Registration No. 33-25301
                                                                        811-5685
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

          Pre-Effective Amendment No.
                                      ----------
          Post-Effective Amendment No.     34
                                       ----------
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

          Amendment No.     37
                        ----------

                          Williamsburg Investment Trust
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

             312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513)629-2000
                                                    -------------

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
                                ----------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/X/  immediately upon filing pursuant to Rule 485(b)
/ /  on (          ) pursuant to Rule 485(b)
/ /  ___ days after filing pursuant to Rule 485(a)
/ /  on (          ) pursuant to Rule 485(a)

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                     [LOGO]

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


                                   PROSPECTUS
                                 AUGUST 1, 2000



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  NO-LOAD FUNDS

PROSPECTUS                                                         NO-LOAD FUNDS
August 1, 2000


                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                     [LOGO]

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


The FBP CONTRARIAN EQUITY FUND seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The FBP  Contrarian  Equity  Fund  and the FBP  Contrarian  Balanced  Fund  (the
"Funds")  are  NO-LOAD,   diversified,   open-end  series  of  the  Williamsburg
Investment Trust, a registered management investment company.

This Prospectus has information you should know before you invest. You should read it carefully and keep it for future reference.

TABLE OF CONTENTS


Risk/Return Summary .....................................................      3
Synopsis of Costs and Expenses ..........................................      6
Investment Objectives, Principal Investment
   Strategies and Related Risks .........................................      6
How to Purchase Shares ..................................................     11
How to Redeem Shares ....................................................     13
How Net Asset Value is Determined .......................................     15
Management of the Funds .................................................     15
Dividends, Distributions and Taxes ......................................     16
Financial Highlights ....................................................     17
Application .............................................................

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The FBP CONTRARIAN EQUITY FUND'S investment objective is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND'S investment objective is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is used. Contrarian investing seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued, usually because they are out of favor with most of the investment community. A company's securities may be out of favor due to earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons.

FBP CONTRARIAN EQUITY FUND

The Equity Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will be primarily invested in the securities of established companies having operating histories of 10 years or longer and having a market capitalization of $500 million or more.

The Equity Fund intends to remain fully invested at all times. Equity securities will normally comprise 70-100% of the Fund's assets, while money market instruments will comprise 0-30%. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP CONTRARIAN BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal market conditions the Balanced Fund's portfolio allocation ranges will be as follows:

                                % of Total Assets
                                -----------------

                       Equity Securities           40-70%
                       Fixed Income Securities     25-50%
                       Money Market Instruments     0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The contrarian approach of the Advisor searches for securities that are "out of favor" in the market. If securities selected by the Advisor never regain a favorable position in the market, the Funds may not realize their investment objectives.

PERFORMANCE SUMMARY


The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index and an index of funds with similar investment objectives. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

                                   EQUITY FUND

4.62%     30.41%     22.76%     25.42%     17.92%     3.73%

[bar chart]

 1994       1995       1996       1997       1998      1999

During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.36% during the quarter ended September 30, 1998.

The Fund's year-to-date return through June 30, 2000 is -9.87%.

                                  BALANCED FUND

-7.87%  27.30%  14.37%   9.96%  1.86%  25.68%  16.56%   20.63%   15.14%   5.31%

[bar chart]

 1990     1991    1992    1993   1994    1995    1996     1997     1998    1999

During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -13.02% during the quarter ended September 30, 1990.

The Fund's year-to-date return through June 30, 2000 is -7.08%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999

                                                                    Since
                                                                  Inception
                                   One Year       Five Years   (July 30, 1993)
                                   --------       ----------   ---------------

Equity Fund                          3.73%          19.69%          16.71%
Standard & Poor's 500 Index(1)      21.04%          28.56%          22.84%

                                   One Year       Five Years      Ten Years
                                   --------       ----------      ---------

Balanced Fund                        5.31%          16.47%          12.40%
Standard & Poor's 500 Index(1)      21.04%          28.56%          18.21%
Lipper Balanced Fund Index(2)        8.98%          16.33%          12.26%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper Analytical Services, Inc.

SYNOPSIS OF COSTS AND EXPENSES

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                          Equity    Balanced
                                                           Fund       Fund
                                                           -----      -----

Management Fees                                            0.70%      0.70%
Administrator's Fees                                       0.18%      0.18%
Other Expenses                                             0.16%      0.14%
                                                           -----      -----
Total Annual Fund Operating Expenses                       1.04%      1.02%
                                                           =====      =====


This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   Equity Fund     Balanced Fund
                                   -----------     -------------

                    l Year            $  106          $  104
                    3 Years              331             325
                    5 Years              574             563
                    10 Years           1,271           1,248


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT OBJECTIVES

The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT SELECTION - EQUITY FUND AND BALANCED FUND. The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually include the equity securities of domestic, established companies.

The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, the Advisor believes, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

     (a) the anticipated price appreciation has been achieved or is no longer probable;

     (b)  alternate investments offer superior total return prospects; or

     (c) the risk of decline in market value is increased. In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments.

As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Advisor's opinion.

In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o    research material generated by the brokerage community;
     o    investment and business publications and general investor attitudes;
     o valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios and dividend yield, compared to historical valuations and future prospects for the company as judged by the Advisor; and
     o    periodic company reports and announcements.

In order to implement the Funds' contrarian strategy, the Advisor allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Freshly identified contrarian securities will normally comprise approximately 25% of the equities held by the Funds. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise approximately 50% of the equities held by the Funds. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies will normally comprise approximately 25% of the equities held by the Funds. These once contrarian issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.


FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the Advisor's opinion. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Advisor expects that U.S. Government Securities will normally comprise at least 10% of the Balanced Fund's total assets. "U.S. Government Securities" include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.

OPTIONS. When the Advisor believes that individual portfolio securities within the Equity Fund and Balanced Fund are approaching the top of the Advisor's growth and price expectations, covered call options ("Calls") may be written
(sold) against such securities in a disciplined approach to selling portfolio securities.

When the Funds write a call, they receive a premium and agree to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Funds may realize a profit if the call it has written lapses unexercised, in which case the Funds keep the premium and retain the underlying security as well. If a call written by one of the Funds is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

RELATED RISKS


To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value (the "NAV") of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's NAV.

At times when fixed income investments are emphasized, the Balanced Fund's NAV would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's NAV may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its NAV as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES


There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Integrated Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at a Fund's NAV next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000. The minimum for an Individual Retirement Account ("IRA") or self employed retirement plan ("Keogh Plan") is $1,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

     The Flippin, Bruce & Porter Funds
     c/o Shareholder Services
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-443-4249 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a signed, completed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     Firstar Bank, NA
     ABA# 042000013
     For Williamsburg Investment Trust #485777056
     For either FBP Contrarian Equity Fund or
                FBP Contrarian Balanced Fund
     (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for the following money market funds:

     Institutional Government Income Fund (a series of Touchstone Investment Trust) - invests in short-term U.S. Government obligations and seeks high current income, consistent with protection of capital.

     Tax-Free Money Fund (a series of Touchstone Tax-Free Trust) - invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.


Shares of the Institutional Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES


You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $1,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Flippin, Bruce & Porter Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Equity Fund or the Balanced Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.


Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt by the Administrator of your request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.


You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED


The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc., 800 Main Street, Second Floor, Lynchburg, Virginia 24505 (the "Advisor"), provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.70%; on the next $250 million, 0.65%; on assets over $500 million, 0.50%.



DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net income and realized capital gains to shareholders.Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens or residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   22.57      $   21.45      $   16.08      $   14.21      $   11.21
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.18           0.13           0.19           0.22           0.24
   Net realized and unrealized gains (losses)
      on investments ...............................        (1.38)          1.50           5.98           2.24           3.05
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (1.20)          1.63           6.17           2.46           3.29
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.18)         (0.13)         (0.19)         (0.22)         (0.24)
   Distributions from net realized gains ...........        (0.37)         (0.38)         (0.61)         (0.37)         (0.05)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (0.51)         (0.80)         (0.59)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   20.82      $   22.57      $   21.45      $   16.08      $   14.21
                                                        =========      =========      =========      =========      =========

Total return .......................................        (5.40%)         7.74%         38.90%         17.65%         29.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  55,791      $  44,978      $  35,322      $  16,340      $   9,090
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets(a) .....         1.04%          1.08%          1.12%          1.21%          1.25%

Ratio of net investment income to average net assets         0.83%          0.63%          1.04%          1.50%          1.89%

Portfolio turnover rate ............................           20%            18%            10%             9%            12%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25% and 1.67% for the years ended March 31, 1997, and 1996, respectively.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   19.36      $   19.08      $   15.87      $   14.86      $   12.80
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.40           0.39           0.41           0.42           0.43
   Net realized and unrealized gains (losses)
      on investments ...............................        (0.74)          1.21           4.26           1.49           2.44
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (0.34)          1.60           4.67           1.91           2.87
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.40)         (0.39)         (0.41)         (0.42)         (0.43)
   Distributions from net realized gains ...........        (0.92)         (0.93)         (1.05)         (0.48)         (0.38)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (1.32)         (1.32)         (1.46)         (0.90)         (0.81)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   17.70      $   19.36      $   19.08      $   15.87      $   14.86
                                                        =========      =========      =========      =========      =========

Total return .......................................        (1.87%)         8.74%         30.22%         13.15%         22.86%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  59,673      $  64,963      $  55,940      $  40,854      $  35,641
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets ........         1.02%          1.04%          1.04%          1.08%          1.17%

Ratio of net investment income to average net assets         2.11%          2.05%          2.33%          2.65%          3.04%

Portfolio turnover rate ............................           31%            25%            21%            24%            17%

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P. O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375


ADMINISTRATOR
Integrated Fund Services, Inc.
P. O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249


CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President and
  Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-443-4249.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                            THE DAVENPORT EQUITY FUND

                                   PROSPECTUS


                                 August 1, 2000


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  August 1, 2000


                            THE DAVENPORT EQUITY FUND
                                 A No-Load Fund

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR

                             Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference.

TABLE OF CONTENTS

Risk/Return Summary........................................................... 2
Synopsis of Costs and Expenses................................................ 4
Investment Objective, Principal Investment Strategies
 and Risk Considerations...................................................... 4
How to Purchase Shares........................................................ 6
How to Redeem Shares.......................................................... 7
How Net Asset Value is Determined............................................. 9
Management of the Fund........................................................10
Dividends, Distributions and Taxes............................................11
Financial Highlights..........................................................11
Application...................................................................

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, the Fund will have at least 65% of its assets in common stocks which according to the Advisor's analysis show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

        o       price-earnings ratios
        o       rate of earnings growth
        o       depth of management
        o       a company's past financial stability
        o       a company's present and projected position within its industry
        o       dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's portfolio in fixed-income securities and money market instruments. Money market instruments are used when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

When the Fund invests in small, unseasoned companies there is the potential for rapid growth; however, these companies often involve higher risks because they lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, many smaller companies are only traded over-the-counter or on a regional securities exchange thus exposing the Fund to greater price fluctuations than larger cap companies traded over the larger exchanges.

When the Fund invests in fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in common stocks might achieve. Fixed-income securities fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities and, conversely, a decrease in interest rates may cause an increase in the market value of the fixed-income securities.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY


The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's average annual total return for 1999, the first full calendar year the Fund was operational, together with the best and worst quarters during the year. The accompanying table shows the Fund's average annual total returns for the one year period ended December 31, 1999 and since its inception and compares those returns to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

15.64%

[bar chart]

1999

During 1999, the highest return for a quarter was 11.75% during the quarter ended December 31, 1999 and the lowest return for a quarter was -6.21% during the quarter ended September 30, 1999.

The Fund's year-to-date return through June 30, 2000 is 1.02%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999

                                                                   Since
                                                                 Inception
                                                 One Year    (January 15, 1998)
                                                 --------    ------------------

Davenport Equity Fund                             15.64%           15.74%
Standard & Poor's 500 Index(1)                    21.04%           26.58%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment): None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):
Management Fees............................................................0.75%
Administrator's Fees.......................................................0.18%
Other Expenses.............................................................0.08%
                                                                           -----
Total Fund Operating Expenses..............................................1.01%
                                                                           =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year   3 Years   5 Years   10 Years
                   ------   -------   -------   --------
                    $103     $322      $558      $1,236


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a well-diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

EQUITY SELECTION. Normally, the Fund will invest at least 65% of its total assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     1.   The price-earnings ratio;
     2.   The rate of earnings growth;
     3.   The depth of management;
     4.   The company's past financial stability;
     5.   The company's present and projected position within its industry; and
     6.   The dividend record.

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 5 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES


There are NO SALES COMMISSIONS CHARGED to investors. You may obtain assistance in opening an account from Integrated Fund Services, Inc. (the "Administrator") by calling 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund. The minimum initial investment in the Fund is $10,000 ($2,000 for tax-deferred retirement plans). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m., Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

                            The Davenport Equity Fund
                           c/o Davenport & Company LLC
                                One James Center
                              901 East Cary Street
                            Richmond, Virginia 23219
                           Attention: John P. Ackerly

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

        Firstar Bank, N.A.
        ABA# 042000013
        For Davenport Equity Fund #485777056
        (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and of the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES


You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day'. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $10,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator, at 1-800-281-3217, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Davenport Equity Fund, c/o Davenport & Company LLC, One James Center, 901 East Cary Street, Richmond, Virginia 23219. Your request for redemption must include:

     1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   any required signature guarantees (see "Signature Guarantees"); and

     3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund or the Administrator may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt by the Administrator of your request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Administrator.

If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Administrator reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. Obligations held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business; as a result, the NAV per share of the Fund may be significantly affected by trading on days when the Fund is not open for business. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor"), provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service, registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:

JOHN P. ACKERLY IV, CFA, 36, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a First Vice President and a Portfolio Manager with the Advisor.

JOSEPH L. ANTRIM, CFA, 54, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, member of the Executive Committee, and Director of the Advisor and manages the Advisor's Investment Advisory division.

MICHAEL S. BEALL, CFA, CPA, 45, is a graduate of the University of Virginia with undergraduate and masters degrees in accounting. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, member of the Executive Committee and a Director of the Advisor.

BEVERLEY B. MUNFORD III, CFA, 72, is a graduate of the University of Virginia in 1950 and has spent his entire career with the Advisor. Mr. Munford is Vice Chairman of the Advisor and a former member of the Executive Committee. Mr. Munford also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.

DAVID WEST, CFA, 45, is a graduate of the University of North Carolina at Chapel Hill and received his MBA from The College of William & Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. He joined the Advisor in 1990 and is a Senior Vice President and Director of the Advisor.

Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. The Advisor's address is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly. Net capital gains, if any, are distributed annually.

The Fund will make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
======================================================================================================
                                                               Year            Year            Period
                                                              Ended           Ended           Ended
                                                             March 31,       March 31,       March 31,
                                                               2000            1999           1998(a)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $    12.01      $    11.14      $    10.00
                                                            ----------      ----------      ----------
Income from investment operations:
        Net investment income ..........................          0.04            0.06            0.01
        Net realized and unrealized gains on investments          1.75            0.88            1.13
                                                            ----------      ----------      ----------
Total from investment operations .......................          1.79            0.94            1.14
                                                            ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ...........         (0.05)          (0.06)             --
        Distributions from net realized gains ..........            --           (0.01)             --
                                                            ----------      ----------      ----------
Total distributions ....................................         (0.05)          (0.07)             --
                                                            ----------      ----------      ----------

Net asset value at end of period .......................    $    13.75      $    12.01      $    11.14
                                                            ==========      ==========      ==========

Total return ...........................................         14.93%           8.53%          11.40%
                                                            ==========      ==========      ==========

Net assets at end of period (000's) ....................    $   77,626      $   56,358      $   24,694
                                                            ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .........          1.01%           1.14%           1.15%(c)

Ratio of net investment income to average net assets ...          0.35%           0.64%           0.76%(c)

Portfolio turnover rate ................................            17%             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Central Plaza
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-443-4249.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                              No-Load Mutual Funds


                                   Prospectus
                                 August 1, 2000


                          T. Leavell & Associates, Inc.
                               Investment Adviser
                                  Founded 1979


                         The Government Street Bond Fund

                        The Government Street Equity Fund

                         The Alabama Tax Free Bond Fund



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  August 1, 2000


                           THE GOVERNMENT STREET FUNDS

                              NO-LOAD MUTUAL FUNDS

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

                               INVESTMENT ADVISER
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama

                                TABLE OF CONTENTS

Risk/Return Summary .........................................................  3
Synopsis of Costs and Expenses ..............................................  9
How to Purchase Shares ...................................................... 10
How to Redeem Shares ........................................................ 11
How Net Asset Value is Determined ........................................... 13
Management of the Funds ..................................................... 13
Dividends, Distributions and Taxes .......................................... 15
Additional Investment Information ........................................... 17
Financial Highlights......................................................... 19
Application .................................................................

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The Government Street Equity Fund
---------------------------------


The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. The Fund generally will remain fully invested in common stocks.


The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.


The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

The Government Street Bond Fund
-------------------------------


In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, approximately 40% of the Bond Fund's total assets will be invested in U.S. Government Securities. These include U.S. Treasury Securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt securities.


The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the bonds' relative interest rate spread over U.S. Treasury Securities of comparable maturity, and call features. In the event that a corporate fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by at least two of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The corporate fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

The Alabama Tax Free Bond Fund
------------------------------

The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers.

The securities will be rated in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be 3 to 10 years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The Government Street Equity Fund
---------------------------------

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to general economic conditions, political stability and other factors. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio. As a result, there is a risk that you could lose money by investing in the Equity Fund.

While medium-sized companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium sized companies may be subject to wider price fluctuations.

The Government Street Bond Fund
-------------------------------

The fixed income securities in which the Bond Fund will invest are subject to fluctuation in value. Fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Bond Fund's fixed income securities would decrease in value, and the Fund's net asset value would decrease.

Securities rated in the lower end of the "investment grade" category are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities. Although the Adviser utilizes the ratings of various credit rating services as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself.

The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Bond Fund or to the Bond Fund's shares.

The Fund is not intended to be a complete investment program and you could lose money by investing in the Bond Fund.

The Alabama Tax Free Bond Fund
------------------------------

The net asset value of the shares of The Alabama Tax Free Bond Fund will change as the general levels of interest rates fluctuate. When interest rates rise, the value of the Fund's portfolio can be expected to decline. There is also the risk that the issuer of a bond may not be able to make interest and principal payments when due.

Because the Fund invests primarily in bonds from the State of Alabama, it is particularly sensitive to political and economic factors that negatively affect Alabama. In addition, there is the risk that substantial changes in federal income tax law could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.

As a non-diversified fund, The Alabama Tax Free Bond Fund may be invested in fewer issuers than a diversified fund. If the Fund concentrates in a particular segment of the bond market, economic or political factors affecting one bond in that segment may affect other bonds within the same segment. These factors may cause greater fluctuations in the Fund's value and may make the Fund more susceptible to any single risk.


PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in each Fund by showing the changes in the performance of the Fund from year to year since its inception and by showing how the average annual returns of each Fund compare to those of a broad-based securities market index. How each Fund has performed in the past is not necessarily an indication of how it will perform in the future.

The Government Street Equity Fund
---------------------------------

[bar chart]

6.04%     3.15%     -2.78%     27.42%     21.48%     27.84%     23.73%    17.71%

 1992      1993       1994       1995       1996       1997       1998      1999

During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.05% during the quarter ended September 30, 1998.

The year-to-date return through June 30, 2000 is 2.63%.

The Government Street Bond Fund
-------------------------------

[bar chart]

6.34%     8.80%     -2.69%     15.46%     3.67%     7.83%     7.43%     -1.02%

 1992      1993       1994       1995      1996      1997      1998       1999

During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.

The year-to-date return through June 30, 2000 is 2.97%.

The Alabama Tax Free Bond Fund
------------------------------

[bar chart]

-3.18%    12.42%    3.77%     6.32%     5.13%     -0.98%

  1994      1995     1996      1997      1998       1999

During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.

The year-to-date return through June 30, 2000 is 2.94%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999

                                                             Since Inception
                                      One Year   Five Years   (June 3, 1991)
                                      --------   ----------   --------------
The Government Street
 Equity Fund                            17.71%     23.58%         15.46%
Standard & Poor's
 500 Index(1)                           21.04%     28.56%         19.91%

                                                             Since Inception
                                      One Year   Five Years   (June 3, 1991)
                                      --------   ----------   --------------
The Government Street
  Bond Fund                             -1.02%      6.54%          6.31%
Lehman Government/
  Corporate Intermediate
  Bond Index(2)                          0.38%      7.10%          6.89%
90-Day Treasury Bill
  Index(3)                               4.85%      5.35%          4.84%

                                                             Since Inception
                                      One Year   Five Years (January 15, 1993)
                                      --------   ----------   --------------
The Alabama Tax Free
 Bond Fund                              -0.98%      5.24%          4.38%
Lipper Intermediate
 Municipal Bond Index(4)                -1.53%      5.19%          4.20%
Lehman 7-Year G.O
 Municipal Bond Index(5)                -0.16%      6.50%          5.57%
Lehman 3-Year
 Municipal Bond Index(6)                 1.97%      5.17%          4.64%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.
(3) The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.
(4) The Lipper Intermediate Municipal Bond Index is an unmanaged index generally representative of intermediate-term municipal bonds tracked by Lipper Analytical Services, Inc.
(5) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.
(6) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

SYNOPSIS OF COSTS AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)                  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                         The           The          The
                                      Government    Government    Alabama
                                        Street        Street     Tax Free
                                      Equity Fund   Bond Fund    Bond Fund
                                      -----------   ---------    ---------

Management Fee                           0.60%        0.50%        0.35%
Administrator's Fees                     0.17%        0.08%        0.15%
Other Expenses                           0.06%        0.12%        0.22%
                                         -----        -----        -----
Total Annual Fund Operating Expenses     0.83%        0.70%        0.72%1
                                         =====        =====        =====

(1) The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse certain expenses of The Alabama Tax Free Bond Fund necessary to limit total operating expenses to 0.65% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or any reimbursement at any time in the Adviser's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         The           The          The
                                      Government    Government    Alabama
                                        Street        Street     Tax Free
                                      Equity Fund   Bond Fund    Bond Fund
                                      -----------   ---------    ---------

             1 year                     $   85          72           74
             3 years                       265         224          230
             5 years                       460         390          401
             10 years                    1,025         871          894

HOW TO PURCHASE SHARES


There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening accounts from Integrated Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at each Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in each Fund is $5,000; however, the minimum is $1,000 for an individual retirement account ("IRA") or self-employed retirement plan ("Keogh") investment in The Government Street Equity Fund or The Government Street Bond Fund. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. If your order is received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, you will purchase shares at the NAV determined on that business day. If your order is not received by the close of the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by a Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, to:

          The Government Street Funds
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-443-4249 before wiring to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account

Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

          Firstar Bank, N.A.
          ABA# 042000013
          For Williamsburg Investment Trust #485777056
          For the (name of fund)
          (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. The minimum additional investment allowed for The Government Street Equity Fund or The
Government Street Bond Fund is $500. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES


You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the applicable Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-800-443-4249 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to:

          The Government Street Funds
          c/o Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio 45201-5354

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633 (the "Adviser"), provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to each Fund. The Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Government Street Equity Fund
---------------------------------

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as portfolio manager since the Equity Fund's inception, has been a principal of the Adviser since the founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; on assets over $100 million, 0.50%.

The Government Street Bond Fund
-------------------------------

Mary Shannon Hope is primarily responsible for managing the portfolio of the Bond Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Adviser since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; on assets over $100 million, 0.40%.

The Alabama Tax Free Bond Fund
------------------------------

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is a Vice President of the Adviser and has been a portfolio manager with the firm since 1986. Prior to joining the Adviser, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a BS, Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; on assets over $100 million, 0.25%. The Adviser currently intends to waive its investment Advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.


BOARD OF  TRUSTEES.  The  Government  Street  Funds  are  each a  series  of The
Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the funds. A majority of the Trustees are independent and not affiliated with the Adviser.

RICHARD MITCHELL, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). Education: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.

AUSTIN BROCKENBROUGH, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. (since 1970). Director, Tredegar Industries, Inc. Education: B.S., University of Richmond, 1962.

JOHN T. BRUCE, C.F.A.,  Principal,  Flippin,  Bruce & Porter,  Inc..  Education:
B.S., Finance, Virginia Polytechnic Institute and State University, 1976.

CHARLES M. CARAVATI, JR., M.D., Physician. Education: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.

J. FINLEY LEE, JR., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. Director, Montgomery Indemnity Insurance Company.
Education: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

RICHARD L. MORRILL, Chancellor and Distinguished University Professor of Ethics and Democratic Values, University of Richmond. Director, Tredegar Industries.
Education: A.B., Brown University, 1961; B.D., Yale University, 1964; Ph.D., Duke University, 1967.

HARRIS V. MORRISSETTE, President, Marshall Biscuit Company. Director, Energy South, Inc., South Alabama Bank Corporation. Education: B.S., University of Alabama, 1982.

ERWIN H. WILL, JR., C.F.A., Chief Investment Officer, Virginia Retirement System (Retired). Education: B.S., University of Virginia, 1956.

SAMUEL B. WITT, III, Sr. Vice President & General Counsel, The Swiss Helvetia Fund. Education: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Government Street Equity Fund
and The Government Street Bond Fund
-----------------------------------

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986 and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends quarterly payable in March, June, September and December, on a date selected by the Trustees. The Bond Fund intends to declare and pay dividends on the last business day of each month. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. Each Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S. The Equity Fund expects that its distributions will consist primarily of capital gains. The Bond Fund expects that its distributions will consist primarily of income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Current practice of the Equity Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of a Fund.

The Alabama Tax Free Bond Fund
------------------------------

Each month The Alabama Tax Free Bond Fund distributes a dividend substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. You may elect to receive dividends and capital gain distributions in either cash or additional shares. The Fund expects that its distributions will consist primarily of investment income.

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of The Alabama Tax Free Bond Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income taxes as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred

(directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION

Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master note). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

The Government Street Equity Fund
---------------------------------

Money market instruments may be purchased by the Equity Fund for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Government Street Bond Fund
-------------------------------

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

The Alabama Tax Free Bond Fund
------------------------------

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt securities which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the NRSROs.) or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Fund may purchase municipal obligations, the interest on which may be subject to the alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt).

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with each Fund's financial statement, are included in its Statement of Additional Information, which is available upon request.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   48.10    $   43.79    $   32.59    $   29.41    $   23.87
                                              ---------    ---------    ---------    ---------    ---------

Income from investment operations:
   Net investment income ..................        0.18         0.27         0.32         0.37         0.40
   Net realized and unrealized
      gains on investments ................        9.39         6.01        12.28         4.50         5.75
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        9.57         6.28        12.60         4.87         6.15
                                              ---------    ---------    ---------    ---------    ---------

Less distributions:
   Dividends from net investment income ...       (0.18)       (0.27)       (0.32)       (0.36)       (0.40)
   Distributions from net realized gains ..       (0.42)       (1.70)       (1.08)       (1.33)       (0.21)
                                              ---------    ---------    ---------    ---------    ---------
Total distributions .......................       (0.60)       (1.97)       (1.40)       (1.69)       (0.61)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   57.07    $   48.10    $   43.79    $   32.59    $   29.41
                                              =========    =========    =========    =========    =========

Total return ..............................       19.93%       14.81%       39.31%       16.94%       25.96%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $ 116,447    $  90,707    $  75,643    $  49,629    $  41,421
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.83%        0.85%        0.86%        0.89%        0.94%

Ratio of net investment income
   to average net assets ..................        0.35%        0.61%        0.82%        1.17%        1.50%

Portfolio turnover rate ...................          17%          22%          18%          20%          31%

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   20.90    $   21.06    $   20.47    $   20.87    $   20.33
                                              ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income ..................        1.23         1.27         1.32         1.34         1.35
   Net realized and unrealized
      gains (losses) on investments .......       (1.11)       (0.16)        0.60        (0.40)        0.54
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        0.12         1.11         1.92         0.94         1.89
                                              ---------    ---------    ---------    ---------    ---------

Dividends from net investment income ......       (1.23)       (1.27)       (1.33)       (1.34)       (1.35)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   19.79    $   20.90    $   21.06    $   20.47    $   20.87
                                              =========    =========    =========    =========    =========

Total return ..............................        0.67%        5.38%        9.61%        4.60%        9.43%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $  45,156    $  43,041    $  36,908    $  29,442    $  28,718
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.70%        0.73%        0.74%        0.75%        0.76%

Ratio of net investment income
   to average net assets ..................        6.12%        6.01%        6.35%        6.44%        6.38%

Portfolio turnover rate ...................          20%          17%          10%          20%          10%

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

===============================================================================================================
                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                              -----------------------------------------------------------------
                                                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $   10.54    $   10.49    $   10.18    $   10.23    $    9.96
                                                 ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income .....................        0.44         0.44         0.44         0.43         0.42
   Net realized and unrealized
      gains (losses) on investments ..........       (0.41)        0.05         0.31        (0.05)        0.27
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        0.07         0.49         0.75         0.38         0.69
                                                 ---------    ---------    ---------    ---------    ---------

Dividends from net investment income .........       (0.44)       (0.44)       (0.44)       (0.43)       (0.42)
                                                 ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ...............   $   10.13    $   10.54    $   10.49    $   10.18    $   10.23
                                                 =========    =========    =========    =========    =========

Total return .................................        0.34%        4.73%        7.44%        3.82%        7.02%
                                                 =========    =========    =========    =========    =========

Net assets at end of year (000's) ............   $  23,048    $  21,560    $  19,938    $  16,801    $  15,480
                                                 =========    =========    =========    =========    =========

Ratio of net expenses to average net assets(a)        0.65%        0.65%        0.65%        0.66%        0.75%

Ratio of net investment income
   to average net assets .....................        4.32%        4.16%        4.19%        4.24%        4.11%

Portfolio turnover rate ......................          19%           7%           2%           6%           4%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.72%, 0.76%, 0.75%, 0.78% and 0.86% for the years ended March 31, 2000,
     1999, 1998, 1997, and 1996, respectively.

THE GOVERNMENT STREET FUNDS

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633
www.tleavell.com

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III


PORTFOLIO MANAGERS
Thomas W. Leavell,
  The Government Street Equity Fund
Mary Shannon Hope,
  The Government Street Bond Fund
Timothy S. Healey,
  The Alabama Tax Free Bond Fund

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-443-4249.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                                                      PROSPECTUS
                                                                  AUGUST 1, 2000



                               THE JAMESTOWN FUNDS
                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                   THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                               INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia


                                TABLE OF CONTENTS


Risk/Return Summary.....................................................
Synopsis of Costs and Expenses..........................................
Investment Objectives, Principal Investment
  Strategies and Related Risks..........................................
How to Purchase Shares..................................................
How to Redeem Shares....................................................
How Net Asset Value is Determined.......................................
Management of the Funds.................................................
Tax Status of Tax Exempt Virginia Fund..................................
Dividends, Distributions and Taxes......................................
Financial Highlights....................................................
Application.............................................................


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own investment objectives and policies.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The JAMESTOWN BALANCED FUND's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The JAMESTOWN EQUITY FUND's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The JAMESTOWN INTERNATIONAL EQUITY FUND's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The JAMESTOWN TAX EXEMPT VIRGINIA FUND's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Jamestown Balanced Fund
-----------------------
The percentage of assets of the Balanced Fund invested in equities and fixed income securities is varied according to the Advisor's judgment of market and economic conditions. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

Jamestown Equity Fund
---------------------
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations.

Jamestown International Equity Fund
-----------------------------------
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection.

The Fund will seek to control risk by diversifying its assets among 12 or more countries and approximately 80 stocks, and by possibly purchasing forward currency exchange contracts to hedge against anticipated currency fluctuations.

Jamestown Tax Exempt Virginia Fund
----------------------------------
At least 65% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 15 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Jamestown Balanced Fund
-----------------------
The portion of the Balanced Fund's portfolio invested in equity securities will fluctuate in response to stock market movements, and the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed income securities. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

Jamestown Equity Fund
---------------------
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

Jamestown International Equity Fund
-----------------------------------

Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. There is a risk that you could lose money by investing in the Fund.


Jamestown Tax Exempt Virginia Fund
----------------------------------
Due to the Tax Exempt Virginia Fund's controlled duration and high quality standards, it expects to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios. Prospective investors should be aware that the net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. There is a risk that you could lose money by investing in the Fund.

The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.


JAMESTOWN BALANCED FUND

-2.59%  22.52%   8.32%   4.35%   0.11%  29.22%  15.75%  16.27%  18.27%  11.47%
[bar chart]
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999


During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.33% during the quarter ended September 30, 1990.


The year-to-date return through June 30, 2000 is 6.07%.

JAMESTOWN EQUITY FUND

 2.06%   1.12%  34.27%  21.06%  25.53%  23.97%  16.65%
[bar chart]
  1993    1994    1995    1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -14.56% during the quarter ended September 30, 1998.

The year-to-date return through June 30, 2000 is 8.15%.

JAMESTOWN INTERNATIONAL EQUITY FUND

12.43%  23.95%  39.61%
[bar chart]
  1997    1998    1999

During the period shown in the bar chart, the highest return for a quarter was 18.11%% during the quarter ended December 31, 1998 and the lowest return for a quarter was -13.79% during the quarter ended September 30, 1998.

The year-to-date return through June 30, 2000 is -6.98%.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

-3.69%  12.21%   3.87%   7.07%   5.40%  -1.74%
[bar chart]
  1994    1995    1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.

The year-to-date return through June 30, 2000 is 3.27%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999

JAMESTOWN BALANCED FUND
                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Balanced Fund                           11.47%          18.78%          12.31%
Standard & Poor's
  500 Index(1)                          21.04%          28.56%          18.21%

JAMESTOWN EQUITY FUND
                                                    Since          Inception
                            1 Year     5 Years    Inception           Date
                            ------     -------    ---------        ---------
Equity Fund                 16.65%      24.16%      17.29%      December 1, 1992
Standard & Poor's
  500 Index(1)              21.04%      28.56%      21.45%


JAMESTOWN INTERNATIONAL EQUITY FUND

                                                    Since          Inception
                                       1 Year     Inception           Date
                                       -------    ---------        ---------
International Equity Fund               39.61%      18.89%       April 16, 1996
Morgan Stanley Europe,
  Australia and Far East
  ("EAFE") Index(2)                     26.98%      12.73%

JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                    Since          Inception
                            1 Year     5 Years    Inception           Date
                            ------     -------    ---------        ---------
Tax Exempt Virginia Fund    -1.74%      5.27%       3.96%      September 1, 1993
Lehman Municipal
  Bond Index(3)             -2.06%      6.91%       4.95%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.
(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.
(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):  None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                 Balanced   Equity  International   Tax Exempt
                                   Fund      Fund    Equity Fund   Virginia Fund
                                   ----      ----    -----------   -------------
Investment Advisory Fees           0.65%     0.65%       1.00%         0.40%
Administrator's Fees               0.17%     0.18%       0.22%         0.15%
Other Expenses                     0.06%     0.08%       0.34%         0.14%
                                  ------    ------      ------        ------
Total Fund Operating Expenses      0.88%     0.91%       1.56%         0.69%
                                  ======    ======      ======        ======

EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 Balanced   Equity  International   Tax Exempt
                                   Fund      Fund    Equity Fund   Virginia Fund
                                   ----      ----    -----------   -------------
1  Year ............              $   90    $   93     $  159         $   70
3  Years............                 281       290        493            221
5  Years............                 488       504        850            384
10 Years............               1,084     1,120      1,856            859

The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS

The investment objectives of the JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of the JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

EQUITY FUND AND BALANCED FUND
-----------------------------

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long-term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions and projected earnings growth. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team.

The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." U.S. Government Securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to the Funds' shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating less than A will be acquired if, as a result, more than 10% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other debt instruments is great, then U.S. Government agency securities (which will have higher yields than U.S. Treasuries of the same maturity) or corporate bonds are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.


In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the

Advisor analyzes the projected total return relationships between 4-year stock market total returns (using the S&P 500 as a proxy for the market) and U.S. Treasury Notes with a 4-year maturity. A 4-year time frame is used in the Advisor's total return projections because the Advisor believes 4 years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. The Advisor uses a dividend discount model, based upon historical S&P 500 price to dividend relationships, to project 4-year stock market total returns. This model compares the Advisor's projected S&P 500 4-year dividend streams and resulting computer generated fourth year S&P 500 Index values to the current S&P 500 Index value to derive estimates of the total return potential from stocks.


While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value ("NAV") of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds.


The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's NAV.

At times when fixed income investments are emphasized, the Balanced Fund's NAV would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's NAV may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its NAV as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

INTERNATIONAL EQUITY FUND
-------------------------

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.


Oechsle International Advisors, LLC (the "Sub-Advisor") believes that investors must scan the world for investment opportunities. International diversification is important because:

     (1) non-U.S. stocks now account for more than 50 percent of the world's stock market capitalization; and

     (2) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.

In 1967, the United States represented 70 percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 1999 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 50% of a much larger world market. Non-U.S. stocks represent a large, increasingly significant pool presenting opportunities which investors can no longer ignore. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.

Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1998, U.S. pension funds had invested nearly 15% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next 5 years.


The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Three primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars:

     (1) A positive monetary environment that is likely to stimulate economic growth;

     (2) Accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth; and

     (3)  The demand and supply relationship for equities in each country.


The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the Morgan Stanley Europe, Australia and Far East ("EAFE") Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.


Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investments among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 700 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

CERTAIN RISK CONSIDERATIONS

Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.


CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.


MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

TAX EXEMPT VIRGINIA FUND
------------------------

The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 65% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).


INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their 4 highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.


The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The NAV of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.


The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the NAV of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES


There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Integrated Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at a Fund's NAV next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                  The Jamestown Funds
                  c/o Shareholder Services
                  P.O. Box 5354
                  Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-443-4249 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed account application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      Firstar Bank, N.A.
      ABA# 042000013
      For Williamsburg Investment Trust #485777056
      For the (name of Fund)
      (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES


You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $5,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL  REDEMPTIONS.  Your request  should be addressed to The Jamestown
Funds,  P.O.  Box  5354,  Cincinnati,   Ohio  45201-5354.   Your  request  for
redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.


Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt by the Administrator of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.


You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000,

(2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED


The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise; they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc., (the "Advisor"), provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


BALANCED FUND - Henry C. Spalding, Jr. and Charles M. Caravati III, CFA, are primarily responsible for managing that portion of the Balanced Fund invested in equity securities. Mr. Spalding became Executive Vice President of the Advisor in 1988 and became Managing Director in 1998. Mr. Caravati has been in various positions with the Advisor since 1992. Joseph A. Jennings is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Adviser, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%.

EQUITY FUND - Charles M. Caravati III, CFA, and Henry C. Spalding, Jr. are primarily responsible for managing the portfolio of the Equity Fund.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%.


INTERNATIONAL EQUITY FUND - Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor.

Walter Oechsle, who has 38 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International
Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established the Sub-Advisor. The founding partners of the Sub-Advisor have an average tenure of 18 years with the current investment team. The Sub-Advisor has 18 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor manages over $20 billion in international assets in separately managed and commingled accounts for private and institutional investors. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.


Since January 1997, Kathleen Harris has had primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND - Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Walk is a Portfolio Manager of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.

TAX STATUS OF TAX EXEMPT VIRGINIA FUND

FEDERAL INCOME TAXES. Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. The Fund will have a business location in Virginia and will be subject to the income tax laws of that state. A regulated investment company generally will not be required to pay any Virginia income tax so long as it (1) does not have to pay any federal income tax and (2) receives no interest income that is exempt from federal income tax but is not exempt from Virginia income tax, such as federally tax-exempt interest on obligations of a state other than Virginia.

Set forth below is a brief description of the personal income tax status of an investment in the Fund under Virginia tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

The Virginia Department of Taxation has ruled that, under existing Virginia law, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code and 50% or more of the value of the total assets of the Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund will not be subject to Virginia personal income taxes to the extent that such dividends are either (1) excludable from gross income for federal income tax purposes and attributable to interest on obligations issued by the Commonwealth of Virginia or any of its political subdivisions or instrumentalities or obligations issued by Guam, Puerto Rico or the United States Virgin Islands or (2) attributable to interest on obligations issued by the United States or any authority, commission, or instrumentality of the United States in the exercise of borrowing power, and backed by the full faith and credit of the United States. For shareholders who are subject to Virginia income tax, dividends received from the Fund (whether paid in cash or reinvested in additional shares) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of dividends excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income tax.

Capital gains distributed by the Fund and gain recognized on the sale or other disposition of shares of the Fund generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund (1) will not be deductible for Virginia income tax purposes to the extent that such interest expense relates to the portions of dividends received from the Fund exempt from Virginia income tax and (2) will be deductible for Virginia income tax purposes as an offset against the portions of the dividends received from the Fund attributable to interest income not exempt from Virginia income taxation to the extent that such interest expense is not deducted in determining federal taxable income and is related to such non-exempt portions.

The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Virginia tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Virginia tax laws. The Code, Treasury regulations, and Virginia tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Tax Exempt Virginia Fund intends to declare dividends on each business day and to pay such dividends monthly. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.


THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    18.12      $    17.38      $    15.17      $    14.77      $    12.76
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
        Net investment income ......................          0.35            0.34            0.37            0.35            0.36
        Net realized and unrealized gains
                on investments .....................          2.49            0.95            4.31            1.45            2.50
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          2.84            1.29            4.68            1.80            2.86
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.35)          (0.34)          (0.37)          (0.35)          (0.36)
        Distributions from net realized gains ......         (0.78)          (0.21)          (2.10)          (1.05)          (0.49)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (1.13)          (0.55)          (2.47)          (1.40)          (0.85)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         15.90%           7.56%          32.42%          12.29%          22.79%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  128,201      $  112,804      $  101,408      $   70,654      $   61,576
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......          0.88%           0.88%           0.90%           0.91%           0.93%

Ratio of net expenses to average net assets (a) ....          0.86%           0.86%           0.87%           0.87%           0.88%

Ratio of net investment income to average net assets          1.85%           1.95%           2.21%           2.31%           2.52%

Portfolio turnover rate ............................            62%             69%             90%             58%             72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended March 31,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................    $    21.76     $    20.16     $    15.66     $    13.96     $    11.29
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
        Net investment income ..........................          0.03           0.07           0.11           0.13           0.15
        Net realized and unrealized gains on investments          5.18           1.60           6.47           2.00           2.98
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .......................          5.21           1.67           6.58           2.13           3.13
                                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
        Dividends from net investment income ...........         (0.03)         (0.07)         (0.11)         (0.13)         (0.15)
        Distributions from net realized gains ..........         (0.92)            --          (1.97)         (0.30)         (0.31)
                                                            ----------     ----------     ----------     ----------     ----------
Total distributions ....................................         (0.95)         (0.07)         (2.08)         (0.43)         (0.46)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .........................    $    26.02     $    21.76     $    20.16     $    15.66     $    13.96
                                                            ==========     ==========     ==========     ==========     ==========

Total return ...........................................         24.04%          8.33%         43.74%         15.27%         28.00%
                                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ......................    $   77,809     $   63,416     $   52,214     $   31,180     $   17,857
                                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets ..........          0.91%          0.92%          0.93%          0.98%          1.14%

Ratio of net expenses to average net assets(a) .........          0.88%          0.89%          0.90%          0.92%          1.01%

Ratio of net investment income to average net assets ...          0.14%          0.35%          0.60%          0.85%          1.27%

Portfolio turnover rate ................................            67%            66%            59%            44%            54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    10.22      $    10.16      $     9.83      $     9.85      $     9.68
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income ......................          0.42            0.43            0.44            0.45            0.45
        Net realized and unrealized gains (losses)
                on investments .....................         (0.42)           0.07            0.33           (0.02)           0.17
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.00            0.50            0.77            0.43            0.62
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.42)          (0.43)          (0.44)          (0.45)          (0.45)
        Distributions from net realized gains ......         (0.01)          (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.44)          (0.44)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................          0.04%           4.92%           8.00%           4.39%           6.51%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   29,138      $   25,626      $   18,213      $   11,197      $    8,779
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a) ....          0.69%           0.73%           0.75%           0.75%           0.75%

Ratio of net investment income to average net assets          4.27%           4.17%           4.40%           4.51%           4.57%

Portfolio turnover rate ............................            47%             31%             33%             24%             14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------
                                                            Year            Year            Year          Period
                                                           Ended           Ended           Ended           Ended
                                                          March 31,       March 31,       March 31,      March 31,
                                                            2000            1999            1998          1997(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $    13.63      $    12.61      $     9.81      $    10.00
                                                         ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income (loss) ................         (0.00)           0.05           (0.01)          (0.01)
        Net realized and unrealized gains (losses)
                on investments and foreign currencies          5.19            1.04            2.91           (0.14)
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          5.19            1.09            2.90           (0.15)
                                                         ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ........         (0.04)          (0.07)          (0.10)          (0.04)
        Distributions from net realized gains .......         (0.79)             --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.83)          (0.07)          (0.10)          (0.04)
                                                         ----------      ----------      ----------      ----------

Net asset value at end of period ....................    $    17.99      $    13.63      $    12.61      $     9.81
                                                         ==========      ==========      ==========      ==========

Total return ........................................         39.35%           8.67%          29.67%          (1.56)%(c)
                                                         ==========      ==========      ==========      ==========

Net assets at end of period (000's) .................    $   85,849      $   54,019      $   42,543      $   29,290
                                                         ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (b) .....          1.56%           1.51%           1.56%           1.60%(c)

Ratio of net investment income (loss) to
        average net assets ..........................         (0.01)%          0.38%          (0.05)%         (0.15)%(c)

Portfolio turnover rate .............................            52%             39%             47%             70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


ADMINISTRATOR
Integrated Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-443-4249.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


File No. 811-5685

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND


                                 AUGUST 1, 2000


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249

                                Table of Contents
                                -----------------



INVESTMENT OBJECTIVES AND POLICIES...........................................  2
DESCRIPTION OF BOND RATINGS..................................................  6
INVESTMENT LIMITATIONS.......................................................  8
TRUSTEES AND OFFICERS........................................................  9
INVESTMENT ADVISOR........................................................... 13
ADMINISTRATOR................................................................ 14
DISTRIBUTOR.................................................................. 15
OTHER SERVICES............................................................... 15
BROKERAGE.................................................................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 16
PURCHASE OF SHARES........................................................... 18
REDEMPTION OF SHARES......................................................... 19
NET ASSET VALUE DETERMINATION................................................ 19
ALLOCATION OF TRUST EXPENSES................................................. 19
ADDITIONAL TAX INFORMATION................................................... 20
CAPITAL SHARES AND VOTING.................................................... 21
CALCULATION OF PERFORMANCE DATA.............................................. 22
FINANCIAL STATEMENTS AND REPORTS............................................. 24

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") dated August 1, 2000. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.
r

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both the FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies which are well established, more experienced and better financed. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are rated lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Balanced Fund's net assets and the Balanced Fund will not invest in issues rated lower than B by either rating service. The Advisor carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Advisor's judgment, improving.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Advisor believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:

Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173

                                       10

Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


                                       11

John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230



Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                       12

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.70% of the then-outstanding shares of the Equity Fund and less than 1% of the then-outstanding shares of the Balanced Fund. As of that same date, The Trust Company of Knoxville, 620 Market Street, Knoxville, Tennessee 37902, owned of record 19.86% of the then-outstanding shares of the Equity Fund and Strafe Company, P.O. Box 160, Westerville, OH 43086, owned of record 5.36% of the then-outstanding shares of the Balanced Fund.


                               INVESTMENT ADVISOR


Flippin, Bruce & Porter, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor, with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid the Advisor advisory fees of $401,831, $288,068 and $184,384, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Balanced Fund paid the Advisor advisory fees of $477,345, $435,257 and $365,477, respectively.


John M. Flippin, John T. Bruce and R. Gregory Porter III own all the capital stock of the Advisor and therefore control the Advisor. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the

Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions. The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR


The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.18% of the average value of its daily net assets up to $25,000,000, 0.155% of such assets from $25,000,000 to $50,000,000 and 0.13% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received fees of $99,752, $73,470 and $48,798, respectively, from the Equity Fund and $114,954, $105,848 and $91,365, respectively, from the Balanced Fund.


                                   DISTRIBUTOR


IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Underwriting Agreement will automatically terminate in the event of its assignment. Tina D. Hosking is an officer of both the Trust and the Distributor.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Balanced Fund was $51,285, $43,130 and $20,094, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Equity Fund was $73,194, $45,762 and $36,236, respectively.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commission to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


CODE OF ETHICS. The Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Advisor and the Distributor are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long term or short term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                        The Flippin, Bruce & Porter Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES


The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


If your instructions request a redemption by wire, you will be charged a processing fee by the Fund's Custodian. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share of each Fund is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government securities may not be taxable for state income tax purposes. Other state income tax implications and federal income tax implications may apply. You should consult your tax advisor for further information.

ADDITIONAL TAX INFORMATION. The FBP Contrarian Equity Fund had net realized capital losses of $758,759 during the period November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

                            CAPITAL SHARES AND VOTING

The Funds are each no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued in addition to the Equity Fund and the Balanced Fund described in this Prospectus; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and the Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n = ERV. The average annual total return quotations for the Equity Fund for the one year, five year and since inception (July 30, 1993) period ended March 31, 2000 are -5.40%, 16.62% and 14.88%, respectively. The average annual total return quotations for the Balanced Fund for the one year, five year, ten year and since inception (July 3, 1989) periods ended March 31, 2000, are -1.87%, 14.07%, 11.96% and
10.94%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation): it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[a-b/cd + 1)(6) - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2000 were 2.65% and 1.32%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                                  ANNUAL REPORT
                                 March 31, 2000

                          FBP Contrarian Balanced Fund
                           FBP Contrarian Equity Fund

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
  and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 23, 2000
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ended March 31, 2000. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

                                               Twelve         Three        Five
                                               Months         Years       Years
                                               ---------------------------------
FBP Contrarian Equity Fund ..............      -5.40%         12.28%      16.62%
FBP Contrarian Balanced Fund ............      -1.87%         11.59%      14.07%

REVIEW AND OUTLOOK

The past year has been a difficult period of performance as the value style of management has been out of favor. Common stock returns were dominated by the excitement of high growth industries such as technology, telecommunication, biotechnology and most anything related to the Internet, as valuations expanded to unprecedented levels. Simultaneously, valuations for stocks with value characteristics compressed to lows not witnessed in many years. As a general rule, stocks with the highest valuations performed the best, while those with attractive valuations performed poorly. Federal Reserve actions to raise short-term interest rates to slow the economy and prevent future inflation negatively impacted the earnings expectations of traditional value stocks. Additionally, momentum investing came into vogue as the thought of owning companies for any reason other than price appreciation was dismissed. Much of this thinking changed during mid March, just before the fiscal year-end. Since March 10, 2000, which was the day the NASDAQ Index peaked, the Funds have improved nicely in valuation while the previous high technology leaders have dropped substantially in price.

The outlook for the economy this year continues to be excellent. Gross Domestic Product is expected to increase about 4.5 to 5% for the year. Unemployment remains low and inflation should only move up modestly to 2.5 - 3%. Corporate profits are now forecasted to increase 10 - 15%, which is higher than previously expected. The risk to this outlook is future interest rate increases by the Federal Reserve, which could slow the economy more than expected. Such action on a short-term basis can be negative for financial markets, but longer term is a positive. The economy is adapting quickly to technological advances and we believe it is the established companies in the marketplace, or "Old Economy" stocks, that will benefit as they change their business models and become more competitive.

Our investment process for stocks is geared toward thorough fundamental research, combined with an understanding of historical valuation relationships to judge which investments are appropriate for the Funds. The recovery in price in recent weeks, we believe, reflects an indication of the potential for the Funds. We continue to find high quality companies with real earnings and assets, which are trading, in many cases, well below normal valuations and at levels not seen for many years. We are taking advantage of opportunities in the bond market by gradually increasing the corporate and agency investments in the Balanced Fund, as a result of widening yield spreads over U.S. Treasuries.

Again, we recognize that this past year has been a disappointment in performance, for all of us as shareholders. We believe strongly in our investment approach and its ability to provide competitive returns on a long-term basis. Our firm continues to grow and we are committed to providing the necessary people and resources to meet the Funds' investment objectives. We thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

COMPARATIVE CHARTS

Performance for each Fund is compared below to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long-term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                           FBP CONTRARIAN EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                           March 2000
                                           ----------
FBP Contrarian Equity Fund                   $25,246
Standard & Poor's 500 Index                  $38,346
Consumer Price Index                         $11,772

Past performance is not predictive of future performance.

                      ------------------------------------
                           FBP Contrarian Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      (5.40)%    16.62%        14.88%
                      ------------------------------------

             * Initial public offering of shares was July 30, 1993

                          FBP CONTRARIAN BALANCED FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
  Balanced Fund, the Stancerd & Poor's 500 Index and the Consumer Price Index

                                           March 2000
                                           ----------
FBP Contrarian Balanced Fund                 $30,545
Standard & Poor's 500 Index                  $61,556
Consumer Price Index                         $13,719

Past performance is not predictive of future performance.


                      ------------------------------------
                          FBP Contrarian Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      (1.87)%    14.07%        11.96%
                      ------------------------------------

              * Initial public offering of shares was July 3, 1989

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS -- 96.3%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS-- 2.7%
     7,000    Dow Chemical Company .............................   $    798,000
    20,000    Great Lakes Chemical Corporation .................        680,000
                                                                   ------------
                                                                      1,478,000
                                                                   ------------
              COMMERCIAL BANKING -- 12.2%
    50,000    Banc One Corporation .............................      1,718,750
    34,000    BankAmerica Corporation ..........................      1,782,875
    16,000    Chase Manhattan Corporation ......................      1,395,000
    31,875    Citigroup, Inc. ..................................      1,890,586
                                                                   ------------
                                                                      6,787,211
                                                                   ------------
              COMMUNICATIONS-- 2.6%
    11,500    GTE Corporation ..................................        816,500
    18,000    Harris Corporation ...............................        622,125
                                                                   ------------
                                                                      1,438,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 12.5%
    20,000    Compaq Computer Corporation ......................        532,500
    20,000    Electronic Data Systems Corporation ..............      1,283,750
     6,600    Hewlett-Packard Company(b) .......................        874,913
    24,000    International Business Machines Corporation ......      2,832,000
    50,000    Novell, Inc.(a) ..................................      1,431,250
                                                                   ------------
                                                                      6,954,413
                                                                   ------------
              CONSUMER GOODS & SERVICES -- 7.6%
    50,000    American Greetings Corporation - Class A .........        912,500
    84,000    Archer-Daniels-Midland Company ...................        871,500
    76,000    Cendant Corporation(a) ...........................      1,406,000
    11,400    Philip Morris Companies, Inc. ....................        240,825
    40,000    Shaw Industries, Inc. ............................        607,500
    13,000    UST, Inc. ........................................        203,125
                                                                   ------------
                                                                      4,241,450
              DRUGS/MEDICAL EQUIPMENT-- 7.5%
    11,000    Amgen, Inc.(a) ...................................        675,125
    16,000    Bristol-Myers Squibb Company .....................        924,000
    16,000    Johnson & Johnson ................................      1,121,000
    35,000    Mallinckrodt, Inc. ...............................      1,006,250
     7,600    Merck & Company, Inc. ............................        472,150
                                                                   ------------
                                                                      4,198,525
                                                                   ------------
              DURABLE GOODS-- 5.5%
    30,000    Armstrong World Industries, Inc. .................        536,250
    43,000    Engelhard Corporation ............................        650,375
     4,150    General Electric Company .........................        644,028
    88,000    Waste Management, Inc. ...........................      1,204,500
                                                                   ------------
                                                                      3,035,153
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCE-- 4.8%
    25,000    SLM Holding Corporation ..........................   $    832,813
    37,000    The St. Paul Companies, Inc. .....................      1,262,625
    56,000    United Dominion Realty ...........................        563,500
                                                                   ------------
                                                                      2,658,938
                                                                   ------------
              FUNERAL SERVICES-- 0.5%
   100,000    Service Corporation International ................        300,000
                                                                   ------------
              INSURANCE-- 5.8%
    24,400    Aetna Life & Casualty Company ....................      1,358,775
     5,500    The Chubb Corporation ............................        371,594
    90,000    UnumProvident Corporation ........................      1,530,000
                                                                   ------------
                                                                      3,260,369
                                                                   ------------
              OIL & GAS-- 6.4%
    20,000    El Paso Energy Corporation .......................        807,500
    16,400    Equitable Resources, Inc. ........................        734,925
    15,000    Kerr-McGee Corporation ...........................        866,250
    13,000    Schlumberger Limited .............................        994,500
     3,523    Transocean Sedco Forex, Inc. .....................        180,773
                                                                   ------------
                                                                      3,583,948
                                                                   ------------
              PACKAGING-- 1.7%
    58,000    Crown Cork & Seal Company, Inc. ..................        928,000
                                                                   ------------
              PHOTOGRAPHICAL PRODUCTS-- 2.3%
    24,000    Eastman Kodak Company ............................      1,303,500
                                                                   ------------
              PRINTING-- 2.4%
    65,000    R. R. Donnelley & Sons Company ...................      1,360,937
                                                                   ------------
              RETAIL STORES-- 14.7%
    19,000    Avado Brands, Inc. ...............................         53,437
    40,000    CBRL Group, Inc. .................................        400,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    85,000    Dillard's, Inc. ..................................      1,397,187
    48,000    IKON Office Solutions, Inc. ......................        297,000
    45,000    K-Mart Corporation(a) ............................        435,938
    45,000    SUPERVALU, INC ...................................        852,188
    60,000    The Pep Boys - Manny, Moe & Jack .................        356,250
    80,000    Toys R Us, Inc.(a) ...............................      1,185,000
    25,400    Wal-Mart Stores, Inc. ............................      1,409,700
                                                                   ------------
                                                                      8,212,950
                                                                   ------------
              TRANSPORTATION-- 6.3%
    30,000    FedEx Corporation(a) .............................      1,170,000
    35,000    Trinity Industries, Inc. .........................        829,063
    39,000    Union Pacific Corporation ........................      1,525,875
                                                                   ------------
                                                                      3,524,938
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              TRAVEL & INVESTMENT SERVICES-- 0.8%
     3,000    American Express Company(b) ......................   $    446,813
                                                                   ------------

              TOTAL COMMON STOCKS-- (Cost $45,715,560) .........   $ 53,713,770
                                                                   ------------

================================================================================
    SHARES    SHORT-TERM CORPORATE NOTES-- 4.1%                        VALUE
--------------------------------------------------------------------------------
   987,359    American Family Services Demand Note .............   $    987,359
   590,000    Warner Lambert Variable Demand Note ..............        590,000
   175,148    Wisconsin Corporate Central Credit
                Union Variable Demand Note .....................        175,148
   536,000    Wisconsin Electric Power Company
                Variable Demand Note ...........................        536,000
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (COST $2,288,507)   $  2,288,507
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.4%
                (COST $48,004,067) .............................   $ 56,002,277

              LIABILITIES IN EXCESS OF OTHER ASSETS--(0.4%)            (211,614)
                                                                   ------------


              NET ASSETS-- 100.0% ..............................   $ 55,790,663
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 2000
================================================================================
                                                    MARKET
  OPTION                                           VALUE OF          PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                  OPTIONS          RECEIVED
--------------------------------------------------------------------------------
              Hewlett-Packard Company,
        66      05/20/00 at $140 .............   $     54,450      $     79,404
                                                 ============      ============

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS -- 69.1%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS-- 2.4%
     8,200    Dow Chemical Company .............................   $    934,800
    14,100    Great Lakes Chemical Corporation .................        479,400
                                                                   ------------
                                                                      1,414,200
                                                                   ------------
              COMMERCIAL BANKING-- 8.2%
    35,000    Banc One Corporation .............................      1,203,125
    20,000    BankAmerica Corporation ..........................      1,048,750
    15,350    Chase Manhattan Corporation ......................      1,338,328
    22,000    Citigroup, Inc. ..................................      1,304,875
                                                                   ------------
                                                                      4,895,078
                                                                   ------------
              COMMUNICATIONS-- 2.8%
    15,000    GTE Corporation ..................................      1,065,000
    17,000    Harris Corporation ...............................        587,563
                                                                   ------------
                                                                      1,652,563
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 9.1%
    11,500    Compaq Computer Corporation ......................        306,188
    20,000    Electronic Data Systems Corporation ..............      1,283,750
     4,100    Hewlett-Packard Company(b) .......................        543,506
    17,600    International Business Machines Corporation ......      2,076,800
    43,000    Novell, Inc.(a) ..................................      1,230,875
                                                                   ------------
                                                                      5,441,119
                                                                   ------------
              CONSUMER GOODS & SERVICES -- 6.0%
    33,000    American Greetings Corporation - Class A .........        602,250
    66,150    Archer-Daniels-Midland Company ...................        686,306
    70,000    Cendant Corporation(a) ...........................      1,295,000
    19,000    Philip Morris Companies, Inc. ....................        401,375
    29,000    Shaw Industries, Inc. ............................        440,437
     8,500    UST, Inc. ........................................        132,813
                                                                   ------------
                                                                      3,558,181
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 5.1%
     7,500    Amgen, Inc.(a) ...................................        460,313
    12,200    Bristol-Myers Squibb Company .....................        704,550
    10,000    Johnson & Johnson ................................        700,625
    28,000    Mallinckrodt, Inc. ...............................        805,000
     6,400    Merck & Company, Inc. ............................        397,600
                                                                   ------------
                                                                      3,068,088
                                                                   ------------
              DURABLE GOODS-- 4.5%
    30,000    Armstrong World Industries, Inc. .................        536,250
    30,500    Engelhard Corporation ............................        461,312
     6,000    General Electric Company .........................        931,125
    55,000    Waste Management, Inc.(a) ........................        752,812
                                                                   ------------
                                                                      2,681,499
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 69.1% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              FINANCE-- 3.8%
    24,000    SLM Holding Corporation ..........................   $    799,500
    29,000    The St. Paul Companies, Inc. .....................        989,625
    50,000    United Dominion Realty ...........................        503,125
                                                                   ------------
                                                                      2,292,250
                                                                   ------------
              FUNERAL SERVICES-- 0.4%
    70,000    Service Corporation International ................        210,000
                                                                   ------------
              INSURANCE-- 4.0%
    11,300    Aetna Life & Casualty Company ....................        629,269
     7,000    American International Group .....................        766,500
    60,000    UnumProvident Corporation ........................      1,020,000
                                                                   ------------
                                                                      2,415,769
                                                                   ------------
              OIL & GAS-- 4.7%
    20,000    El Paso Energy Corporation .......................        807,500
     6,800    Equitable Resources, Inc. ........................        304,725
    10,000    Kerr-McGee Corporation ...........................        577,500
    12,000    Schlumberger Limited .............................        918,000
     3,388    Transocean Sedco Forex Inc. ......................        173,846
                                                                   ------------
                                                                      2,781,571
                                                                   ------------
              PACKAGING-- 1.1%
    40,000    Owens-Illinios, Inc. .............................        675,000
                                                                   ------------
              PHOTOGRAPHICAL PRODUCTS-- 1.0%
    11,000    Eastman Kodak Company ............................        597,437
                                                                   ------------
              PRINTING-- 1.6%
    46,000    R. R. Donnelley & Sons Company ...................        963,125
                                                                   ------------
              RETAIL STORES-- 9.3%
    23,300    Avado Brands, Inc. ...............................         65,531
    15,000    CBRL Group, Inc. .................................        150,000
    21,200    Circuit City Stores, Inc. ........................      1,290,550
    59,000    Dillard's, Inc. ..................................        969,812
    34,000    IKON Office Solutions, Inc. ......................        210,375
    39,500    K-Mart Corporation(a) ............................        382,656
    34,000    SUPERVALU, INC ...................................        643,875
    48,000    Toys R Us, Inc.(a) ...............................        711,000
    20,000    Wal-Mart Stores, Inc. ............................      1,110,000
                                                                   ------------
                                                                      5,533,799
                                                                   ------------
              TRANSPORTATION-- 3.8%
    20,200    FedEx Corporation(a) .............................        787,800
    20,000    Trinity Industries, Inc. .........................        473,750
    25,000    Union Pacific Corporation ........................        978,125
                                                                   ------------
                                                                      2,239,675
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 69.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              TRAVEL & INVESTMENT SERVICES-- 1.3%
     5,500    American Express Company .........................   $    819,156
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $26,842,565) ...........   $ 41,238,510
                                                                   ------------

================================================================================
 PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 16.2%           VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 11.7%
$1,000,000      5.875%, due 06/30/00 ...........................   $    999,688
 1,000,000      4.625%, due 12/31/00 ...........................        986,875
   500,000      5.625%, due 02/28/01 ...........................        496,563
 1,000,000      4.875%, due 03/31/01 ...........................        985,000
   750,000      5.625%, due 05/15/01 ...........................        743,204
   750,000      6.125%, due 12/31/01 ...........................        744,610
   500,000      6.625%, due 04/30/02 ...........................        500,782
   500,000      6.375%, due 08/15/02 ...........................        498,594
   500,000      6.25%, due 02/15/03 ............................        497,344
   500,000      7.25%, due 05/15/04 ............................        515,469
                                                                   ------------
                                                                      6,968,129
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS -- 4.5%
 1,000,000      7.00%, due 07/02/09 ............................        957,267
   855,000      6.75%, due 03/28/14 ............................        783,563
 1,000,000      8.00%, due 08/19/14 ............................        974,805
                                                                   ------------
                                                                      2,715,635
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $9,764,605) ..............................   $  9,683,764
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 11.9%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 5.0%
              Bankers Trust New York Corporation,
$  750,000      7.375%, due 05/01/08 ...........................   $    734,204
              General Motors Acceptance Corporation,
 1,000,000      5.50%, due 01/14/02 ............................        969,670
              Macsaver Financial Services,
   500,000      7.60%, due 08/01/07 ............................        295,000
              Northern Trust Company,
 1,000,000      7.10%, due 08/01/09 ............................        964,766
                                                                   ------------
                                                                      2,963,640
                                                                   ------------
              INDUSTRIAL-- 5.3%
              Hertz Corporation,
 1,000,000      6.00%, due 01/15/03 ............................        954,910
              Hilton Hotels Corporation,
   300,000      7.70%, due 07/15/02 ............................        292,741
              The Kroger Company,
 1,000,000      7.65%, due 04/15/07 ............................        976,036

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 PAR VALUE    CORPORATE BONDS-- 11.9% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL-- 5.3% (CONTINUED)
              Raychem Corporation,
$1,000,000      7.20%, due 10/15/08 ............................   $    967,304
                                                                   ------------
                                                                      3,190,991
              UTILITIES-- 1.6%
              Ohio Power Company,
 1,000,000      6.75%, due 07/01/04 ............................        969,190
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $7,459,141) ..........   $  7,123,821
                                                                   ------------

================================================================================
    SHARES    SHORT-TERM CORPORATE NOTES-- 2.3%                        VALUE
--------------------------------------------------------------------------------
   705,884      Warner Lambert Variable Demand Note ............   $    705,884
   198,946      Wisconsin Corporate Central Credit
                  Union Variable Demand Note ...................        198,946
   470,256      Wisconsin Electric Power Company
                  Variable Demand Note .........................        470,256
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (COST $1,375,086)   $  1,375,086
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
                (COST $45,441,397) .............................   $ 59,421,181

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5%              251,363
                                                                   ------------

              NET ASSETS-- 100.0%                                  $ 59,672,544
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 2000
================================================================================
                                                    MARKET
  OPTION                                           VALUE OF          PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                  OPTIONS          RECEIVED
--------------------------------------------------------------------------------
              Hewlett-Packard Company,
        41      05/20/00 at $110 ............    $     33,825      $     49,327
                                                 ============      ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
============================================================================================
                                                                    FBP             FBP
                                                                Contrarian       Contrarian
                                                                  Equity          Balanced
                                                                   Fund             Fund
--------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost .................................    $ 48,004,067     $ 45,441,397
                                                               ============     ============
      At value (Note 1) ...................................    $ 56,002,277     $ 59,421,181
   Dividends and interest receivable ......................         116,203          367,863
   Receivable for capital shares sold .....................           6,681           11,845
   Other assets ...........................................           6,282            6,913
                                                               ------------     ------------
      TOTAL ASSETS ........................................      56,131,443       59,807,802
                                                               ------------     ------------
LIABILITIES
   Dividends payable ......................................           3,330           19,859
   Payable for capital shares redeemed ....................         222,146           26,764
   Accrued investment advisory fees (Note 3) ..............          31,121           34,421
   Accrued administration fees (Note 3) ...................           8,115            8,815
   Other accrued expenses and liabilities .................          21,618           11,574
   Covered call options, at value (Notes 1 and 4)
      (premiums received $79,404 and $49,327, respectively)          54,450           33,825
                                                               ------------     ------------
      TOTAL LIABILITIES ...................................         340,780          135,258
                                                               ------------     ------------

NET ASSETS ................................................    $ 55,790,663     $ 59,672,544
                                                               ============     ============

Net assets consist of:
   Paid-in capital ........................................    $ 48,526,258     $ 45,317,605
   Accumulated net realized gains (losses)
      from security transactions ..........................        (758,759)         359,653
   Net unrealized appreciation on investments .............       8,023,164       13,995,286
                                                               ------------     ------------
Net assets ................................................    $ 55,790,663     $ 59,672,544
                                                               ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) .............       2,679,549        3,371,292
                                                               ============     ============
Net asset value, offering price and redemption
   price per share (Note 1) ...............................    $      20.82     $      17.70
                                                               ============     ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2000
===================================================================================================
                                                                            FBP             FBP
                                                                         Contrarian      Contrarian
                                                                           Equity         Balanced
                                                                            Fund            Fund
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................    $   129,796     $ 1,272,671
   Dividends .......................................................        877,412         734,532
                                                                        -----------     -----------
      TOTAL INVESTMENT INCOME ......................................      1,007,208       2,007,203
                                                                        -----------     -----------
EXPENSES
   Investment advisory fees (Note 3) ...............................        401,831         477,345
   Administration fees (Note 3) ....................................         99,752         114,954
   Custodian fees ..................................................         11,622          10,814
   Professional fees ...............................................          8,226          11,826
   Postage and supplies ............................................          4,600          10,164
   Trustees' fees and expenses .....................................          8,279           8,279
   Registration fees ...............................................         13,401           8,136
   Printing of shareholder reports .................................          7,047           4,447
   Pricing costs ...................................................          1,373           4,456
   Insurance expense ...............................................          1,898           2,785
   Other expenses ..................................................          1,744             414
                                                                        -----------     -----------
      TOTAL EXPENSES ...............................................        559,773         653,620
                                                                        -----------     -----------

NET INVESTMENT INCOME ..............................................        447,435       1,353,583
                                                                        -----------     -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains on security transactions .....................         19,813       3,284,271
   Net realized gains on option contracts written ..................        181,902         155,564
   Net change in unrealized appreciation/depreciation on investments     (4,466,329)     (5,918,726)
                                                                        -----------     -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................     (4,264,614)     (2,478,891)
                                                                        -----------     -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS .........................    $(3,817,179)    $(1,125,308)
                                                                        ===========     ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================
                                                                FBP Contrarian                   FBP Contrarian
                                                                  Equity Fund                     Balanced Fund
                                                         ---------------------------------------------------------------
                                                             Year             Year             Year             Year
                                                            Ended            Ended            Ended            Ended
                                                           March 31,        March 31,        March 31,        March 31,
                                                             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ............................    $    447,435     $    242,390     $  1,353,583     $  1,191,705
   Net realized gains on:
      Security transactions .........................          19,813          685,564        3,284,271        2,907,950
      Option contracts written ......................         181,902           40,022          155,564           45,055
   Net change in unrealized appreciation/
      depreciation on investments ...................      (4,466,329)       2,399,274       (5,918,726)         954,092
                                                         ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations      (3,817,179)       3,367,250       (1,125,308)       5,098,802
                                                         ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .......................        (447,435)        (243,458)      (1,353,716)      (1,195,675)
   From net realized gains ..........................        (960,474)        (725,822)      (3,080,182)      (2,953,025)
                                                         ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ....................      (1,407,909)        (969,280)      (4,433,898)      (4,148,700)
                                                         ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ........................      37,998,156        9,849,442       10,283,683        9,396,418
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ..............       1,209,728          836,052        4,276,985        4,014,589
   Payments for shares redeemed .....................     (23,170,015)      (3,427,898)     (14,291,631)      (5,338,725)
                                                         ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .......................      16,037,869        7,257,596          269,037        8,072,282
                                                         ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS .......................................      10,812,781        9,655,566       (5,290,169)       9,022,384

NET ASSETS
   Beginning of year ................................      44,977,882       35,322,316       64,962,713       55,940,329
                                                         ------------     ------------     ------------     ------------
   End of year (including undistributed net
      investment income of $0, $0,
      $0 and $133, respectively) ....................    $ 55,790,663     $ 44,977,882     $ 59,672,544     $ 64,962,713
                                                         ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold .............................................       1,730,106          471,229          541,893          494,996
   Reinvested .......................................          55,478           39,117          232,354          213,289
   Redeemed .........................................      (1,098,843)        (164,500)        (759,067)        (284,114)
                                                         ------------     ------------     ------------     ------------
   Net increase in shares outstanding ...............         686,741          345,846           15,180          424,171
   Shares outstanding at beginning of year ..........       1,992,808        1,646,962        3,356,112        2,931,941
                                                         ------------     ------------     ------------     ------------
   Shares outstanding at end of year ................       2,679,549        1,992,808        3,371,292        3,356,112
                                                         ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   22.57      $   21.45      $   16.08      $   14.21      $   11.21
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.18           0.13           0.19           0.22           0.24
   Net realized and unrealized gains (losses)
      on investments ...............................        (1.38)          1.50           5.98           2.24           3.05
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (1.20)          1.63           6.17           2.46           3.29
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.18)         (0.13)         (0.19)         (0.22)         (0.24)
   Distributions from net realized gains ...........        (0.37)         (0.38)         (0.61)         (0.37)         (0.05)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (0.51)         (0.80)         (0.59)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   20.82      $   22.57      $   21.45      $   16.08      $   14.21
                                                        =========      =========      =========      =========      =========

Total return .......................................        (5.40%)         7.74%         38.90%         17.65%         29.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  55,791      $  44,978      $  35,322      $  16,340      $   9,090
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets(a) .....         1.04%          1.08%          1.12%          1.21%          1.25%

Ratio of net investment income to average net assets         0.83%          0.63%          1.04%          1.50%          1.89%

Portfolio turnover rate ............................           20%            18%            10%             9%            12%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25% and 1.67% for the years ended March 31, 1997, and 1996, respectively.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended March 31,
                                                        ---------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   19.36      $   19.08      $   15.87      $   14.86      $   12.80
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income ...........................         0.40           0.39           0.41           0.42           0.43
   Net realized and unrealized gains (losses)
      on investments ...............................        (0.74)          1.21           4.26           1.49           2.44
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................        (0.34)          1.60           4.67           1.91           2.87
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.40)         (0.39)         (0.41)         (0.42)         (0.43)
   Distributions from net realized gains ...........        (0.92)         (0.93)         (1.05)         (0.48)         (0.38)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (1.32)         (1.32)         (1.46)         (0.90)         (0.81)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   17.70      $   19.36      $   19.08      $   15.87      $   14.86
                                                        =========      =========      =========      =========      =========

Total return .......................................        (1.87%)         8.74%         30.22%         13.15%         22.86%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  59,673      $  64,963      $  55,940      $  40,854      $  35,641
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets ........         1.02%          1.04%          1.04%          1.08%          1.17%

Ratio of net investment income to average net assets         2.11%          2.05%          2.33%          2.65%          3.04%

Portfolio turnover rate ............................           31%            25%            21%            24%            17%

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of March 31, 2000:

--------------------------------------------------------------------------------
                                              FBP Contrarian      FBP Contrarian
                                                Equity Fund        Balanced Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $ 15,706,080        $ 18,083,642
Gross unrealized depreciation ..........         (7,682,916)         (4,088,356)
                                               ============        ============
Net unrealized appreciation ............       $  8,023,164        $ 13,995,286
                                               ============        ============

Federal income tax cost ................       $ 47,924,663        $ 45,392,070
                                               ============        ============
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund had net realized capital losses of $758,759 during the period November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,429,205 and $10,031,955, respectively, for the FBP Contrarian Equity Fund and $19,083,165 and $18,269,933, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, effective February 1, 2000, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Prior to February 1, 2000, each Fund paid the Advisor a fee, which was computed and accrued daily and paid monthly at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2000 is as follows:

---------------------------------------------------------------------------------------------------
                                                FBP Contrarian                FBP Contrarian
                                                  Equity Fund                  Balanced Fund
                                            -------------------------------------------------------
                                             Option          Option        Option          Option
                                            Contracts       Premiums      Contracts       Premiums
---------------------------------------------------------------------------------------------------
Options outstanding at beginning of year            55     $   31,062             85     $   65,437
Options written ........................           509        310,480            396        241,145
Options expired ........................          (363)      (181,903)          (295)      (155,564)
Options exercised ......................          (135)       (80,235)          (145)      (101,691)
                                            ----------     ----------     ----------     ----------
Options outstanding at end of year .....            66     $   79,404             41     $   49,327
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

5.   FEDERAL TAX INFORMATION (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000.
On October 31, 1999, the FBP Contrarian Equity Fund declared and paid a long-term capital gain distribution of $0.3775 per share and the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.8736 per share and a short-term capital gain distribution of $0.0501 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker
Philadelphia, Pennsylvania
April 28, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 August 1, 2000


                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS............................ 2
INVESTMENT LIMITATIONS........................................................ 4
TRUSTEES AND OFFICERS......................................................... 6
INVESTMENT ADVISER............................................................ 9
ADMINISTRATOR.................................................................10
OTHER SERVICES................................................................11
BROKERAGE.....................................................................11
SPECIAL SHAREHOLDER SERVICES..................................................13
PURCHASE OF SHARES............................................................14
REDEMPTION OF SHARES..........................................................15
NET ASSET VALUE DETERMINATION.................................................15
ALLOCATION OF TRUST EXPENSES..................................................16
ADDITIONAL TAX INFORMATION....................................................16
CAPITAL SHARES AND VOTING.....................................................17
CALCULATION OF PERFORMANCE DATA...............................................18
FINANCIAL STATEMENTS AND REPORTS..............................................20

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund (the "Fund") dated August 1, 2000. The Prospectus may be obtained from the Fund at the address and phone number shown above at no charge.

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts("ADR"). ADR's are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the

Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's assets, or in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:


Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

                                       6

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173


Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio


                                       7

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

                                       8

Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISER


Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2000 and March 31, 1999, the Fund paid the Adviser advisory fees of $501,397 and $329,707, respectively. For the fiscal period ended March 31, 1998, the Adviser voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses.


The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through two Sub-S corporation unitholders, the Adviser has 99 owners all of whom are employees of the Adviser and none of whom own in excess of 10% of the Adviser. In addition to acting as Adviser to the Fund, the Adviser provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Davenport is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR


The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.18% of the average value of its daily net assets up to $25,000,000, 0.155% of such assets from $25,000,000 to $50,000,000 and 0.13% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal periods ended March 31, 2000, 1999 and 1998 the Administrator received from the Fund fees of $118,941, $83,035 and $6,011, respectively.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.


The Fund's common stock portfolio transactions will normally be exchange traded. With respect to securities traded only in the over-the-counter market, orders will be executed on an agency basis in such securities except where better prices or executions may be obtained on a principal basis.

To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.


The Fund has adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Adviser for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


The Fund paid no brokerage commissions for the fiscal year ended March 31, 2000. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

CODE OF ETHICS. The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES


The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

If your instructions request a redemption by wire, you will be charged a processing fee by the Fund's Custodian. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $1,290,580, which expire through the year 2008. In addition, the Fund had net realized capital losses of $6,181 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING


The Fund is a no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has
overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Bond Fund, the Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The Fund's average annual total return as of March 31, 2000 for one year is 14.93% and for the period since inception (January 15, 1998) is 16.04%.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b/cd + 1)(6) - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2000 was .30%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use standardized indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                ----------------
                                    DAVENPORT
                                ----------------

                                   EQUITY FUND
                                ----------------

                                  ANNUAL REPORT
                                 March 31, 2000


THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Integrated Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

LETTER TO SHAREHOLDERS                                               MAY 8, 2000
================================================================================

Dear Fellow Shareholder:

We are pleased to report that for the quarter ended March 31, 2000 your Fund was up 4.3%. For the year ended March 31, 2000, the Fund increased 14.9% (since inception, the Fund has returned 16.0% on an average annual basis). For comparison, the Standard & Poors 500 Index and the Lipper Multi Cap Value Universe were up 2.3% and 0.2%, respectively, for the quarter, and 17.9% and 5.4%, respectively, for the year ended March 31, 2000.

The daily gyrations of stocks could not have been better for keeping CNN viewers glued to their sets. New Economy stocks maintained a strong lead going into the last month of the quarter and as of March 7, 2000, the NASDAQ was up 19%, while the Dow Jones Industrial Average was down 15%. The New Economy bulls' explanation for the 34 percentage point divergence is that technology companies are not impacted by rising interest rates because they are not users of credit and their sales and earnings are not economically sensitive. Cynical types might offer that technology investors are naive and do not understand that rising interest rates are bad for all stocks. After all, the old axiom "don't fight the Fed" is ingrained in many of our minds as a fundamental rule of investing.

In Peter Lynch's book on fundamental investing, Beating the Street, he lists 20 Golden Rules for investing. (Peter Lynch was the renowned manager of the Fidelity Magellan Fund from 1977-1990). Rule number nine states, "Avoid hot stocks in hot industries. Great companies in cold, non-growth industries are consistent winners." This tenet may have served Mr. Lynch well during his tenure when investing in undiscovered/undervalued stocks was successful, but if one remained steadfast to his rule, you missed a majority of the market's run the last three years. As the battle for market leadership wages on, we would guess that Mr. Lynch's advice will not seem as old fashioned as it may seem today to technology bulls, but perhaps will never sound as timely as it did in 1990.

SECURITIES ANALYSIS by Benjamin Graham and David Dodd has served as a guide for investing for almost seventy years. According to chapter thirty five, "For the vast majority of common stocks the dividend record and prospects have always been the most important factor controlling investment quality and value." Given the market's current lack of interest in dividends, this statement seems humorous to many and to others a sad testament to the speculative nature of current stock market conditions.

We continue to analyze the extreme valuation differences between many Old Economy stocks and New Economy stocks. For example, how should one value a company like Cisco? If one followed Mr. Lynch's rule you would never invest in the leading routers and switching company in the World. After all, one could hardly argue that Cisco, as the largest or second largest company in North America, depending on the day, is undiscovered. Warren Buffet would not consider investing in Cisco, because to paraphrase him, he does not understand technology and is not going to try. For disciples of Securities Analysis, even considering purchasing a stock that does not pay a dividend and trades at fifty times book value would be blasphemy.

Cisco is an expensive stock based on most valuation metrics, and yet revenues are growing at close to a 50% annual rate and earnings are growing much faster. The company enjoys a near monopoly position in its field and has an enviable reputation in making strategic acquisitions. One interesting element about the company is that at the end of every day they know on an earnings per share basis how much money they made or lost. Management of a company that can track its earnings daily should not be surprised by the final tally at quarter end. However, should a stock price like Cisco's that is based on tremendous future growth ever disappoint, Wall Street investors will be shocked at how quickly and how hard the stock is punished.

We understand the risks of investing in technology as well as the risk of "sticking your head in the sand and avoiding the group." In our investment process we strive to find the appropriate balance. After all, our retirement plan is invested in a similar manner. This balance is often uncomfortable, but as the indices that were so far apart in mid-March have since converged we are reminded of the benefits of diversification. We invest with an eye to participate in the tremendous potential of the technology sector by concentrating on the market leaders without losing sight of our overall value bias. We believe the benefits of technological advancements should begin to add value to companies outside the sector.

We are interested in investing in companies with strong management that prudently and productively allocate the capital entrusted to them by shareholders. The Internet and other technological advancements have increased the level of competition and opportunities for all companies. Many companies are investing heavily in technology. As with any significant capital expenditure, it will take time to discover which companies are investing wisely and which are investing foolishly. We believe the market will continue to reward companies that earn superior returns on their investment. This is one investment doctrine that has and should stand the test of time.

As stewards of our clients' assets and our own retirement plan, we take our fiduciary responsibility seriously. We continue to believe in the benefits of a well-diversified portfolio. To us this means having exposure to all major economic sectors of the market. To some, diversification has become a "fuddy duddy" term for those that are old fashioned. To us it is prudent in an environment in which the Dow Jones Industrial Average is up 300 points and the Nasdaq is down 300 points.

We look forward to facing the challenges in the market and reporting our progress to you in the months to come. We thank you for your continued interest.

                                                Sincerely,

                                                Davenport & Company LLC

For additional Fund inquiries please contact your investment executive, or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your investments.

PERFORMANCE INFORMATION
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Davenport Equity Fund and the Standard & Poor's 500 Index

                                                                3/00
                                                               ------
            Davenport Equity Fund                             $16,241
            Standard & Poor's 500 Index                       $13,894
--------------------------------------------------------------------------------

                         ------------------------------
                              Davenport Equity Fund
                           Average Annual Total Return

                         1 Year        Since Inception*
                         14.93%             16.04%
                         ------------------------------

             *Initial public offering of shares was January 15, 1998

           Past performance is not predictive of future performance.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
ASSETS
        Investments in securities:
                At acquisition cost ...........................    $ 61,085,301
                                                                   ============
                At market value (Note 1) ......................    $ 77,689,962
        Dividends receivable ..................................          63,471
        Receivable for investment securities sold .............       1,155,948
        Receivable for capital shares sold ....................         328,543
        Other assets ..........................................          24,458
                                                                   ------------
                TOTAL ASSETS ..................................      79,262,382
                                                                   ------------
LIABILITIES
        Dividends payable .....................................           1,869
        Payable for investment securities purchased ...........       1,127,571
        Payable for capital shares redeemed ...................         355,584
        Accrued investment advisory fees (Note 3) .............         133,499
        Accrued administration fees (Note 3) ..................          10,900
        Other accrued expenses and liabilities ................           7,107
                                                                   ------------
                TOTAL LIABILITIES .............................       1,636,530
                                                                   ------------

NET ASSETS ....................................................    $ 77,625,852
                                                                   ------------
Net assets consist of:
Paid-in capital ...............................................    $ 62,317,952
Accumulated net realized losses from security transactions ....      (1,296,761)
Net unrealized appreciation on investments ....................      16,604,661
                                                                   ------------
Net assets ....................................................    $ 77,625,852
                                                                   ============
Shares of beneficial interest outstanding
        (unlimited number of shares authorized, no par value) .       5,645,532
                                                                   ============
Net asset value, offering price and
        redemption price per share (Note 1) ...................    $      13.75
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2000
================================================================================
INVESTMENT INCOME
        Dividends ............................................      $   876,600
        Interest .............................................           30,352
                                                                    -----------
                TOTAL INVESTMENT INCOME ......................          906,952
                                                                    -----------
EXPENSES
        Investment advisory fees (Note 3) ....................          501,397
        Administration fees (Note 3) .........................          118,941
        Printing of shareholder reports ......................           11,281
        Professional fees ....................................           10,626
        Registration fees ....................................           10,443
        Custodian fees .......................................           10,030
        Trustees' fees and expenses ..........................            8,206
        Other expenses .......................................            1,076
                                                                    -----------
                TOTAL EXPENSES ...............................          672,000
                                                                    -----------

NET INVESTMENT INCOME ........................................          234,952
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized losses from security transactions .......           (8,938)
        Net change in unrealized appreciation/
                depreciation on investments ..................        9,438,445
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............        9,429,507
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................      $ 9,664,459
                                                                    ===========

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================
                                                                   Year             Year
                                                                  Ended            Ended
                                                                 March 31,        March 31,
                                                                   2000             1999
--------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income .............................    $    234,952     $    282,941
        Net realized losses from security transactions ....          (8,938)      (1,287,823)
        Net change in unrealized appreciation/
                depreciation on investments ...............       9,438,445        5,647,305
                                                               ------------     ------------
Net increase in net assets from operations ................       9,664,459        4,642,423
                                                               ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ........................        (257,524)        (284,973)
        From net realized gains ...........................              --          (22,572)
                                                               ------------     ------------
Decrease in net assets from distributions to shareholders .        (257,524)        (307,545)
                                                               ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold .........................      21,275,796       33,435,301
        Net asset value of shares issued in reinvestment
                of distributions to shareholders ..........         246,511          292,444
        Payments for shares redeemed ......................      (9,661,290)      (6,398,898)
                                                               ------------     ------------
Net increase in net assets from capital share transactions       11,861,017       27,328,847
                                                               ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................      21,267,952       31,663,725

NET ASSETS
        Beginning of year .................................      56,357,900       24,694,175
                                                               ------------     ------------
        End of year (including undistributed net investment
                income of $0 and $22,572, respectively) ...    $ 77,625,852     $ 56,357,900
                                                               ============     ============
CAPITAL SHARE ACTIVITY
        Sold ..............................................       1,693,284        3,018,408
        Reinvested ........................................          19,633           26,301
        Redeemed ..........................................        (760,199)        (569,249)
                                                               ------------     ------------
        Net increase in shares outstanding ................         952,718        2,475,460
        Shares outstanding at beginning of year ...........       4,692,814        2,217,354
                                                               ------------     ------------
        Shares outstanding at end of year .................       5,645,532        4,692,814
                                                               ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
======================================================================================================
                                                               Year            Year            Period
                                                              Ended           Ended           Ended
                                                             March 31,       March 31,       March 31,
                                                               2000            1999           1998(a)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $    12.01      $    11.14      $    10.00
                                                            ----------      ----------      ----------
Income from investment operations:
        Net investment income ..........................          0.04            0.06            0.01
        Net realized and unrealized gains on investments          1.75            0.88            1.13
                                                            ----------      ----------      ----------
Total from investment operations .......................          1.79            0.94            1.14
                                                            ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ...........         (0.05)          (0.06)             --
        Distributions from net realized gains ..........            --           (0.01)             --
                                                            ----------      ----------      ----------
Total distributions ....................................         (0.05)          (0.07)             --
                                                            ----------      ----------      ----------

Net asset value at end of period .......................    $    13.75      $    12.01      $    11.14
                                                            ==========      ==========      ==========

Total return ...........................................         14.93%           8.53%          11.40%
                                                            ==========      ==========      ==========

Net assets at end of period (000's) ....................    $   77,626      $   56,358      $   24,694
                                                            ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .........          1.01%           1.14%           1.15%(c)

Ratio of net investment income to average net assets ...          0.35%           0.64%           0.76%(c)

Portfolio turnover rate ................................            17%             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
    SHARES    COMMON STOCKS-- 96.6%                                    VALUE
--------------------------------------------------------------------------------
              AIRCRAFT & PARTS-- 1.7%
    24,333    Honeywell International, Inc. ....................   $  1,282,045
                                                                   ------------
              BASIC MATERIALS-- 2.6%
    22,531    Alcoa, Inc. ......................................      1,582,803
    18,025    Cleveland-Cliffs, Inc. ...........................        429,220
                                                                   ------------
                                                                      2,012,023
                                                                   ------------
              CHEMICALS AND DRUGS-- 3.7%
    22,531    Merck & Co., Inc. ................................      1,399,738
    40,556    Schering-Plough Corporation ......................      1,490,433
                                                                   ------------
                                                                      2,890,171
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES --  21.6%
    37,732    Cisco Systems, Inc.(a) ...........................      2,917,155
    12,363    Citrix Systems, Inc.(a) ..........................        819,049
    19,377    EMC Corporation(a) ...............................      2,422,125
    15,489    Hewlett-Packard Company ..........................      2,053,261
    21,179    Intel Corporation ................................      2,794,304
    10,554    International Business Machines Corporation ......      1,245,372
    15,581    Lucent Technologies, Inc. ........................        946,546
    20,728    Media General, Inc. - Class A ....................      1,085,629
    10,364    Microsoft Corporation(a) .........................      1,101,175
     9,463    Motorola, Inc. ...................................      1,347,295
                                                                   ------------
                                                                     16,731,911
                                                                   ------------
              CONGLOMERATES-- 1.1%
       460    Berkshire Hathaway, Inc. - Class B(a) ............        837,200
                                                                   ------------
              CONSUMER PRODUCTS-- 15.5%
    24,333    American Home Products Corporation ...............      1,304,857
    38,303    Amgen, Inc.(a) ...................................      2,350,847
    19,104    Avery Dennison Corporation .......................      1,166,538
    29,290    Bristol-Myers Squibb Company .....................      1,691,498
    19,377    Ford Motor Company ...............................        890,131
    19,377    Gillette Company .................................        730,271
    18,025    Johnson & Johnson ................................      1,262,877
    42,809    SYSCO Corporation ................................      1,527,746
    24,158    Zale Corporation(a) ..............................      1,139,956
                                                                   ------------
                                                                     12,064,721
                                                                   ------------
              DURABLE GOODS-- 9.8%
    11,265    General Electric Company .........................      1,748,187
    16,222    Koninklijke Philips Electronics N.V ..............      2,779,031
    18,926    Martin Marietta Materials, Inc. ..................        898,985
    81,695    Tredegar Corporation, Inc. .......................      2,200,659
                                                                   ------------
                                                                      7,626,862
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES    COMMON STOCKS-- 96.6% (Continued)                        VALUE
--------------------------------------------------------------------------------
              ENTERTAINMENT-- 4.4%
    30,079    AT&T Corporation - Liberty Media Group - Class A(a)  $  1,782,181
    39,204    Walt Disney Company ..............................      1,622,066
                                                                   ------------
                                                                      3,404,247
                                                                   ------------
              FINANCIAL SERVICES-- 11.6%
    20,278    American International Group, Inc. ...............      2,220,441
    32,445    BB&T Corporation .................................        910,488
    34,425    Capital One Financial Corporation ................      1,650,248
    18,025    CCB Financial Corporation ........................        797,606
    29,630    Federal Realty Investments Trust .................        572,229
     9,914    Markel Corporation(a) ............................      1,442,487
    14,870    SunTrust Banks, Inc. .............................        858,742
     8,111    Wachovia Corporation .............................        547,999
                                                                   ------------
                                                                      9,000,240
                                                                   ------------
              FOOD/BEVERAGES-- 3.7%
    23,455    Anheuser-Busch Company, Inc. .....................      1,460,074
    14,870    Coca-Cola Company ................................        697,961
    38,391    Sara Lee Corporation .............................        691,038
                                                                   ------------
                                                                      2,849,073
                                                                   ------------
              OIL/ENERGY-- 9.9%
     9,222    Atlantic Richfield Company .......................        783,870
    11,265    Chevron Corporation ..............................      1,041,308
    34,950    Conoco, Inc. - Class B ...........................        895,594
    22,620    Enron Corporation ................................      1,693,672
    14,871    Exxon Mobil Corporation ..........................      1,157,150
    24,333    Halliburton Company ..............................        997,653
    14,870    Schlumberger Limited .............................      1,137,555
                                                                   ------------
                                                                      7,706,802
                                                                   ------------
              RETAIL STORES-- 4.8%
    38,933    Circuit City Stores - Circuit City Group .........      2,370,046
    54,074    Walgreen Company .................................      1,392,405
                                                                   ------------
                                                                      3,762,451
                                                                   ------------
              UTILITIES-- 6.2%
    25,906    AT&T Corporation .................................      1,457,212
    26,136    Cox Communications, Inc. - Class A(a) ............      1,267,596
    17,574    MCI WorldCom, Inc.(a) ............................        796,345
    30,642    SBC Communications, Inc. .........................      1,286,964
                                                                   ------------
                                                                      4,808,117
                                                                   ------------

              TOTAL COMMON STOCKS -- (Cost $58,371,202) ........   $ 74,975,863
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES    MONEY MARKETS-- 3.5%                                     VALUE
--------------------------------------------------------------------------------
 2,714,099    Firstar Stellar Treasury Fund (Cost $2,714,099) ..   $  2,714,099
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.1%
              (Cost $61,085,301) ...............................   $ 77,689,962

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)            (64,110)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,625,852
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $61,085,301 as of March 31, 2000:

--------------------------------------------------------------------------------
Gross unrealized appreciation .........................            $ 20,405,923
Gross unrealized depreciation .........................              (3,801,262)
                                                                   ------------
Net unrealized appreciation ...........................            $ 16,604,661
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $1,290,580, which expire through the year 2008. In addition, the Fund had net realized long-term capital losses of $6,181 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,200,552 and $10,912,370, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, IFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of IFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.

                                                            Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        The Government Street Equity Fund
                         The Government Street Bond Fund


                                 AUGUST 1, 2000


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT OBJECTIVES AND POLICIES...........................................  2
DESCRIPTION OF BOND RATINGS..................................................  5
INVESTMENT LIMITATIONS.......................................................  7
TRUSTEES AND OFFICERS........................................................  9
INVESTMENT ADVISER........................................................... 13
ADMINISTRATOR................................................................ 14
OTHER SERVICES............................................................... 14
BROKERAGE.................................................................... 15
SPECIAL SHAREHOLDER SERVICES................................................. 16
PURCHASE OF SHARES........................................................... 17
REDEMPTION OF SHARES......................................................... 18
NET ASSET VALUE DETERMINATION................................................ 18
ALLOCATION OF TRUST EXPENSES................................................. 19
ADDITIONAL TAX INFORMATION................................................... 19
CAPITAL SHARES AND VOTING.................................................... 20
CALCULATION OF PERFORMANCE DATA.............................................. 22
FINANCIAL STATEMENTS AND REPORTS............................................. 24

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Equity Fund and The Government Street Bond Fund (the "Funds") dated August 1, 2000. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Government Street Equity Fund (the "Equity Fund") and The Government Street Bond Fund (the "Bond Fund") unless otherwise noted.


The investment objectives and policies of the Funds are described in the Funds' Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Fund will invest only in sponsored ADRs on foreign equities. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SHARES OF OTHER INVESTMENT COMPANIES. The Equity Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Equity Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more.

COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality.

MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Bond Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Bond Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. Neither Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is restricted by each Fund to no more than 5% of its net assets.

                           DESCRIPTION OF BOND RATINGS

In order to achieve its objectives, the Bond Fund invests in fixed income securities in the four highest classifications (often called "investment grade") by any of the nationally recognized statistical rating organizations ("NRSROs")
- Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"). For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options;

(13) Invest in restricted securities; or

(14) Invest more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the voting securities of any one issuer.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:


NAME, POSITION,                              PRINCIPAL OCCUPATION                COMPENSATION
AGE  AND ADDRESS                             DURING PAST 5 YEARS                 FROM THE  TRUST
------------------                           --------------------                ---------------
Austin Brockenbrough III (age 63)            President and Managing                   None
Trustee**                                    Director of Lowe, Brockenbrough
President                                    & Company, Inc.,
The Jamestown International Equity Fund      Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund       Director of Tredegar Industries,
6620 West Broad Street                       Inc. (plastics manufacturer) and
Suite 300                                    Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                    (global asset manager); Trustee
                                             of University of Richmond

John T. Bruce (age 46)                       Principal of                             None
Trustee and Chairman**                       Flippin, Bruce & Porter, Inc.,
Vice President                               Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)            Physician                                $12,500
Trustee**                                    Dermatology Associates of
931 Broad Street Road                        Virginia, P.C.,
Manakin Sabot, Virginia 23103                Richmond, Virginia

J. Finley Lee (age 60)                       Julian Price Professor Emeritus of       $12,500
Trustee                                      Business Administration
105 Gristmill Lane                           University of North Carolina,
Chapel Hill, North Carolina 27514            Chapel Hill, North Carolina;
                                             Director of Montgomery Indemnity
                                             Insurance Co.; Trustee of Albemarle
                                             Investment Trust (registered
                                             investment company)

Richard Mitchell (age 51)                    Principal of                             None
Trustee**                                    T. Leavell &  Associates, Inc.,
President                                    Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

                                       10

Richard L. Morrill (age 61)                  Chancellor of                            $12,500
Trustee                                      University of Richmond
University of Richmond,                      Richmond, Virginia;
G19 Boatright Library                        Director of Tredegar
Richmond, Virginia 23173                     Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 40)               President of                             $12,500
Trustee                                      Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                        Mobile, Alabama;
Mobile, Alabama  36693                       Chairman of Azalea Aviation, Inc.
                                             (airplane fueling)

Erwin H. Will, Jr. (age 67)                  Chief Investment Officer of              $12,500
Trustee                                      Virginia Retirement System,
1200 East Main Street                        Richmond, Virginia
Richmond, Virginia  23219

Samuel B. Witt III (age 64)                  Senior Vice President and                $13,500
Trustee                                      General Counsel of Stateside
2300 Clarendon Blvd.                         Associates, Inc., Arlington,
Suite 407                                    Virginia; Director of The Swiss
Arlington, Virginia 22201                    Helvetia Fund, Inc. (closed-end
                                             investment company)

John P. Ackerly IV (age 37)                  Portfolio Manager of                     None
Vice President                               Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                Executive Vice President of              None
President                                    Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                  Fund Accounting Manager of               None
Treasurer                                    Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                (registered transfer agent and
Cincinnati, Ohio 45202                       administrator of the Trust),
                                             Cincinnati, Ohio

Charles M. Caravati III (age 34)             Assistant Portfolio Manager of           None
Vice President                               Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


                                       11

John M. Flippin (age 58)                     Principal of                             None
President                                    Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                   Principal of                             None
Vice President                               T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund               Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                     Vice President and Associate             None
Secretary                                    General Counsel of Integrated Fund
312 Walnut Street, 21st Floor                Services, Inc. and of IFS Fund
Cincinnati, Ohio 45202                       Distributors, Inc. (registered
                                             broker-dealer),
                                             Cincinnati, Ohio


J. Lee Keiger III (age 45)                   First Vice President and Chief           None
Vice President                               Financial Officer of Davenport
The Davenport Equity Fund                    & Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)               Principal of                             None
Vice President                               Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                 Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)              Executive Vice President of              None
President                                    Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230



Connie R. Taylor (age 49)                    Administrator of                         None
Vice President                               Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                  Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                       12

Beth Ann Walk (age 41)                       Portfolio Manager of                     None
Vice President                               Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund       Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                 President and Chief Executive            None
Vice President                               Officer of  Davenport & Company LLC,
The Davenport Equity Fund                    Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-------------------------------------------

** Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of both the Equity Fund and the Bond Fund. On that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 47.4% of the then-outstanding shares of the Equity Fund and 38.8% of the then-outstanding shares of the Bond Fund; First Alabama Bank, Successor Trustee of the Mobile Paint Manufacturing Co., Mobile, Alabama 36622, owned of record 7.5% of the then-outstanding shares of the Bond Fund; Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 16.7% of the then-outstanding shares of the Equity Fund and 10.5% of the then-outstanding shares of the Bond Fund; and Sterne Agee & Leach, Inc., CMT Plaza, Suite 100 B, 813 Shades Creek Parkway, Birmingham, Alabama 35209, owned of record 5.2% of the then-outstanding shares of the Bond Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Bond Fund and the Equity Fund.

                               INVESTMENT ADVISER


T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid the Adviser Advisory fees of $606,159, $478,172 and $375,712, respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Bond Fund paid the Adviser Advisory fees of $221,781, $197,590 and $164,236, respectively.


The Adviser, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR


The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 and the Equity Fund pays the Administrator a fee at the annual rate of 0.18% of the average value of its daily net assets up to $25,000,000, 0.155% of such assets from $25,000,000 to $50,000,000 and 0.13% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received fees of $170,044, $138,379 and $112,821, respectively, from the Equity Fund and $33,179, $29,702 and $25,069, respectively, from the Bond Fund.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

The Bond Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Equity Fund was $32,348, $40,921 and $20,136, respectively. No brokerage commissions were paid by the Bond Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Fund has adopted brokerage policies which allow the Adviser to allocate a portion of either Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2000, the Bond Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their parents:
1. Merrill Lynch, Pierce, Fenner & Smith, Inc.,(the market value of which was $1,700,488);
2.   Salomon, Inc., (the market value of which was $506,893);
3.   Bear Stearns & Company,(the market value of which was $173,348); and
4.   J.P. Morgan & Co.,(the market value of which was $943,146).

As of March 31, 2000, the Equity Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their parents:
1.   Charles Schwab & Co.,(the market value of which was $1,074,000)

CODE OF ETHICS. The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:


                           The Government Street Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES


The purchase price of shares of each of the Funds is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the particular Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, the Fund will not accept applications without social security or tax identification numbers. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, you should indicate this on the application. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 2000, the Bond Fund had capital loss carryforwards for federal income tax purposes of $760,308 which expire through the year 2008. In addition, the Bond Fund had net realized capital losses of $145,238 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income and federal income tax implications may apply. You should consult your tax Adviser for further information.

                            CAPITAL SHARES AND VOTING

The Bond Fund and the Equity Fund are each no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Alabama Tax Free Bond Fund, which is managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock Certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called the Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


Each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return for the Equity Fund for the one and five year periods ended March 31, 2000, and for the period since inception (June 3, 1991) to March 31, 2000 are 19.93%, 23.09% and 15.59%, respectively. The average annual total return for the Bond Fund for the one and five year periods ended March 31, 2000, and for the period since inception (June 3, 1991) to March 31, 2000 are 0.67%, 5.89% and 6.28%,
respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                               (6)
                         Yield = 2[(a-b/cd + 1)    - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Bond Fund for the 30 days ended March 31, 2000 were 0.22% and 6.67%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets, and the Bond Fund may compare its performance to the Merrill Lynch 1-5 Year Government Corporate Index and the Lehman Government/Corporate Intermediate Bond Index, which are generally considered to be representative of the performance of a portfolio of domestic, taxable fixed income securities of intermediate maturities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
                         ------------------------------
                              No Load Mutual Funds

                                 ANNUAL REPORT
                                 MARCH 31, 2000

                               Investment Adviser
                         T. LEAVELL & ASSOCIATES, INC.
                                  Founded 1979

LETTER FROM THE PRESIDENT                                           MAY 15, 2000
================================================================================

Dear Fellow Shareholders:

     We are pleased to enclose for your review the audited Annual Report of The Government Street Funds and The Alabama Tax Free Bond Fund for the year ended March 31, 2000.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     The Government Street Equity Fund achieved a total investment return of 19.93% for its fiscal year ended March 31, 2000. During this same period, the S&P 500 Index achieved a total return of 17.94%. In addition, the average return for the 968 "Large-Cap Blend Funds" included in Morningstar, Inc.'s universe was 19.64% for the same twelve month period. (The Government Street Equity Fund is classified by Morningstar as a Large-Cap Blend Fund.)

     Investment returns during the twelve months ended March 31, 2000 continued to reflect the disproportionately high return of growth stocks (particularly technology issues) compared to value stocks. New terms have even been coined - "new economy" stocks and "old economy" stocks - to describe the phenomenon of stock valuations (and investment returns) of technology oriented companies defying more traditional methods of securities analysis and valuation.

     The Government Street Equity Fund continues its blended portfolio management style with approximately one-half of its investments in both growth and value stocks. This approach equates the importance of risk management with the pursuit of investment returns, and, ultimately, provides the portfolio environment that we believe is most conducive for compounding investment returns over time.

     In last year's annual report, we stated that "It is unlikely that the U.S. stock market will continue indefinitely to be driven by the narrow leadership of a handful of large capitalization stocks; nor is it reasonable to expect that growth stocks will continue to outperform value stocks as they have over the past 18 months." This statement remains an appropriate one today, though the 18 month period now has grown to 30 months.

     The  future  for  "new  economy"  stocks  is  exciting.  The  technological innovation and advances already achieved in computing, biotechnology, electronics, the Internet, wireless technology, communications, and their applications are nothing short of stunning. Still, creating profitable business enterprises from their technological achievements remain challenges for many of these companies. Until there is a clearer picture of which ventures will survive and prosper, the result is likely to be a highly volatile market for common stocks. At the same time, it is a market that is likely to see a narrowing of the gap that currently exists between growth and value stocks.

     The selection of those companies whose current (and future) stock prices are (or will be) justified by future earnings growth remains a daunting task for investment managers. A more immediate concern, however, is the current monetary policy of the Federal Reserve Board. The Fed's zeal in fighting the threat of inflation over the past 10 months has brought the general level of interest rates close to a point at which strong economies historically have faltered. Neither "new" nor "old" economy companies are likely to prosper in an economic environment where the cost of debt capital is 9% - 10%. However, it is in just such a hostile environment where The Government Street Equity Fund's broadly diversified portfolio of quality companies is most likely to prove its merit.

     At March 31, 2000, the Fund was invested in 118 companies. Net assets of the Fund were $116,446,622; net asset value was $57.07.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     For the first time since 1976-78, the U.S. economy has expanded at a rate of 4% or more for 3 consecutive years. With an eye toward controlling inflation, the Federal Reserve Board has moved to curb this booming economy by raising short-term interest rates a total of 1.25% over a 10 month period - 5 times since June, 1999.

     In addition to rising interest rates, inflation concerns and worry about Y2K computer disruptions sent bond prices sliding in 1999. As a result, the bond market suffered its worst year since 1994 and the second worst since 1973.

     Despite these difficulties and despite the fact that the Federal Reserve seems poised to continue its tightening during 2000, the bond market staged a modest recovery during the first calendar quarter of the new year. The Government Street Bond Fund achieved a return of 1.31% for the quarter ended March 31, 2000, and this was enough to lift its total return for the fiscal year ended March 31, 2000 to 0.67%. These returns compare favorably to those of the Lehman Government/Corporate Intermediate Bond Index which were 1.50% and 2.09%, respectively. The Fund's ratio of net investment income to average net assets was 6.12% at fiscal year end.

     The Government Street Bond Fund continues its emphasis on holding quality securities while maintaining an intermediate-term average maturity. At fiscal year-end, the Fund's average maturity was slightly over 6 years; just over 61% of the Fund was invested in securities rated AAA.

     The net assets of the Fund at March 31, 2000 were $45,155,791; net asset value was $19.79; and the ratio of expenses to average net assets was 0.70%.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     We are proud to report that The Alabama Tax Free Bond Fund has received a four star rating from Morningstar, Inc. for its overall performance, as well as for the past 3 and 5 year periods coinciding with the end of its fiscal year on March 31, 2000. The Morningstar ratings reflect risk-adjusted performance and are subject to change every month. Ratings are calculated for the Fund's total annual return in excess of the 90-day T-bill return with fee adjustments and a risk factor that reflects Fund performance below the 90-day T-bill return. A four star rating places the fund in the top 32.5% of all municipal bond funds measured. For the five-year period ended March 31, 2000, that universe consisted of 1,682 municipal bond mutual funds.

     These ratings, however, do not mean that the Fund was able to escape the impact of sharply rising interest rates during the past 12 months. The annual rate of inflation as measured by the consumer price index, increased from 1.7% at the beginning of 1999 to 3.7% at the end of March, 2000. This steady increase in the rate of inflation, though relatively low in absolute terms, has caused investors to demand higher yields from fixed income securities. The resulting decline in bond prices has actually generated negative returns for many fixed income investments over the past 15 months.

     During the last quarter of its fiscal year, however, The Alabama Tax Free Bond Fund achieved a total return of 1.71%. This allowed the fund to achieve a positive return of 0.34% for the entire year. These returns compare favorably to those of the Lipper Intermediate Municipal Bond Index which were 1.76% and -0.27%, respectively, for the same periods. The Fund's ratio of net investment income to average net assets was 4.32% at year end.

     The net assets of the fund as of March 31, 2000 were $23,048,340; net asset value was $10.13. The weighted average maturity of the Fund's portfolio was 7.2 years -consistent with its intermediate-term objective. The average credit quality of the portfolio was "AA", and almost 60% of the individual securities were rated "AAA".

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and Alabama state income taxes.

     Thank you for your continued confidence in The Government Street Funds and The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                  Very truly yours,

                  /s/ Thomas W. Leavell            /s/ Richard Mitchell

                  Thomas W. Leavell               Richard Mitchell
                  President                       President
                  T. Leavell & Associates, Inc.   The Government Street Funds
                                                  The Alabama Tax Free Bond Fund

                       THE GOVERNMENT STREET EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

------------------------------------
  The Government Street Equity Fund
    Average Annual Total Returns

1 Year    5 Years   Since Inception*
19.93%     23.09%        15.59%
------------------------------------

[GRAPHIC OMITTED]

                                      Mar 00
The Government Street Equity Fund    $35,759
Standard & Poor's 500 Index          $48,286
Consumer Price Index                 $12,535

Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.


                        THE GOVERNMENT STREET BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index

------------------------------------
  The Government Street Bond Fund
    Average Annual Total Returns

1 Year    5 Years   Since Inception*
0.67%     5.89%.4        6.28%
------------------------------------

[GRAPHIC OMITTED]

                                                        Mar 00
The Government Street Bond Fund                        $17,116
Lehman Government/Corporate Intermediate Bond Index    $17,979
90-Day Treasury Bill Index                             $15,205

Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

-----------------------------------
  The Alabama Tax Free Bond Fund
   Average Annual Total Returns

1 Year   5 Years   Since Inception*
0.34%    4.64%          4.47%
-----------------------------------

[GRAPHIC OMITTED]

                                               Mar 00
The Alabama Tax Free Bond Fund                $13,708
Lehman 7-Year G.O. Municipal Bond Index       $14,807
Lehman 3-Year Municipal Bond Index            $13,852
Lipper Intermediate Municipal Fund Index      $13,553

Past performance is not predictive of future performance.

*    Initial public offering of shares was January 15, 1993.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000

=======================================================================================================
                                                         GOVERNMENT       GOVERNMENT        ALABAMA
                                                           STREET           STREET          TAX FREE
                                                           EQUITY            BOND             BOND
                                                            FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .............................   $  60,100,244    $  46,424,871    $  22,792,699
                                                       =============    =============    =============
   At value (Note 1) ...............................   $ 119,238,480    $  44,512,863    $  22,766,181
Interest receivable ................................          15,997          723,356          300,166
Dividends receivable ...............................          66,389               --               --
Receivable for capital shares sold .................         108,250               --           11,188
Other assets .......................................           6,462            4,007            1,857
                                                       -------------    -------------    -------------
   TOTAL ASSETS ....................................     119,435,578       45,240,226       23,079,392
                                                       -------------    -------------    -------------

LIABILITIES
Dividends payable ..................................           1,367           15,271            9,644
Distributions payable ..............................          15,565               --               --
Payable for capital shares redeemed ................           5,065           37,518            9,341
Payable for securities purchased ...................       2,885,903               --               --
Accrued investment advisory fees (Note 3) ..........          56,700           19,193            5,457
Accrued administration fees (Note 3) ...............          15,500            2,850            2,900
Other accrued expenses and liabilities .............           8,856            9,603            3,710
                                                       -------------    -------------    -------------
   TOTAL LIABILITIES ...............................       2,988,956           84,435           31,052
                                                       -------------    -------------    -------------

NET ASSETS .........................................   $ 116,446,622    $  45,155,791    $  23,048,340
                                                       =============    =============    =============

Net assets consist of:
Paid-in capital ....................................   $  57,357,340    $  47,973,345    $  23,321,127
Distributions in excess of realized gains ..........         (48,954)              --               --
Accumulated net realized losses
   from security transactions ......................              --         (905,546)        (246,269)
Net unrealized appreciation (depreciation)
   on investments ..................................      59,138,236       (1,912,008)         (26,518)
                                                       -------------    -------------    -------------

Net assets .........................................   $ 116,446,622    $  45,155,791    $  23,048,340
                                                       =============    =============    =============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       2,040,365        2,281,479        2,274,894
                                                       =============    =============    =============

Net asset value, offering price and
   redemption price per share (Note 1) .............   $       57.07    $       19.79    $       10.13
                                                       =============    =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2000

=================================================================================================
                                                         GOVERNMENT    GOVERNMENT     ALABAMA
                                                           STREET        STREET       TAX FREE
                                                           EQUITY         BOND           BOND
                                                            FUND          FUND           FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $    50,372   $ 2,946,594    $ 1,079,194
   Dividends ........................................     1,141,189        73,921         28,794
                                                        -----------   -----------    -----------
      TOTAL INVESTMENT INCOME .......................     1,191,561     3,020,515      1,107,988
                                                        -----------   -----------    -----------

EXPENSES
   Investment advisory fees (Note 3) ................       606,159       221,781         78,222
   Administration fees (Note 3) .....................       170,044        33,179         33,491
   Professional fees ................................        11,945        11,945          8,845
   Pricing costs ....................................         2,844        11,663         14,637
   Custodian fees ...................................        14,399         6,459          4,296
   Trustees' fees and expenses ......................         8,280         8,280          8,280
   Printing of shareholder reports ..................         8,613         6,949          6,623
   Postage and supplies .............................         6,480         4,149          2,886
   Registration fees ................................         5,789         4,671          1,634
   Other expenses ...................................         7,561           305          1,756
                                                        -----------   -----------    -----------
      TOTAL EXPENSES ................................       842,114       309,381        160,670
   Fees waived by the Adviser (Note 3) ..............            --            --        (15,400)
                                                        -----------   -----------    -----------
      NET EXPENSES ..................................       842,114       309,381        145,270
                                                        -----------   -----------    -----------

NET INVESTMENT INCOME ...............................       349,447     2,711,134        962,718
                                                        -----------   -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ....................       798,881      (352,285)       (46,986)
   Net change in unrealized appreciation/depreciation
      on investments ................................    17,790,895    (2,047,757)      (844,115)
                                                        -----------   -----------    -----------

NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS .......................    18,589,776    (2,400,042)      (891,101)
                                                        -----------   -----------    -----------

NET INCREASE IN NET ASSETS
      FROM OPERATIONS ...............................   $18,939,223   $   311,092    $    71,617
                                                        ===========   ===========    ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

==============================================================================================================
                                                    GOVERNMENT STREET                 GOVERNMENT STREET
                                                       EQUITY FUND                        BOND FUND
                                             -----------------------------------------------------------------
                                                  YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  2000             1999             2000             1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $     349,447    $     486,890    $   2,711,134    $   2,376,899
   Net realized gains (losses)
      from security transactions .........         798,881        1,154,015         (352,285)        (119,151)
   Net change in unrealized appreciation/
      depreciation on investments ........      17,790,895        9,951,369       (2,047,757)        (251,151)
                                             -------------    -------------    -------------    -------------
Net increase in net assets from operations      18,939,223       11,592,274          311,092        2,006,597
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............        (349,447)        (487,774)      (2,711,134)      (2,380,755)
   From net realized gains ...............        (847,835)      (3,083,650)              --               --
                                             -------------    -------------    -------------    -------------
Decrease in net assets from
   distributions to shareholders .........      (1,197,282)      (3,571,424)      (2,711,134)      (2,380,755)
                                             -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      16,032,742       10,535,714        9,164,881        7,618,281
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................       1,172,232        3,411,170        2,531,305        2,146,286
   Payments for shares redeemed ..........      (9,207,743)      (6,903,321)      (7,180,879)      (3,257,836)
                                             -------------    -------------    -------------    -------------
Net increase in net assets from
   capital share transactions ............       7,997,231        7,043,563        4,515,307        6,506,731
                                             -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS .............      25,739,172       15,064,413        2,115,265        6,132,573

NET ASSETS
   Beginning of year .....................      90,707,450       75,643,037       43,040,526       36,907,953
                                             -------------    -------------    -------------    -------------
   End of year ...........................   $ 116,446,622    $  90,707,450    $  45,155,791    $  43,040,526
                                             =============    =============    =============    =============

Capital share activity

   Sold ..................................         312,261          233,010          452,679          359,195
   Reinvested ............................          21,194           77,139          126,050          101,333
   Redeemed ..............................        (178,843)        (151,673)        (356,474)        (153,761)
                                             -------------    -------------    -------------    -------------
   Net increase in shares outstanding ....         154,612          158,476          222,255          306,767
   Shares outstanding, beginning of year .       1,885,753        1,727,277        2,059,224        1,752,457
                                             -------------    -------------    -------------    -------------
   Shares outstanding, end of year .......       2,040,365        1,885,753        2,281,479        2,059,224
                                             =============    =============    =============    =============

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                     Alabama Tax Free
                                                         Bond Fund
                                              ----------------------------------
                                                   Year             Year
                                                  Ended            Ended
                                                 March 31,        March 31,
                                                   2000             1999
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................  $     962,718    $     830,266
   Net realized gains (losses)
      from security transactions .........        (46,986)            (347)
   Net change in unrealized appreciation/
      depreciation on investments ........       (844,115)          86,422
                                            -------------    -------------
Net increase in net assets from operations         71,617          916,341
                                            -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............       (962,718)        (830,266)
   From net realized gains ...............             --               --
                                            -------------    -------------
Decrease in net assets from
   distributions to shareholders .........       (962,718)        (830,266)
                                            -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      5,417,544        3,032,760
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        799,134          609,745
   Payments for shares redeemed ..........     (3,837,209)      (2,106,904)
                                            -------------    -------------
Net increase in net assets from
   capital share transactions ............      2,379,469        1,535,601
                                            -------------    -------------

TOTAL INCREASE IN NET ASSETS .............      1,488,368        1,621,676

NET ASSETS
   Beginning of year .....................     21,559,972       19,938,296
                                            -------------    -------------

   End of year ...........................  $  23,048,340    $  21,559,972
                                            =============    =============

Capital share activity

   Sold ..................................        530,939          286,831
   Reinvested ............................         78,412           57,694
   Redeemed ..............................       (379,054)        (199,887)
                                            -------------    -------------
   Net increase in shares outstanding ....        230,297          144,638
   Shares outstanding, beginning of year .      2,044,597        1,899,959
                                            -------------    -------------
   Shares outstanding, end of year .......      2,274,894        2,044,597
                                            =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   48.10    $   43.79    $   32.59    $   29.41    $   23.87
                                              ---------    ---------    ---------    ---------    ---------

Income from investment operations:
   Net investment income ..................        0.18         0.27         0.32         0.37         0.40
   Net realized and unrealized
      gains on investments ................        9.39         6.01        12.28         4.50         5.75
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        9.57         6.28        12.60         4.87         6.15
                                              ---------    ---------    ---------    ---------    ---------

Less distributions:
   Dividends from net investment income ...       (0.18)       (0.27)       (0.32)       (0.36)       (0.40)
   Distributions from net realized gains ..       (0.42)       (1.70)       (1.08)       (1.33)       (0.21)
                                              ---------    ---------    ---------    ---------    ---------
Total distributions .......................       (0.60)       (1.97)       (1.40)       (1.69)       (0.61)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   57.07    $   48.10    $   43.79    $   32.59    $   29.41
                                              =========    =========    =========    =========    =========

Total return ..............................       19.93%       14.81%       39.31%       16.94%       25.96%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $ 116,447    $  90,707    $  75,643    $  49,629    $  41,421
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.83%        0.85%        0.86%        0.89%        0.94%

Ratio of net investment income
   to average net assets ..................        0.35%        0.61%        0.82%        1.17%        1.50%

Portfolio turnover rate ...................          17%          22%          18%          20%          31%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   20.90    $   21.06    $   20.47    $   20.87    $   20.33
                                              ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income ..................        1.23         1.27         1.32         1.34         1.35
   Net realized and unrealized
      gains (losses) on investments .......       (1.11)       (0.16)        0.60        (0.40)        0.54
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        0.12         1.11         1.92         0.94         1.89
                                              ---------    ---------    ---------    ---------    ---------

Dividends from net investment income ......       (1.23)       (1.27)       (1.33)       (1.34)       (1.35)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   19.79    $   20.90    $   21.06    $   20.47    $   20.87
                                              =========    =========    =========    =========    =========

Total return ..............................        0.67%        5.38%        9.61%        4.60%        9.43%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $  45,156    $  43,041    $  36,908    $  29,442    $  28,718
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.70%        0.73%        0.74%        0.75%        0.76%

Ratio of net investment income
   to average net assets ..................        6.12%        6.01%        6.35%        6.44%        6.38%

Portfolio turnover rate ...................          20%          17%          10%          20%          10%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

===============================================================================================================
                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                              -----------------------------------------------------------------
                                                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $   10.54    $   10.49    $   10.18    $   10.23    $    9.96
                                                 ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income .....................        0.44         0.44         0.44         0.43         0.42
   Net realized and unrealized
      gains (losses) on investments ..........       (0.41)        0.05         0.31        (0.05)        0.27
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        0.07         0.49         0.75         0.38         0.69
                                                 ---------    ---------    ---------    ---------    ---------

Dividends from net investment income .........       (0.44)       (0.44)       (0.44)       (0.43)       (0.42)
                                                 ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ...............   $   10.13    $   10.54    $   10.49    $   10.18    $   10.23
                                                 =========    =========    =========    =========    =========

Total return .................................        0.34%        4.73%        7.44%        3.82%        7.02%
                                                 =========    =========    =========    =========    =========

Net assets at end of year (000's) ............   $  23,048    $  21,560    $  19,938    $  16,801    $  15,480
                                                 =========    =========    =========    =========    =========

Ratio of net expenses to average net assets(a)        0.65%        0.65%        0.65%        0.66%        0.75%

Ratio of net investment income
   to average net assets .....................        4.32%        4.16%        4.19%        4.24%        4.11%

Portfolio turnover rate ......................          19%           7%           2%           6%           4%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.72%, 0.76%, 0.75%, 0.78% and 0.86% for the years ended March 31, 2000,
     1999, 1998, 1997, and 1996, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     SHARES    COMMON STOCKS - 95.6%                                   VALUE
--------------------------------------------------------------------------------
               ADVERTISING - 0.5%
      6,000       Omnicom Group, Inc. ........................     $    560,625
                                                                   -------------
               AEROSPACE - 0.2%
      7,000       Boeing Company .............................          265,563
                                                                   -------------
               AIR COURIER SERVICES - 1.0%
     31,000       FedEx Corporation(a) .......................        1,209,000
                                                                   -------------
               CHEMICALS AND DRUGS - 9.8%
     40,000       Becton Dickinson & Company .................        1,052,500
     15,000       Biomet, Inc. ...............................          545,625
     30,000       Cardinal Health, Inc. ......................        1,376,250
     18,000       du Pont (E.I.) de Nemours & Company ........          951,750
     17,000       Eli Lilly & Company ........................        1,071,000
     15,000       Johnson & Johnson ..........................        1,050,938
     24,900       Merck & Company, Inc. ......................        1,546,912
      5,500       Monsanto Company ...........................          283,250
     29,200       Pfizer, Inc. ...............................        1,067,625
     40,000       Schering-Plough Corporation ................        1,470,000
     10,000       Waters Corporation(a) ......................          952,500
                                                                   -------------
                                                                     11,368,350
                                                                   -------------
               CONSTRUCTION - 2.1%
     14,000       Caterpiller, Inc. ..........................          552,125
      5,000       Clayton Homes, Inc. ........................           50,625
      3,000       Florida Rock Industries, Inc. ..............           84,000
      8,500       Kaufman & Broad Home Corporation ...........          182,219
     10,000       Lowe's Companies, Inc. .....................          583,750
      7,000       Masco Corporation ..........................          143,500
     23,000       Valspar Corporation ........................          881,188
                                                                   -------------
                                                                      2,477,407
                                                                   -------------
               CONSUMER PRODUCTS - 6.6%
     21,000       Belo (A.H.) Corporation - Class A ..........          375,375
     17,500       Clorox Company (The) .......................          568,750
     13,000       General Motors Corporation .................        1,076,562
     14,000       Gillette Company ...........................          527,625
      6,500       Hewlett-Packard Company ....................          861,656
      5,300       Lexmark International Group, Inc. - Class A(a)        560,475
      4,000       Macromedia, Inc.(a) ........................          361,250
      5,500       Maytag Corporation .........................          182,188
     20,500       Microsoft Corporation(a) ...................        2,178,125
      6,000       OshKosh B'Gosh, Inc. - Class A .............          108,000
     15,000       Procter & Gamble Company ...................          843,750
                                                                   -------------
                                                                      7,643,756
                                                                   -------------
               DURABLE GOODS - 18.2%
    160,000       Cisco Systems, Inc.(a) .....................       12,370,000
     13,000       Costco Wholesale Corporation(a) ............          683,313
     23,500       General Electric Company ...................        3,646,906
      6,000       Ingersoll-Rand Company .....................          265,500
     21,800       Intel Corporation ..........................        2,876,238
      6,000       International Business Machines Corporation (IBM)     708,000
      5,118       SPX Corporation(a) .........................          583,132
                                                                   -------------
                                                                     21,133,089
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     SHARES    COMMON STOCKS - 95.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
               ELECTRONICS - 5.2%
      1,000       Broadcom Corporation(a) ....................     $    242,875
      2,500       Harmonic Inc.(a) ...........................          208,125
      4,000       KEMET Corporation(a) .......................          253,000
     15,640       Koninklijke (Royal) Philips Electronics N.V         2,679,328
     11,000       Motorola, Inc. .............................        1,566,125
      1,600       Powertel, Inc.(a) ..........................          110,700
      5,500       Seagate Technology, Inc.(a) ................          331,375
      9,000       Solectron Corporation(a) ...................          360,562
      5,000       Tandy Corporation ..........................          253,750
                                                                   -------------
                                                                      6,005,840
                                                                   -------------
               FINANCIAL - 12.9%
      6,000       Aegon N.V ..................................          483,375
     26,000       AFLAC, Inc. ................................        1,184,625
     10,000       American Express Company ...................        1,489,375
     19,000       Charles Schwab Corporation (The) ...........        1,079,438
      6,000       Chase Manhattan Corporation ................          523,125
     20,000       Citigroup, Inc. ............................        1,186,250
     75,000       Firstar Corporation ........................        1,720,312
     22,000       FleetBoston Financial Corporation ..........          803,000
     20,000       Freddie Mac ................................          883,750
     10,500       Marsh & McLennan Companies, Inc. ...........        1,158,281
     17,000       MBNA Corporation ...........................          433,500
     50,000       Mellon Financial Corporation ...............        1,475,000
     20,000       Nasdaq-100 Shares(a) .......................        2,192,500
     21,000       Synovus Financial Corporation ..............          396,375
                                                                   -------------
                                                                     15,008,906
                                                                   -------------
               FOOD/BEVERAGES - 1.4%
     10,000       Anheuser-Busch Companies, Inc. .............          622,500
     40,000       Coca-Cola Enterprises ......................          862,500
      3,500       SYSCO Corporation ..........................          124,906
                                                                   -------------
                                                                      1,609,906
                                                                   -------------
               HEALTH CARE - 0.4%
      7,000       United HealthCare Corporation ..............          417,375
                                                                   -------------
               HOTELS - 0.2%
      7,000       Marriott International, Inc. - Class A .....          220,500
                                                                   -------------
               MANUFACTURING - 3.7%
      5,000       Cooper Tire & Rubber Company ...............           62,813
      8,387       Delphi Automotive Systems Corporation ......          134,192
      9,500       General Dynamics Corporation ...............          472,625
      6,500       Honeywell International, Inc. ..............          342,469
     12,200       Johnson Controls, Inc. .....................          659,562
     10,000       Leggett & Platt, Inc. ......................          215,000
      5,500       Mueller Industries, Inc.(a) ................          167,062
     14,000       Pall Corporation ...........................          314,125
     38,786       Tyco International, Ltd. ...................        1,934,452
      4,000       Worthington Industries, Inc. ...............           49,500
                                                                   -------------
                                                                      4,351,800
                                                                   -------------
               METAL AND MINING - 0.9%
     12,000       Alcoa, Inc. ................................          843,000
     10,000       Newmont Mining Corporation .................          224,375
                                                                   -------------
                                                                      1,067,375
                                                                   -------------
               MULTIMEDIA - 0.7%
      8,000       Meredith Corporation .......................          221,500
     12,000       Viacom, Inc. - Class A(a) ..................          641,250
                                                                   -------------
                                                                        862,750
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     SHARES    COMMON STOCKS - 95.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
               OIL/ENERGY - 5.1%
     33,082       BP Amoco Plc ...............................     $  1,755,414
     10,000       Burlington Resources, Inc. .................          370,000
     13,000       Chevron Corporation ........................        1,201,688
     10,000       Enron Corporation ..........................          748,750
     14,650       Exxon Mobil Corporation ....................        1,139,953
      7,500       Halliburton Company ........................          307,500
     12,000       Nabors Industries, Inc.(a) .................          465,750
                                                                   -------------
                                                                      5,989,055
                                                                   -------------
               PAPER AND FOREST PRODUCTS - 0.8%
     11,455       International Paper Company ................          489,701
      5,000       Mead Corporation ...........................          174,687
      8,000       Willamette Industries, Inc. ................          321,000
                                                                   -------------
                                                                        985,388
                                                                   -------------
               RACETRACKS - 0.2%
     11,000       Speedway Motorsports, Inc.(a) ..............          274,312
                                                                   -------------
               RETAIL STORES - 6.4%
      7,000       Abercrombie & Fitch Company - Class A(a) ...          112,000
     16,000       Circuit City Stores - Circuit City Group ...          974,000
     49,500       Home Depot, Inc. ...........................        3,192,750
      7,500       Target Corporation .........................          560,625
     32,000       Wal-Mart Stores, Inc. ......................        1,776,000
     33,000       Walgreen Company ...........................          849,750
                                                                   -------------
                                                                      7,465,125
                                                                   -------------
               SERVICES - COMPUTER - 5.4%
     12,500       Adobe Systems, Inc. ........................        1,391,406
     12,500       America Online, Inc.(a) ....................          840,625
     22,200       Automatic Data Processing, Inc. ............        1,071,150
     24,000       Computer Sciences Corporation(a) ...........        1,899,000
      9,500       Electronic Data Systems Corporation ........          609,781
      2,500       Inktomi Corporation(a) .....................          487,500
                                                                   -------------
                                                                      6,299,462
                                                                   -------------
               SERVICES - CONSUMER - 0.0%
      9,000       HEALTHSOUTH Corporation(a) .................           50,062
                                                                   -------------
               TELECOMMUNICATION EQUIPMENT - 8.1%
      6,600       Applied Materials, Inc.(a) .................          622,050
      4,000       JDS Uniphase Corporation(a) ................          482,250
      7,000       Lucent Technologies, Inc. ..................          425,250
      4,000       Nokia Oyj ..................................          869,000
     24,000       Nortel Networks Corporation ................        3,024,000
     36,000       Scientific-Atlanta, Inc. ...................        2,283,750
     22,000       Tellabs, Inc.(a) ...........................        1,385,656
      6,000       Titan Corporation(a) .......................          306,000
                                                                   -------------
                                                                      9,397,956
                                                                   -------------
               UTILITIES - 5.8%
     14,000       AT&T Corporation ...........................          787,500
     24,000       BellSouth Corporation ......................        1,128,000
     18,490       Duke Energy Corporation ....................          970,725
     59,900       SBC Communications, Inc. ...................        2,515,800
     18,000       US WEST, Inc. ..............................        1,307,250
                                                                   -------------
                                                                      6,709,275
                                                                   -------------

               TOTAL COMMON STOCKS - 95.6% (COST $52,234,641)      $111,372,877
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS  -  6.8%                                  VALUE
--------------------------------------------------------------------------------
  7,865,603    Firstar Stellar Treasury Fund (Cost $7,865,603)     $  7,865,603
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 102.4%
                  (COST $60,100,244) .........................     $119,238,480

               LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4%)        (2,791,858)
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $116,446,622
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
  PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS - 30.3%
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES - 5.8%
$    20,000       8.75%, due 08/15/2000 ......................     $     20,212
     50,000       8.50%, due 11/15/2000 ......................           50,641
    140,000       8.00%, due 05/15/2001 ......................          142,319
    125,000       7.875%, due 08/15/2001 .....................          127,227
    850,000       5.75%, due 04/30/2003 ......................          833,000
    750,000       5.875%, due 11/15/2005 .....................          734,297
    750,000       5.50%, due 02/15/2008 ......................          715,312
                                                                   -------------
                                                                      2,623,008
                                                                   -------------
               FEDERAL FARM CREDIT BANK BONDS - 1.7%
    500,000       6.00%, due 01/07/2008 ......................          465,726
    325,000       6.06%, due 05/28/2013 ......................          294,537
                                                                   -------------
                                                                        760,263
                                                                   -------------
               FEDERAL HOME LOAN BANK BONDS - 5.7%
    500,000       7.57%, due 08/19/2004 ......................          508,702
    500,000       6.045%, due 12/10/2004 .....................          479,370
    750,000       5.925%, due 04/09/2008 .....................          692,728
    500,000       5.52%, due 09/23/2008 ......................          446,906
    500,000       5.42%, due 09/23/2008 ......................          443,766
                                                                   -------------
                                                                      2,571,472
                                                                   -------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS - 4.7%
    500,000       6.345%, due 11/01/2005 .....................          482,823
    895,000       7.44%, due 09/20/2006 ......................          881,969
    800,000       7.04%, due 01/09/2007 ......................          777,006
                                                                   -------------
                                                                      2,141,798
                                                                   -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS - 12.4%
    500,000       6.63%, due 06/20/2005 ......................          489,996
    650,000       7.65%, due 10/06/2006 ......................          642,975
    500,000       7.36%, due 02/07/2007 ......................          486,353
    500,000       7.125%, due 3/15/2007 ......................          499,564
    400,000       7.70%, due 04/10/2007 ......................          393,466
    500,000       6.62%, due 06/25/2007 ......................          486,013
    500,000       7.16%, due 06/26/2007 ......................          483,306
    500,000       7.00%, due 07/17/2007 ......................          482,930
    750,000       6.08%, due 12/15/2010 ......................          689,060
    400,000       6.80%, due 08/27/2012 ......................          380,208
    600,000       6.875%, due 09/01/2012 .....................          569,093
                                                                   -------------
                                                                       5,602,964
                                                                   -------------
               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $14,549,929) .........................     $ 13,699,505
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    MORTGAGE-BACKED SECURITIES - 15.8%
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.8%
$    12,671       Pool #15032, 7.50%, due 02/15/2007 .........     $     12,560
    384,211       Pool #438434, 6.50%, due 01/15/2013 ........          371,032
    569,950       Pool #470177, 7.00%, due 03/15/2014 ........          561,800
    389,575       Pool #518403, 7.00%, due 09/15/2014 ........          384,004
     10,852       Pool #176413, 7.50%, due 09/15/2016 ........           10,757
     14,872       Pool #170784, 8.00%, due 12/15/2016 ........           15,040
     11,855       Pool #181540, 8.00%, due 02/15/2017 ........           11,989
    483,398       Pool #493659, 6.50%, due 12/15/2018 ........          455,894
    404,119       Pool #476695, 6.50%, due 10/15/2023 ........          381,126
    370,794       Pool #366710, 6.50%, due 02/15/2024 ........          349,697
    493,291       Pool #453826, 7.25%, due 09/15/2027 ........          485,679
    695,862       Pool #412360, 7.00%, due 11/15/2027 ........          673,951
    581,989       Pool #454162, 7.00%, due 05/15/2028 ........          563,664
    978,026       Pool #2617, 7.50%, due 07/20/2028 ..........          963,656
    463,712       Pool #158794, 7.00%, due 09/15/2028 ........          449,111
    469,481       Pool #48760, 6.50%, due 12/15/2028 .........          442,769
    970,737       Pool #506618, 7.00%, due 03/15/2029 ........          940,171
                                                                   -------------

               TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $7,363,455) ..........................     $  7,072,900
                                                                   -------------

================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2%                                 VALUE
--------------------------------------------------------------------------------
               FINANCE - 22.9%
               AmSouth Bancorp,
$   550,000       7.75%, due 05/15/2004 ......................     $    549,482
                                                                   -------------
               Banc One Corporation,
    600,000       7.00%, due 07/15/2005 ......................          580,922
    500,000       6.875%, due 08/01/2006 .....................          480,026
                                                                   -------------
                                                                      1,060,948
                                                                   -------------
               Bank of America Corporation,
    496,000       8.375%, due 03/15/2002 .....................          504,257
    750,000       7.125%, due 03/01/2009 .....................          727,602
                                                                   -------------
                                                                      1,231,859
                                                                   -------------
               Bear Stearns Company,
    170,000       9.375%, due 06/01/2001 .....................          173,348
                                                                   -------------
               Duke Capital Corporation,
    750,000       7.50%, due 10/01/2009 ......................          736,626
                                                                   -------------
               General Electric Capital Corporation,
    100,000       7.24%, due 01/15/2002 ......................          100,268
    150,000       7.50%, due 03/15/2002 ......................          151,054
                                                                   -------------
                                                                        251,322
                                                                   -------------
               J.P. Morgan & Company,
    500,000       7.25%, due 01/15/2002 ......................          498,152
    500,000       6.00%, due 01/15/2009 ......................          444,994
                                                                   -------------
                                                                        943,146
                                                                   -------------
               Merrill Lynch & Company, Inc.,
    745,000       7.375%, due 08/17/2002 .....................          742,989
  1,000,000       7.00%, due 04/27/2008 ......................          957,499
                                                                   -------------
                                                                       1,700,488
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               NationsBank,
$   550,000       7.625%, due 04/15/2005 .....................     $    548,578
                                                                   -------------
               Regions Financial Corporation,
    350,000       7.80%, due 12/01/2002 ......................          350,700
                                                                   -------------
               Salomon, Inc.,
    507,000       7.50%, due 02/01/2003 ......................          506,893
                                                                   -------------
               Sears Roebuck Acceptance Corporation,
    700,000       6.00%, due 03/20/2003 ......................          670,710
                                                                   -------------
               SouthTrust Bank of Alabama, N.A.,
    665,000       7.00%, due 11/15/2008 ......................          637,881
                                                                   -------------
               Transamerica Financial Corporation,
  1,000,000       7.50%, due 03/15/2004 ......................          986,990
                                                                   -------------

               TOTAL FINANCE CORPORATE BONDS .................       10,348,971
                                                                   -------------

               INDUSTRIAL - 19.4%
                  BP America, Inc.,
    265,000       8.50%, due 04/15/2001 ......................          268,815
                                                                   -------------
               Coca-Cola Company,
    600,000       6.625%, due 08/01/2004 .....................          582,636
                                                                   -------------
               Conoco, Inc.,
    750,000       6.35%, due 04/15/2009 ......................          698,798
                                                                   -------------
               duPont (E.I.) de Nemours & Company,
    150,000       9.15%, due 04/15/2000 ......................          150,086
    425,000       6.75%, due 10/15/2002 ......................          420,345
                                                                   -------------
                                                                        570,431
                                                                   -------------
               Ford Motor Company,
  1,000,000       7.25%, due 10/01/2008 ......................          985,710
                                                                   -------------
               General Motors Corporation,
    565,000       7.10%, due 03/15/2006 ......................          554,726
                                                                   -------------
               Hanson Overseas,
  1,100,000       7.375%, due 01/15/2003 .....................        1,090,914
                                                                   -------------
               International Business Machines Corporation,
  1,000,000       7.25%, due 11/01/2002 ......................        1,003,604
                                                                   -------------
               Kimberly-Clark Corporation,
    240,000       8.625%, due 05/01/2001 .....................          243,930
                                                                   -------------
               Mobil Corporation,
    100,000       8.375%, due 02/12/2001 .....................          101,095
                                                                   -------------
               Philip Morris Companies, Inc.,
    700,000       7.125%, due 10/01/2004 .....................          657,017
                                                                   -------------
               Raytheon Company,
    800,000       6.50%, due 07/15/2005 ......................          754,045
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               Wal-Mart Stores, Inc.,
$   170,000       9.10%, due 07/15/2000 ......................     $    171,000
    100,000       8.625%, due 04/01/2001 .....................          101,492
  1,000,000       7.50%, due 05/15/2004 ......................        1,015,667
                                                                   -------------
                                                                      1,288,159
                                                                   -------------

               TOTAL INDUSTRIAL CORPORATE BONDS ..............        8,799,880
                                                                   -------------

               UTILITY - 4.9%
               AT&T Corporation,
  1,000,000       6.00%, due 03/15/2009 ......................          903,787
                                                                   -------------
               BellSouth Corporation,
    250,000       7.75%, due 02/15/10 ........................          253,850
                                                                   -------------
               Emerson Electric Company,
    587,000       6.30%, due 11/01/2005 ......................          558,380
                                                                   -------------
               Scana Corporation,
    500,000       6.05%, due 01/13/2003 ......................          482,744
                                                                   -------------

               TOTAL UTILITY CORPORATE BONDS .................        2,198,761
                                                                   -------------

               TOTAL CORPORATE BONDS
                  (Amortized Cost $22,123,380) ...............     $ 21,347,612
                                                                   -------------

================================================================================
  PAR VALUE    MUNICIPAL OBLIGATIONS - 2.2%                            VALUE
--------------------------------------------------------------------------------
               Alabama State Public School & College Auth.,
$ 1,000,000       7.15%, due 09/01/2009 (Cost $972,490) ......     $    977,229
                                                                   -------------

================================================================================
     SHARES    MONEY MARKETS - 3.1%                                    VALUE
--------------------------------------------------------------------------------
  1,415,617    Firstar Stellar Treasury Fund (Cost $1,415,617)     $  1,415,617
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 98.6%
                  (COST $46,424,871) .........................     $ 44,512,863

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4% ..          642,928
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $ 45,155,791
                                                                   ============

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1%                           VALUE
--------------------------------------------------------------------------------
               Alabama Mental Health Finance Auth. Special Tax,
$   300,000       5.00%, due 05/01/2006 ......................     $    299,988
                                                                   -------------
               Alabama Special Care Facilities Financing Auth. Rev.,
    400,000       5.375%, due 11/01/2012 .....................          401,588
                                                                   -------------
               Alabama State, GO,
    100,000       5.70%, due 12/01/2002 ......................          102,522
                                                                   -------------
               Alabama State Industrial Access Road & Bridge Corp., GO,
    100,000       5.25%, due 06/01/2003 ......................          100,862
                                                                   -------------
               Alabama State Mun. Elec. Auth. Power Supply Rev.,
    150,000       5.625%, due 09/01/2000 .....................          150,856
    400,000       6.50%, due 09/01/2005, prerefunded
                     09/01/2001 at 101 .......................          414,708
    340,000       5.75%, due 09/01/2001 ......................          344,991
                                                                   -------------
                                                                         910,555
                                                                   -------------
               Alabama State Public School & College Auth. Rev.,
    100,000       4.40%, due 12/01/2000 ......................          100,190
    205,000       5.00%, due 12/01/2005 ......................          205,588
    250,000       5.25%, due 11/01/2005 ......................          253,852
    200,000       5.125%, due 11/01/2010 .....................          199,586
    300,000       5.00%, due 11/01/2012 ......................          291,261
    225,000       5.125%, due 11/01/2013 .....................          219,319
                                                                   -------------
                                                                      1,269,796
                                                                   -------------
               Alabama Water Pollution Control Rev.,
    190,000       6.25%, due 08/15/2004 ......................          199,971
                                                                   -------------
               Anniston, AL, GO,
    250,000       5.50%, due 01/01/2004 ......................          255,920
                                                                   -------------
               Anniston, AL, Regional Medical Center Board Hospital Rev.,
     20,000       7.375%, due 07/01/2006, ETM ................           21,211
                                                                   -------------
               Athens, AL, School Warrants,
    335,000       5.05%, due 08/01/2015 ......................          318,096
                                                                   -------------
               Auburn University, Alabama, Rev.,
    150,000       5.20%, due 06/01/2004 ......................          151,893
    325,000       5.25%, due 04/01/2005 ......................          329,417
                                                                   -------------
                                                                        481,310
                                                                   -------------
               Baldwin Co., AL,  GO,
    200,000       5.85%, due 08/01/2003 ......................          206,508
    400,000       5.00%, due 02/01/2007 ......................          399,056
    200,000       4.55%, due 02/01/2009 ......................          181,604
                                                                   -------------
                                                                        787,168
                                                                   -------------
               Baldwin Co., AL, Board of Education Rev.,
    300,000       5.90%, due 12/01/2001 ......................          303,279
                                                                   -------------
               Birmingham, AL, GO,
    100,000       5.80%, due 04/01/2002 ......................          102,115
    200,000       5.90%, due 04/01/2003 ......................          206,170
                                                                   -------------
                                                                         308,285
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Birmingham, AL, Industrial Water Board Rev.,
$   100,000       5.00%, due 03/01/2001 ......................     $    100,700
    100,000       6.00%, due 07/01/2007 ......................          106,197
                                                                   -------------
                                                                        206,897
                                                                   -------------
               Birmingham, AL, Medical Clinic Board Rev.,
     60,000       7.30%, due 07/01/2005, ETM .................           63,625
                                                                   -------------
               Birmingham, AL, Waterworks & Sewer Board Rev.,
     50,000       5.90%, due 01/01/2003 ......................           51,914
    400,000       6.15%, due 01/01/2006 ......................          416,976
                                                                   -------------
                                                                        468,890
                                                                   -------------
               Birmingham-Southern College, AL, Private Education
               Bldg. Auth. Rev.,
    500,000       5.10%, due 12/01/2012 ......................          480,215
                                                                   -------------
               DCH Health Care Auth. of Alabama Rev.,
     55,000       5.00%, due 06/01/2004 ......................           54,976
                                                                   -------------
               Decatur, AL, GO,
    300,000       5.00%, due 06/01/2009 ......................          298,020
                                                                   -------------
               Decatur, AL, Water Rev.,
    100,000       5.00%, due 05/01/2014 ......................           95,233
                                                                   -------------
               Dothan, AL, GO,
    500,000       5.50%, due 09/01/2014 ......................          504,620
                                                                   -------------
               Fairhope, AL, Public Improvements Warrants,
    295,000       5.10%, due 06/01/2014 ......................          281,126
                                                                   -------------
               Fairhope, AL, Utility Rev.,
    200,000       5.10%, due 12/01/2008 ......................          200,150
                                                                   -------------
               Florence, AL, School Warrants,
    200,000       4.65%, due 12/01/2012 ......................          185,208
    400,000       5.75%, due 09/01/2015 ......................          406,404
                                                                   -------------
                                                                        591,612
                                                                   -------------
               Greenville, AL, GO,
    300,000       5.10%, due 12/01/2009 ......................          299,751
                                                                   -------------
               Hoover, AL, Board of Education Special Tax,
    200,000       6.625%, due 02/01/2010, prerefunded
                     02/01/2001 at 102 .......................          207,812
                                                                   -------------
               Hoover, AL, Board of Education, GO,
    400,000       6.00%, due 02/15/2006 ......................          420,524
                                                                   -------------
               Houston Co., AL, GO,
    250,000       5.00%, due 07/01/2002 ......................          251,512
    300,000       5.60%, due 10/15/2014 ......................          305,352
                                                                   -------------
                                                                        556,864
                                                                   -------------
               Huntsville, AL,  GO,
    115,000       5.15%, due 08/01/2000 ......................          115,399
    100,000       5.20%, due 11/01/2000 ......................          100,630
    500,000       5.50%, due 11/01/2002 ......................          509,845
    100,000       5.90%, due 11/01/2005 ......................          104,589
    250,000       5.25%, due 11/01/2011 ......................          250,592
    300,000       5.40%, due 02/01/2010 ......................          303,714
                                                                   -------------
                                                                       1,384,769
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Huntsville, AL, Electric Systems Rev.,
$   150,000       6.10%, due 12/01/2000 ......................     $    151,866
    150,000       5.00%, due 12/01/2003 ......................          150,888
    250,000       4.80%, due 12/01/2012 ......................          235,210
                                                                   -------------
                                                                        537,964
                                                                   -------------
               Huntsville, AL, Water Systems Rev.,
    150,000       5.15%, due 05/01/2004 ......................          151,587
    150,000       5.25%, due 05/01/2005 ......................          151,694
    200,000       4.70%, due 11/01/2013 ......................          183,100
                                                                   -------------
                                                                        486,381
                                                                   -------------
               Jefferson Co., AL,  GO,
    150,000       5.55%, due 04/01/2002 ......................          152,206
    100,000       5.00%, due 04/01/2004 ......................          100,179
                                                                   -------------
                                                                        252,385
                                                                   -------------
               Jefferson Co., AL, Board of Education Capital
               Outlay Warrants,
    300,000       5.70%, due 02/15/2011 ......................          315,144
                                                                   -------------
               Jefferson Co., AL, Sewer Rev.,
    140,000       5.15%, due 09/01/2002 ......................          141,471
     50,000       5.50%, due 09/01/2003, ETM .................           51,136
    300,000       5.75%, due 09/01/2005 ......................          310,845
                                                                   -------------
                                                                        503,452
                                                                   -------------
               Lee Co., AL, GO,
    300,000       5.50%, due 02/01/2007 ......................          307,872
                                                                   -------------
               Madison Co., AL, Board of Education Capital
               Outlay Tax Antic. Warrants,
    175,000       5.20%, due 09/01/2004 ......................          179,611
    250,000       5.10%, due 09/01/2011 ......................          245,495
                                                                   -------------
                                                                        425,106
                                                                   -------------
               Madison, AL, Warrants,
    325,000       5.55%, due 04/01/2007 ......................          334,675
    200,000       4.40%, due 02/01/2011 ......................          182,148
    400,000       4.85%, due 02/01/2013 ......................          376,120
                                                                   -------------
                                                                        892,943
                                                                   -------------
               Mobile Co., AL, Board of Education Capital
               Outlay Warrants,
    400,000       5.00%, due 03/01/2008 ......................          398,176
                                                                   -------------
               Mobile Co., AL, Gas Tax Antic. Warrants,
    100,000       4.50%, due 02/01/2003 ......................           98,844
                                                                   -------------
               Mobile, AL,  GO,
    200,000       5.40%, due 08/15/2000 ......................          200,952
     25,000       6.30%, due 08/01/2001 ......................           25,590
     25,000       6.25%, due 08/01/2001 ......................           25,574
    275,000       6.20%, due 02/15/2007, ETM .................          292,496
    180,000       5.75%, due 02/15/2016 ......................          182,601
                                                                   -------------
                                                                        727,213
                                                                   -------------
               Mobile, AL, Water & Sewer Commissioners Rev.,
     55,000       6.30%, due 01/01/2003 ......................           57,034
                                                                   -------------
               Montgomery Co., AL, GO,
    100,000       5.20%, due 11/01/2006 ......................          100,846
                                                                   -------------
               Montgomery, AL, GO,
    200,000       4.70%, due 05/01/2002 ......................          199,918
    500,000       5.10%, due 10/01/2008 ......................          501,025
                                                                   -------------
                                                                         700,943
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Montgomery, AL, Waterworks & Sanitation Rev.,
$   200,000       5.85%, due 03/01/2003 ......................     $    205,042
    400,000       5.60%, due 09/01/2009 ......................          411,956
                                                                   -------------
                                                                        616,998
                                                                   -------------
               Mountain Brook, AL, Board of Education Capital
               Outlay Warrants,
    405,000       4.80%, due 02/15/2011 ......................          387,241
                                                                   -------------
               Muscle Shoals, AL, GO,
    400,000       5.60%, due 08/01/2010 ......................          411,972
                                                                   -------------
               Opelika, AL, GO,
    100,000       4.60%, due 03/01/2003 ......................           99,458
    100,000       5.30%, due 07/01/2003 ......................          101,570
                                                                   -------------
                                                                        201,028
                                                                   -------------
               Scottsboro, AL, Waterworks Sewer & Gas Rev.,
    200,000       4.35%, due 08/01/2011 ......................          180,372
                                                                   -------------
               Shelby Co., AL, GO,
    205,000       5.20%, due 08/01/2000 ......................          205,744
     50,000       5.35%, due 08/01/2001 ......................           50,544
                                                                   -------------
                                                                        256,288
                                                                   -------------
               Shelby Co., AL, Hospital Board Rev.,
     35,000       6.60%, due 02/01/2001, ETM .................           35,666
     25,000       6.60%, due 02/01/2002, ETM .................           25,801
     40,000       6.60%, due 02/01/2003, ETM .................           41,818
                                                                   -------------
                                                                        103,285
                                                                   -------------
               Tuscaloosa, AL, Board of Education Special
               Tax Warrants,
     75,000       5.70%, due 02/15/2005 ......................           77,358
    125,000       6.00%, due 02/15/2009 ......................          129,911
    300,000       4.85%, due 02/15/2013 ......................          281,844
                                                                   -------------
                                                                        489,113
                                                                   -------------
               Tuscaloosa, AL, Board of Education, GO,
    100,000       5.10%, due 02/01/2004 ......................          100,823
    300,000       4.625%, due 08/01/2008 .....................          287,652
                                                                   -------------
                                                                        388,475
                                                                   -------------
               University of Alabama General Fee Series A Rev.,
     50,000       5.00%, due 11/01/2000 ......................           50,248
    240,000       5.10%, due 10/01/2002 ......................          242,239
    400,000       5.25%, due 06/01/2010 ......................          402,344
    100,000       5.375%, due 06/01/2013 .....................          100,287
                                                                   -------------
                                                                        795,118
                                                                   -------------
               Vestavia Hills, AL, Board of Education Capital
               Outlay Rev.,
     55,000       5.25%, due 02/01/2004 ......................           55,857
                                                                   -------------
               Vestavia Hills, AL, Warrants,
    125,000       4.90%, due 04/01/2005 ......................          124,639
                                                                   -------------

               TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                  OBLIGATION (GO) BONDS - 94.1%
                  (Cost $21,716,842) .........................     $  21,690,324
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS - 4.7%
--------------------------------------------------------------------------------
  1,075,857    Firstar Tax-Free Fund (Cost $1,075,857) .......     $  1,075,857
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 98.8%
                  (COST $22,792,699) .........................     $ 22,766,181

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2% ..          282,159
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $ 23,048,340
                                                                   ============


ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements - The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2000:

------------------------------------------------------------------------------------------
                                              GOVERNMENT      GOVERNMENT       ALABAMA
                                                STREET          STREET         TAX FREE
                                              EQUITY FUND      BOND FUND       BOND FUND
------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $ 60,272,476    $     87,338    $    233,036
Gross unrealized depreciation ............     (1,183,194)     (1,999,346)       (329,106)
                                             ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $ 59,089,282    $ (1,912,008)   $    (96,070)
                                             ============    ============    ============
Federal income tax cost ..................   $ 60,149,198    $ 46,424,871    $ 22,862,251
                                             ============    ============    ============
------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Equity Fund and The
Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 2000, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $760,308 and $176,717, respectively, which expire through the year 2008. In addition, The Government Street Bond Fund had net realized capital losses of $145,238 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $22,178,843 and $16,307,402, respectively, for The Government Street Equity Fund, $11,563,587 and $7,842,909, respectively, for The Government Street Bond Fund, and $5,922,774 and $3,884,720, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $15,400 of its investment advisory fees for the Fund during the year ended March 31, 2000.

Certain Trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, IFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, IFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of IFS.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On March 31, 2000, The Government Street Equity Fund declared and paid a long-term capital gain distribution of $0.4190 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

In accordance with federal tax requirements, The Alabama Tax Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2000, as "exempt-interest dividends."

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
                         ------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                   THE ALABAMA
                               TAX FREE BOND FUND


                                 AUGUST 1, 2000


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------



INVESTMENT OBJECTIVES AND POLICIES...........................................  2
INVESTMENT LIMITATIONS....................................................... 10
TRUSTEES AND OFFICERS........................................................ 12
INVESTMENT ADVISER........................................................... 15
ADMINISTRATOR................................................................ 16
OTHER SERVICES............................................................... 17
BROKERAGE.................................................................... 17
SPECIAL SHAREHOLDER SERVICES................................................. 18
PURCHASE OF SHARES........................................................... 19
REDEMPTION OF SHARES......................................................... 20
NET ASSET VALUE DETERMINATION................................................ 21
ALLOCATION OF TRUST EXPENSES................................................. 21
ADDITIONAL TAX INFORMATION................................................... 21
CAPITAL SHARES AND VOTING.................................................... 23
CALCULATION OF PERFORMANCE DATA.............................................. 24
FINANCIAL STATEMENTS AND REPORTS............................................. 26

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Alabama Tax Free Bond Fund (the "Fund") dated August 1, 2000. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.


2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.

REVIEW OF 1999. Consumer spending and a strong demand for both commercial and residential construction drove the state's economic growth in 1999. The effects of short term interest rate cuts by the Federal Reserve Bank in 1998 were very evident in 1999 by providing a strong incentive for consumers to spend.

EMPLOYMENT. In contrast to a fairly steady increase in new jobs for the U.S. economy, Alabama job growth declined sharply in 1999 compared to the previous year. About 39,700 nonagricultural jobs were created in 1998; job growth was about 22,000 for 1999. The primary reason behind this decline was a significant loss of manufacturing jobs in the state. Job losses in manufacturing amounted to about 7,000 jobs with most of the losses in non-durable goods producing industries.

Several other reasons also accounted for the job losses in manufacturing. A decline in the global demand for exports, intense competition among manufacturing firms, the strong value of the U.S. dollar, and over-capacity kept manufacturing industries from adding many new workers. Despite job losses in manufacturing industries and a slowing economy during the latter half of the year, the state's unemployment rate averaged 4.4 percent.

Four major sectors-services, retail trade, construction, and state and local government-accounted for most of the statewide job growth. These sectors together created almost 29,500 new jobs, mostly in metropolitan areas. However, due largely to job losses in nonmetro area counties, the state's net job growth was 22,000.

GROSS STATE PRODUCT (GSP). Alabama's GSP, the total value of goods and services produced in the state, has not kept pace with other southeastern states. In fact, Alabama has the slowest growing GSP among all southeastern states including Mississippi. Real GSP grew by approximately 3.5 percent in 1999 to a level in excess of $100 billion. The primary drivers for this growth were consumer spending and strong demand for both commercial and residential construction.

INCOME. During the last three years, income growth in the United States has been faster than in Alabama. In 1997, 1998, and 1999, total personal income in Alabama has increased by 5.0, 4.7, and 3.9 percent, respectively. Income growth in the same years for the United States was 6.1, 5.9, and 5.7 percent, respectively. Primary reasons for the slower income growth rate are the lack of employment opportunities in nonmetropolitan area counties and the concentration of jobs in the retailing sector of metropolitan areas. The fastest growing sector has been retail trade. Average retail trade wages are significantly lower than average manufacturing wages.

STATE TAX REVENUES. For fiscal year 1998-99 (ended September 30), tax revenues increased by 4.5 percent over the previous year to $5,684 million. Total sales tax revenues increased by 5.3 percent, reaching $1,482 million, an improvement over the 4.6 percent increase in the previous fiscal year. Enthusiastic consumer spending accounted for the growth in sales tax revenues. Income tax revenues did not increase correspondingly.

EXPORTS. Exports from Alabama account for approximately 7 percent of GSP. Exports rose slightly in the second half of 1999, after a decline of 1.4 percent in the first half of the year. For the year, exports were estimated at $7.1 billion, an increase of about 1.5 percent over 1998. During the first half of 1999, Alabama exports to Japan declined by 12.9 percent, and exports to Mexico declined by 21.1 percent.

Alabama's five largest trading partners in 1999 were Canada, Japan, Germany, Mexico, and the United Kingdom. Exports to these five countries accounted for almost 57 percent of total state exports. Transportation equipment (which includes Mercedes and related suppliers) was the leading export commodity and increased by almost 40 percent in the first half of 1999.

FORECAST 2000. Economic growth in Alabama is expected to be slower in 2000. GSP will grow by 3.1 percent and the state will add about 18,000 new jobs. Most job growth will be in retailing, services, and construction. Employment in manufacturing and mining will decline slightly or remain unchanged, with variations in industry growth rates. Income growth will be modest, around 3.7 percent, constrained by an increase in unemployment in rural areas, pressures on manufacturing industries to cut costs, and intense competition in both manufacturing and retail sectors.

INDUSTRIAL REVENUE BONDS. The Fund may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies nor (with affiliates) hold more than 3% of securities of one investment company. Any such investment would involve duplication of expenses, particularly investment advisory fees.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(10) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer;

(11) Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities; or

(12) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:


Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

                                       12

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173


Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                       13


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio


Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                       14

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of that same date, Mr. John R. Miller, Jr., P.O. Box 469, Brewton, Alabama 36427, beneficially owned 17.7% of the then-outstanding shares of the Fund and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 39.9% of the then-outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc., may be deemed to control the Fund.

                               INVESTMENT ADVISER


T. Leavell & Associates, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.35% of the Fund's average daily net assets up to $100 million and 0.25% of such net assets in excess of $100 million. For the fiscal years ended March 31, 2000, 1999 and 1998, the Fund paid the Adviser Advisory fees of $62,822(which was net of voluntary fee waivers of $15,400), $48,813 (which was net of voluntary fee waivers of $21,089), and $46,538 (which was net of voluntary fee waivers of $18,821), respectively.


The Adviser, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Adviser to the Fund, the Adviser serves as investment Adviser to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR


The Fund has retained Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.14% of the average value of its daily net assets up to $200,000,000 and 0.09% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999, and 1998, the Administrator received from the Fund fees of $33,491, $29,975 and $28,029, respectively.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Fund has adopted policies which allow the Adviser to allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


CODE OF ETHICS. The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                         The Alabama Tax Free Bond Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354


PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES


The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.


An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $176,717, which expire through the year 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Alabama tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Alabama income tax, except to the extent attributable to gains from certain obligations of the State of Alabama and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income and federal income tax implications may apply. You should consult your tax Adviser for further information.

                            CAPITAL SHARES AND VOTING

The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Equity Fund and The Government Street Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock Certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called the Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000 and for the period since inception (January 15, 1993) to March 31, 2000 are 0.34%, 4.64% and 4.47%,
respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield = 2[(a-b/cd + 1)(6) - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2000 was 4.34%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 2000, based on the highest marginal combined federal and Alabama income tax rate, was 6.31%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman 7-Year G.O. Municipal Bond Index or the Lehman 3-Year Municipal Bond Index, which are generally considered to be representative of the performance of intermediate term municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

Pursuant to an Agreement and Plan of Reorganization dated March 1, 1994, the Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objectives, policies and restrictions of the Fund and the Predecessor Fund are practically identical and the financial data and information in this Statement of Additional Information for periods prior to April 1, 1994 relates to the Predecessor Fund.


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
                         ------------------------------
                              No Load Mutual Funds

                                 ANNUAL REPORT
                                 MARCH 31, 2000

                               Investment Adviser
                         T. LEAVELL & ASSOCIATES, INC.
                                  Founded 1979

LETTER FROM THE PRESIDENT                                           MAY 15, 2000
================================================================================

Dear Fellow Shareholders:

     We are pleased to enclose for your review the audited Annual Report of The Government Street Funds and The Alabama Tax Free Bond Fund for the year ended March 31, 2000.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     The Government Street Equity Fund achieved a total investment return of 19.93% for its fiscal year ended March 31, 2000. During this same period, the S&P 500 Index achieved a total return of 17.94%. In addition, the average return for the 968 "Large-Cap Blend Funds" included in Morningstar, Inc.'s universe was 19.64% for the same twelve month period. (The Government Street Equity Fund is classified by Morningstar as a Large-Cap Blend Fund.)

     Investment returns during the twelve months ended March 31, 2000 continued to reflect the disproportionately high return of growth stocks (particularly technology issues) compared to value stocks. New terms have even been coined - "new economy" stocks and "old economy" stocks - to describe the phenomenon of stock valuations (and investment returns) of technology oriented companies defying more traditional methods of securities analysis and valuation.

     The Government Street Equity Fund continues its blended portfolio management style with approximately one-half of its investments in both growth and value stocks. This approach equates the importance of risk management with the pursuit of investment returns, and, ultimately, provides the portfolio environment that we believe is most conducive for compounding investment returns over time.

     In last year's annual report, we stated that "It is unlikely that the U.S. stock market will continue indefinitely to be driven by the narrow leadership of a handful of large capitalization stocks; nor is it reasonable to expect that growth stocks will continue to outperform value stocks as they have over the past 18 months." This statement remains an appropriate one today, though the 18 month period now has grown to 30 months.

     The  future  for  "new  economy"  stocks  is  exciting.  The  technological innovation and advances already achieved in computing, biotechnology, electronics, the Internet, wireless technology, communications, and their applications are nothing short of stunning. Still, creating profitable business enterprises from their technological achievements remain challenges for many of these companies. Until there is a clearer picture of which ventures will survive and prosper, the result is likely to be a highly volatile market for common stocks. At the same time, it is a market that is likely to see a narrowing of the gap that currently exists between growth and value stocks.

     The selection of those companies whose current (and future) stock prices are (or will be) justified by future earnings growth remains a daunting task for investment managers. A more immediate concern, however, is the current monetary policy of the Federal Reserve Board. The Fed's zeal in fighting the threat of inflation over the past 10 months has brought the general level of interest rates close to a point at which strong economies historically have faltered. Neither "new" nor "old" economy companies are likely to prosper in an economic environment where the cost of debt capital is 9% - 10%. However, it is in just such a hostile environment where The Government Street Equity Fund's broadly diversified portfolio of quality companies is most likely to prove its merit.

     At March 31, 2000, the Fund was invested in 118 companies. Net assets of the Fund were $116,446,622; net asset value was $57.07.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     For the first time since 1976-78, the U.S. economy has expanded at a rate of 4% or more for 3 consecutive years. With an eye toward controlling inflation, the Federal Reserve Board has moved to curb this booming economy by raising short-term interest rates a total of 1.25% over a 10 month period - 5 times since June, 1999.

     In addition to rising interest rates, inflation concerns and worry about Y2K computer disruptions sent bond prices sliding in 1999. As a result, the bond market suffered its worst year since 1994 and the second worst since 1973.

     Despite these difficulties and despite the fact that the Federal Reserve seems poised to continue its tightening during 2000, the bond market staged a modest recovery during the first calendar quarter of the new year. The Government Street Bond Fund achieved a return of 1.31% for the quarter ended March 31, 2000, and this was enough to lift its total return for the fiscal year ended March 31, 2000 to 0.67%. These returns compare favorably to those of the Lehman Government/Corporate Intermediate Bond Index which were 1.50% and 2.09%, respectively. The Fund's ratio of net investment income to average net assets was 6.12% at fiscal year end.

     The Government Street Bond Fund continues its emphasis on holding quality securities while maintaining an intermediate-term average maturity. At fiscal year-end, the Fund's average maturity was slightly over 6 years; just over 61% of the Fund was invested in securities rated AAA.

     The net assets of the Fund at March 31, 2000 were $45,155,791; net asset value was $19.79; and the ratio of expenses to average net assets was 0.70%.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     We are proud to report that The Alabama Tax Free Bond Fund has received a four star rating from Morningstar, Inc. for its overall performance, as well as for the past 3 and 5 year periods coinciding with the end of its fiscal year on March 31, 2000. The Morningstar ratings reflect risk-adjusted performance and are subject to change every month. Ratings are calculated for the Fund's total annual return in excess of the 90-day T-bill return with fee adjustments and a risk factor that reflects Fund performance below the 90-day T-bill return. A four star rating places the fund in the top 32.5% of all municipal bond funds measured. For the five-year period ended March 31, 2000, that universe consisted of 1,682 municipal bond mutual funds.

     These ratings, however, do not mean that the Fund was able to escape the impact of sharply rising interest rates during the past 12 months. The annual rate of inflation as measured by the consumer price index, increased from 1.7% at the beginning of 1999 to 3.7% at the end of March, 2000. This steady increase in the rate of inflation, though relatively low in absolute terms, has caused investors to demand higher yields from fixed income securities. The resulting decline in bond prices has actually generated negative returns for many fixed income investments over the past 15 months.

     During the last quarter of its fiscal year, however, The Alabama Tax Free Bond Fund achieved a total return of 1.71%. This allowed the fund to achieve a positive return of 0.34% for the entire year. These returns compare favorably to those of the Lipper Intermediate Municipal Bond Index which were 1.76% and -0.27%, respectively, for the same periods. The Fund's ratio of net investment income to average net assets was 4.32% at year end.

     The net assets of the fund as of March 31, 2000 were $23,048,340; net asset value was $10.13. The weighted average maturity of the Fund's portfolio was 7.2 years -consistent with its intermediate-term objective. The average credit quality of the portfolio was "AA", and almost 60% of the individual securities were rated "AAA".

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and Alabama state income taxes.

     Thank you for your continued confidence in The Government Street Funds and The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                  Very truly yours,

                  /s/ Thomas W. Leavell            /s/ Richard Mitchell

                  Thomas W. Leavell               Richard Mitchell
                  President                       President
                  T. Leavell & Associates, Inc.   The Government Street Funds
                                                  The Alabama Tax Free Bond Fund

                       THE GOVERNMENT STREET EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

------------------------------------
  The Government Street Equity Fund
    Average Annual Total Returns

1 Year    5 Years   Since Inception*
19.93%     23.09%        15.59%
------------------------------------

[GRAPHIC OMITTED]

                                      Mar 00
The Government Street Equity Fund    $35,759
Standard & Poor's 500 Index          $48,286
Consumer Price Index                 $12,535

Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.


                        THE GOVERNMENT STREET BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index

------------------------------------
  The Government Street Bond Fund
    Average Annual Total Returns

1 Year    5 Years   Since Inception*
0.67%     5.89%.4        6.28%
------------------------------------

[GRAPHIC OMITTED]

                                                        Mar 00
The Government Street Bond Fund                        $17,116
Lehman Government/Corporate Intermediate Bond Index    $17,979
90-Day Treasury Bill Index                             $15,205

Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

-----------------------------------
  The Alabama Tax Free Bond Fund
   Average Annual Total Returns

1 Year   5 Years   Since Inception*
0.34%    4.64%          4.47%
-----------------------------------

[GRAPHIC OMITTED]

                                               Mar 00
The Alabama Tax Free Bond Fund                $13,708
Lehman 7-Year G.O. Municipal Bond Index       $14,807
Lehman 3-Year Municipal Bond Index            $13,852
Lipper Intermediate Municipal Fund Index      $13,553

Past performance is not predictive of future performance.

*    Initial public offering of shares was January 15, 1993.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000

=======================================================================================================
                                                         GOVERNMENT       GOVERNMENT        ALABAMA
                                                           STREET           STREET          TAX FREE
                                                           EQUITY            BOND             BOND
                                                            FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .............................   $  60,100,244    $  46,424,871    $  22,792,699
                                                       =============    =============    =============
   At value (Note 1) ...............................   $ 119,238,480    $  44,512,863    $  22,766,181
Interest receivable ................................          15,997          723,356          300,166
Dividends receivable ...............................          66,389               --               --
Receivable for capital shares sold .................         108,250               --           11,188
Other assets .......................................           6,462            4,007            1,857
                                                       -------------    -------------    -------------
   TOTAL ASSETS ....................................     119,435,578       45,240,226       23,079,392
                                                       -------------    -------------    -------------

LIABILITIES
Dividends payable ..................................           1,367           15,271            9,644
Distributions payable ..............................          15,565               --               --
Payable for capital shares redeemed ................           5,065           37,518            9,341
Payable for securities purchased ...................       2,885,903               --               --
Accrued investment advisory fees (Note 3) ..........          56,700           19,193            5,457
Accrued administration fees (Note 3) ...............          15,500            2,850            2,900
Other accrued expenses and liabilities .............           8,856            9,603            3,710
                                                       -------------    -------------    -------------
   TOTAL LIABILITIES ...............................       2,988,956           84,435           31,052
                                                       -------------    -------------    -------------

NET ASSETS .........................................   $ 116,446,622    $  45,155,791    $  23,048,340
                                                       =============    =============    =============

Net assets consist of:
Paid-in capital ....................................   $  57,357,340    $  47,973,345    $  23,321,127
Distributions in excess of realized gains ..........         (48,954)              --               --
Accumulated net realized losses
   from security transactions ......................              --         (905,546)        (246,269)
Net unrealized appreciation (depreciation)
   on investments ..................................      59,138,236       (1,912,008)         (26,518)
                                                       -------------    -------------    -------------

Net assets .........................................   $ 116,446,622    $  45,155,791    $  23,048,340
                                                       =============    =============    =============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       2,040,365        2,281,479        2,274,894
                                                       =============    =============    =============

Net asset value, offering price and
   redemption price per share (Note 1) .............   $       57.07    $       19.79    $       10.13
                                                       =============    =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2000

=================================================================================================
                                                         GOVERNMENT    GOVERNMENT     ALABAMA
                                                           STREET        STREET       TAX FREE
                                                           EQUITY         BOND           BOND
                                                            FUND          FUND           FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $    50,372   $ 2,946,594    $ 1,079,194
   Dividends ........................................     1,141,189        73,921         28,794
                                                        -----------   -----------    -----------
      TOTAL INVESTMENT INCOME .......................     1,191,561     3,020,515      1,107,988
                                                        -----------   -----------    -----------

EXPENSES
   Investment advisory fees (Note 3) ................       606,159       221,781         78,222
   Administration fees (Note 3) .....................       170,044        33,179         33,491
   Professional fees ................................        11,945        11,945          8,845
   Pricing costs ....................................         2,844        11,663         14,637
   Custodian fees ...................................        14,399         6,459          4,296
   Trustees' fees and expenses ......................         8,280         8,280          8,280
   Printing of shareholder reports ..................         8,613         6,949          6,623
   Postage and supplies .............................         6,480         4,149          2,886
   Registration fees ................................         5,789         4,671          1,634
   Other expenses ...................................         7,561           305          1,756
                                                        -----------   -----------    -----------
      TOTAL EXPENSES ................................       842,114       309,381        160,670
   Fees waived by the Adviser (Note 3) ..............            --            --        (15,400)
                                                        -----------   -----------    -----------
      NET EXPENSES ..................................       842,114       309,381        145,270
                                                        -----------   -----------    -----------

NET INVESTMENT INCOME ...............................       349,447     2,711,134        962,718
                                                        -----------   -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ....................       798,881      (352,285)       (46,986)
   Net change in unrealized appreciation/depreciation
      on investments ................................    17,790,895    (2,047,757)      (844,115)
                                                        -----------   -----------    -----------

NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS .......................    18,589,776    (2,400,042)      (891,101)
                                                        -----------   -----------    -----------

NET INCREASE IN NET ASSETS
      FROM OPERATIONS ...............................   $18,939,223   $   311,092    $    71,617
                                                        ===========   ===========    ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

==============================================================================================================
                                                    GOVERNMENT STREET                 GOVERNMENT STREET
                                                       EQUITY FUND                        BOND FUND
                                             -----------------------------------------------------------------
                                                  YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  2000             1999             2000             1999
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $     349,447    $     486,890    $   2,711,134    $   2,376,899
   Net realized gains (losses)
      from security transactions .........         798,881        1,154,015         (352,285)        (119,151)
   Net change in unrealized appreciation/
      depreciation on investments ........      17,790,895        9,951,369       (2,047,757)        (251,151)
                                             -------------    -------------    -------------    -------------
Net increase in net assets from operations      18,939,223       11,592,274          311,092        2,006,597
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............        (349,447)        (487,774)      (2,711,134)      (2,380,755)
   From net realized gains ...............        (847,835)      (3,083,650)              --               --
                                             -------------    -------------    -------------    -------------
Decrease in net assets from
   distributions to shareholders .........      (1,197,282)      (3,571,424)      (2,711,134)      (2,380,755)
                                             -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      16,032,742       10,535,714        9,164,881        7,618,281
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................       1,172,232        3,411,170        2,531,305        2,146,286
   Payments for shares redeemed ..........      (9,207,743)      (6,903,321)      (7,180,879)      (3,257,836)
                                             -------------    -------------    -------------    -------------
Net increase in net assets from
   capital share transactions ............       7,997,231        7,043,563        4,515,307        6,506,731
                                             -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS .............      25,739,172       15,064,413        2,115,265        6,132,573

NET ASSETS
   Beginning of year .....................      90,707,450       75,643,037       43,040,526       36,907,953
                                             -------------    -------------    -------------    -------------
   End of year ...........................   $ 116,446,622    $  90,707,450    $  45,155,791    $  43,040,526
                                             =============    =============    =============    =============

Capital share activity

   Sold ..................................         312,261          233,010          452,679          359,195
   Reinvested ............................          21,194           77,139          126,050          101,333
   Redeemed ..............................        (178,843)        (151,673)        (356,474)        (153,761)
                                             -------------    -------------    -------------    -------------
   Net increase in shares outstanding ....         154,612          158,476          222,255          306,767
   Shares outstanding, beginning of year .       1,885,753        1,727,277        2,059,224        1,752,457
                                             -------------    -------------    -------------    -------------
   Shares outstanding, end of year .......       2,040,365        1,885,753        2,281,479        2,059,224
                                             =============    =============    =============    =============

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                     Alabama Tax Free
                                                         Bond Fund
                                              ----------------------------------
                                                   Year             Year
                                                  Ended            Ended
                                                 March 31,        March 31,
                                                   2000             1999
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................  $     962,718    $     830,266
   Net realized gains (losses)
      from security transactions .........        (46,986)            (347)
   Net change in unrealized appreciation/
      depreciation on investments ........       (844,115)          86,422
                                            -------------    -------------
Net increase in net assets from operations         71,617          916,341
                                            -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............       (962,718)        (830,266)
   From net realized gains ...............             --               --
                                            -------------    -------------
Decrease in net assets from
   distributions to shareholders .........       (962,718)        (830,266)
                                            -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      5,417,544        3,032,760
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        799,134          609,745
   Payments for shares redeemed ..........     (3,837,209)      (2,106,904)
                                            -------------    -------------
Net increase in net assets from
   capital share transactions ............      2,379,469        1,535,601
                                            -------------    -------------

TOTAL INCREASE IN NET ASSETS .............      1,488,368        1,621,676

NET ASSETS
   Beginning of year .....................     21,559,972       19,938,296
                                            -------------    -------------

   End of year ...........................  $  23,048,340    $  21,559,972
                                            =============    =============

Capital share activity

   Sold ..................................        530,939          286,831
   Reinvested ............................         78,412           57,694
   Redeemed ..............................       (379,054)        (199,887)
                                            -------------    -------------
   Net increase in shares outstanding ....        230,297          144,638
   Shares outstanding, beginning of year .      2,044,597        1,899,959
                                            -------------    -------------
   Shares outstanding, end of year .......      2,274,894        2,044,597
                                            =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   48.10    $   43.79    $   32.59    $   29.41    $   23.87
                                              ---------    ---------    ---------    ---------    ---------

Income from investment operations:
   Net investment income ..................        0.18         0.27         0.32         0.37         0.40
   Net realized and unrealized
      gains on investments ................        9.39         6.01        12.28         4.50         5.75
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        9.57         6.28        12.60         4.87         6.15
                                              ---------    ---------    ---------    ---------    ---------

Less distributions:
   Dividends from net investment income ...       (0.18)       (0.27)       (0.32)       (0.36)       (0.40)
   Distributions from net realized gains ..       (0.42)       (1.70)       (1.08)       (1.33)       (0.21)
                                              ---------    ---------    ---------    ---------    ---------
Total distributions .......................       (0.60)       (1.97)       (1.40)       (1.69)       (0.61)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   57.07    $   48.10    $   43.79    $   32.59    $   29.41
                                              =========    =========    =========    =========    =========

Total return ..............................       19.93%       14.81%       39.31%       16.94%       25.96%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $ 116,447    $  90,707    $  75,643    $  49,629    $  41,421
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.83%        0.85%        0.86%        0.89%        0.94%

Ratio of net investment income
   to average net assets ..................        0.35%        0.61%        0.82%        1.17%        1.50%

Portfolio turnover rate ...................          17%          22%          18%          20%          31%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS

============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $   20.90    $   21.06    $   20.47    $   20.87    $   20.33
                                              ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income ..................        1.23         1.27         1.32         1.34         1.35
   Net realized and unrealized
      gains (losses) on investments .......       (1.11)       (0.16)        0.60        (0.40)        0.54
                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations ..........        0.12         1.11         1.92         0.94         1.89
                                              ---------    ---------    ---------    ---------    ---------

Dividends from net investment income ......       (1.23)       (1.27)       (1.33)       (1.34)       (1.35)
                                              ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ............   $   19.79    $   20.90    $   21.06    $   20.47    $   20.87
                                              =========    =========    =========    =========    =========

Total return ..............................        0.67%        5.38%        9.61%        4.60%        9.43%
                                              =========    =========    =========    =========    =========

Net assets at end of year (000's) .........   $  45,156    $  43,041    $  36,908    $  29,442    $  28,718
                                              =========    =========    =========    =========    =========

Ratio of net expenses to average net assets        0.70%        0.73%        0.74%        0.75%        0.76%

Ratio of net investment income
   to average net assets ..................        6.12%        6.01%        6.35%        6.44%        6.38%

Portfolio turnover rate ...................          20%          17%          10%          20%          10%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

===============================================================================================================
                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                              -----------------------------------------------------------------
                                                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $   10.54    $   10.49    $   10.18    $   10.23    $    9.96
                                                 ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income .....................        0.44         0.44         0.44         0.43         0.42
   Net realized and unrealized
      gains (losses) on investments ..........       (0.41)        0.05         0.31        (0.05)        0.27
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        0.07         0.49         0.75         0.38         0.69
                                                 ---------    ---------    ---------    ---------    ---------

Dividends from net investment income .........       (0.44)       (0.44)       (0.44)       (0.43)       (0.42)
                                                 ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ...............   $   10.13    $   10.54    $   10.49    $   10.18    $   10.23
                                                 =========    =========    =========    =========    =========

Total return .................................        0.34%        4.73%        7.44%        3.82%        7.02%
                                                 =========    =========    =========    =========    =========

Net assets at end of year (000's) ............   $  23,048    $  21,560    $  19,938    $  16,801    $  15,480
                                                 =========    =========    =========    =========    =========

Ratio of net expenses to average net assets(a)        0.65%        0.65%        0.65%        0.66%        0.75%

Ratio of net investment income
   to average net assets .....................        4.32%        4.16%        4.19%        4.24%        4.11%

Portfolio turnover rate ......................          19%           7%           2%           6%           4%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.72%, 0.76%, 0.75%, 0.78% and 0.86% for the years ended March 31, 2000,
     1999, 1998, 1997, and 1996, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     SHARES    COMMON STOCKS - 95.6%                                   VALUE
--------------------------------------------------------------------------------
               ADVERTISING - 0.5%
      6,000       Omnicom Group, Inc. ........................     $    560,625
                                                                   -------------
               AEROSPACE - 0.2%
      7,000       Boeing Company .............................          265,563
                                                                   -------------
               AIR COURIER SERVICES - 1.0%
     31,000       FedEx Corporation(a) .......................        1,209,000
                                                                   -------------
               CHEMICALS AND DRUGS - 9.8%
     40,000       Becton Dickinson & Company .................        1,052,500
     15,000       Biomet, Inc. ...............................          545,625
     30,000       Cardinal Health, Inc. ......................        1,376,250
     18,000       du Pont (E.I.) de Nemours & Company ........          951,750
     17,000       Eli Lilly & Company ........................        1,071,000
     15,000       Johnson & Johnson ..........................        1,050,938
     24,900       Merck & Company, Inc. ......................        1,546,912
      5,500       Monsanto Company ...........................          283,250
     29,200       Pfizer, Inc. ...............................        1,067,625
     40,000       Schering-Plough Corporation ................        1,470,000
     10,000       Waters Corporation(a) ......................          952,500
                                                                   -------------
                                                                     11,368,350
                                                                   -------------
               CONSTRUCTION - 2.1%
     14,000       Caterpiller, Inc. ..........................          552,125
      5,000       Clayton Homes, Inc. ........................           50,625
      3,000       Florida Rock Industries, Inc. ..............           84,000
      8,500       Kaufman & Broad Home Corporation ...........          182,219
     10,000       Lowe's Companies, Inc. .....................          583,750
      7,000       Masco Corporation ..........................          143,500
     23,000       Valspar Corporation ........................          881,188
                                                                   -------------
                                                                      2,477,407
                                                                   -------------
               CONSUMER PRODUCTS - 6.6%
     21,000       Belo (A.H.) Corporation - Class A ..........          375,375
     17,500       Clorox Company (The) .......................          568,750
     13,000       General Motors Corporation .................        1,076,562
     14,000       Gillette Company ...........................          527,625
      6,500       Hewlett-Packard Company ....................          861,656
      5,300       Lexmark International Group, Inc. - Class A(a)        560,475
      4,000       Macromedia, Inc.(a) ........................          361,250
      5,500       Maytag Corporation .........................          182,188
     20,500       Microsoft Corporation(a) ...................        2,178,125
      6,000       OshKosh B'Gosh, Inc. - Class A .............          108,000
     15,000       Procter & Gamble Company ...................          843,750
                                                                   -------------
                                                                      7,643,756
                                                                   -------------
               DURABLE GOODS - 18.2%
    160,000       Cisco Systems, Inc.(a) .....................       12,370,000
     13,000       Costco Wholesale Corporation(a) ............          683,313
     23,500       General Electric Company ...................        3,646,906
      6,000       Ingersoll-Rand Company .....................          265,500
     21,800       Intel Corporation ..........................        2,876,238
      6,000       International Business Machines Corporation (IBM)     708,000
      5,118       SPX Corporation(a) .........................          583,132
                                                                   -------------
                                                                     21,133,089
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     SHARES    COMMON STOCKS - 95.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
               ELECTRONICS - 5.2%
      1,000       Broadcom Corporation(a) ....................     $    242,875
      2,500       Harmonic Inc.(a) ...........................          208,125
      4,000       KEMET Corporation(a) .......................          253,000
     15,640       Koninklijke (Royal) Philips Electronics N.V         2,679,328
     11,000       Motorola, Inc. .............................        1,566,125
      1,600       Powertel, Inc.(a) ..........................          110,700
      5,500       Seagate Technology, Inc.(a) ................          331,375
      9,000       Solectron Corporation(a) ...................          360,562
      5,000       Tandy Corporation ..........................          253,750
                                                                   -------------
                                                                      6,005,840
                                                                   -------------
               FINANCIAL - 12.9%
      6,000       Aegon N.V ..................................          483,375
     26,000       AFLAC, Inc. ................................        1,184,625
     10,000       American Express Company ...................        1,489,375
     19,000       Charles Schwab Corporation (The) ...........        1,079,438
      6,000       Chase Manhattan Corporation ................          523,125
     20,000       Citigroup, Inc. ............................        1,186,250
     75,000       Firstar Corporation ........................        1,720,312
     22,000       FleetBoston Financial Corporation ..........          803,000
     20,000       Freddie Mac ................................          883,750
     10,500       Marsh & McLennan Companies, Inc. ...........        1,158,281
     17,000       MBNA Corporation ...........................          433,500
     50,000       Mellon Financial Corporation ...............        1,475,000
     20,000       Nasdaq-100 Shares(a) .......................        2,192,500
     21,000       Synovus Financial Corporation ..............          396,375
                                                                   -------------
                                                                     15,008,906
                                                                   -------------
               FOOD/BEVERAGES - 1.4%
     10,000       Anheuser-Busch Companies, Inc. .............          622,500
     40,000       Coca-Cola Enterprises ......................          862,500
      3,500       SYSCO Corporation ..........................          124,906
                                                                   -------------
                                                                      1,609,906
                                                                   -------------
               HEALTH CARE - 0.4%
      7,000       United HealthCare Corporation ..............          417,375
                                                                   -------------
               HOTELS - 0.2%
      7,000       Marriott International, Inc. - Class A .....          220,500
                                                                   -------------
               MANUFACTURING - 3.7%
      5,000       Cooper Tire & Rubber Company ...............           62,813
      8,387       Delphi Automotive Systems Corporation ......          134,192
      9,500       General Dynamics Corporation ...............          472,625
      6,500       Honeywell International, Inc. ..............          342,469
     12,200       Johnson Controls, Inc. .....................          659,562
     10,000       Leggett & Platt, Inc. ......................          215,000
      5,500       Mueller Industries, Inc.(a) ................          167,062
     14,000       Pall Corporation ...........................          314,125
     38,786       Tyco International, Ltd. ...................        1,934,452
      4,000       Worthington Industries, Inc. ...............           49,500
                                                                   -------------
                                                                      4,351,800
                                                                   -------------
               METAL AND MINING - 0.9%
     12,000       Alcoa, Inc. ................................          843,000
     10,000       Newmont Mining Corporation .................          224,375
                                                                   -------------
                                                                      1,067,375
                                                                   -------------
               MULTIMEDIA - 0.7%
      8,000       Meredith Corporation .......................          221,500
     12,000       Viacom, Inc. - Class A(a) ..................          641,250
                                                                   -------------
                                                                        862,750
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     SHARES    COMMON STOCKS - 95.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
               OIL/ENERGY - 5.1%
     33,082       BP Amoco Plc ...............................     $  1,755,414
     10,000       Burlington Resources, Inc. .................          370,000
     13,000       Chevron Corporation ........................        1,201,688
     10,000       Enron Corporation ..........................          748,750
     14,650       Exxon Mobil Corporation ....................        1,139,953
      7,500       Halliburton Company ........................          307,500
     12,000       Nabors Industries, Inc.(a) .................          465,750
                                                                   -------------
                                                                      5,989,055
                                                                   -------------
               PAPER AND FOREST PRODUCTS - 0.8%
     11,455       International Paper Company ................          489,701
      5,000       Mead Corporation ...........................          174,687
      8,000       Willamette Industries, Inc. ................          321,000
                                                                   -------------
                                                                        985,388
                                                                   -------------
               RACETRACKS - 0.2%
     11,000       Speedway Motorsports, Inc.(a) ..............          274,312
                                                                   -------------
               RETAIL STORES - 6.4%
      7,000       Abercrombie & Fitch Company - Class A(a) ...          112,000
     16,000       Circuit City Stores - Circuit City Group ...          974,000
     49,500       Home Depot, Inc. ...........................        3,192,750
      7,500       Target Corporation .........................          560,625
     32,000       Wal-Mart Stores, Inc. ......................        1,776,000
     33,000       Walgreen Company ...........................          849,750
                                                                   -------------
                                                                      7,465,125
                                                                   -------------
               SERVICES - COMPUTER - 5.4%
     12,500       Adobe Systems, Inc. ........................        1,391,406
     12,500       America Online, Inc.(a) ....................          840,625
     22,200       Automatic Data Processing, Inc. ............        1,071,150
     24,000       Computer Sciences Corporation(a) ...........        1,899,000
      9,500       Electronic Data Systems Corporation ........          609,781
      2,500       Inktomi Corporation(a) .....................          487,500
                                                                   -------------
                                                                      6,299,462
                                                                   -------------
               SERVICES - CONSUMER - 0.0%
      9,000       HEALTHSOUTH Corporation(a) .................           50,062
                                                                   -------------
               TELECOMMUNICATION EQUIPMENT - 8.1%
      6,600       Applied Materials, Inc.(a) .................          622,050
      4,000       JDS Uniphase Corporation(a) ................          482,250
      7,000       Lucent Technologies, Inc. ..................          425,250
      4,000       Nokia Oyj ..................................          869,000
     24,000       Nortel Networks Corporation ................        3,024,000
     36,000       Scientific-Atlanta, Inc. ...................        2,283,750
     22,000       Tellabs, Inc.(a) ...........................        1,385,656
      6,000       Titan Corporation(a) .......................          306,000
                                                                   -------------
                                                                      9,397,956
                                                                   -------------
               UTILITIES - 5.8%
     14,000       AT&T Corporation ...........................          787,500
     24,000       BellSouth Corporation ......................        1,128,000
     18,490       Duke Energy Corporation ....................          970,725
     59,900       SBC Communications, Inc. ...................        2,515,800
     18,000       US WEST, Inc. ..............................        1,307,250
                                                                   -------------
                                                                      6,709,275
                                                                   -------------

               TOTAL COMMON STOCKS - 95.6% (COST $52,234,641)      $111,372,877
                                                                   -------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS  -  6.8%                                  VALUE
--------------------------------------------------------------------------------
  7,865,603    Firstar Stellar Treasury Fund (Cost $7,865,603)     $  7,865,603
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 102.4%
                  (COST $60,100,244) .........................     $119,238,480

               LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4%)        (2,791,858)
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $116,446,622
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
  PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS - 30.3%
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES - 5.8%
$    20,000       8.75%, due 08/15/2000 ......................     $     20,212
     50,000       8.50%, due 11/15/2000 ......................           50,641
    140,000       8.00%, due 05/15/2001 ......................          142,319
    125,000       7.875%, due 08/15/2001 .....................          127,227
    850,000       5.75%, due 04/30/2003 ......................          833,000
    750,000       5.875%, due 11/15/2005 .....................          734,297
    750,000       5.50%, due 02/15/2008 ......................          715,312
                                                                   -------------
                                                                      2,623,008
                                                                   -------------
               FEDERAL FARM CREDIT BANK BONDS - 1.7%
    500,000       6.00%, due 01/07/2008 ......................          465,726
    325,000       6.06%, due 05/28/2013 ......................          294,537
                                                                   -------------
                                                                        760,263
                                                                   -------------
               FEDERAL HOME LOAN BANK BONDS - 5.7%
    500,000       7.57%, due 08/19/2004 ......................          508,702
    500,000       6.045%, due 12/10/2004 .....................          479,370
    750,000       5.925%, due 04/09/2008 .....................          692,728
    500,000       5.52%, due 09/23/2008 ......................          446,906
    500,000       5.42%, due 09/23/2008 ......................          443,766
                                                                   -------------
                                                                      2,571,472
                                                                   -------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS - 4.7%
    500,000       6.345%, due 11/01/2005 .....................          482,823
    895,000       7.44%, due 09/20/2006 ......................          881,969
    800,000       7.04%, due 01/09/2007 ......................          777,006
                                                                   -------------
                                                                      2,141,798
                                                                   -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS - 12.4%
    500,000       6.63%, due 06/20/2005 ......................          489,996
    650,000       7.65%, due 10/06/2006 ......................          642,975
    500,000       7.36%, due 02/07/2007 ......................          486,353
    500,000       7.125%, due 3/15/2007 ......................          499,564
    400,000       7.70%, due 04/10/2007 ......................          393,466
    500,000       6.62%, due 06/25/2007 ......................          486,013
    500,000       7.16%, due 06/26/2007 ......................          483,306
    500,000       7.00%, due 07/17/2007 ......................          482,930
    750,000       6.08%, due 12/15/2010 ......................          689,060
    400,000       6.80%, due 08/27/2012 ......................          380,208
    600,000       6.875%, due 09/01/2012 .....................          569,093
                                                                   -------------
                                                                       5,602,964
                                                                   -------------
               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $14,549,929) .........................     $ 13,699,505
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    MORTGAGE-BACKED SECURITIES - 15.8%
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.8%
$    12,671       Pool #15032, 7.50%, due 02/15/2007 .........     $     12,560
    384,211       Pool #438434, 6.50%, due 01/15/2013 ........          371,032
    569,950       Pool #470177, 7.00%, due 03/15/2014 ........          561,800
    389,575       Pool #518403, 7.00%, due 09/15/2014 ........          384,004
     10,852       Pool #176413, 7.50%, due 09/15/2016 ........           10,757
     14,872       Pool #170784, 8.00%, due 12/15/2016 ........           15,040
     11,855       Pool #181540, 8.00%, due 02/15/2017 ........           11,989
    483,398       Pool #493659, 6.50%, due 12/15/2018 ........          455,894
    404,119       Pool #476695, 6.50%, due 10/15/2023 ........          381,126
    370,794       Pool #366710, 6.50%, due 02/15/2024 ........          349,697
    493,291       Pool #453826, 7.25%, due 09/15/2027 ........          485,679
    695,862       Pool #412360, 7.00%, due 11/15/2027 ........          673,951
    581,989       Pool #454162, 7.00%, due 05/15/2028 ........          563,664
    978,026       Pool #2617, 7.50%, due 07/20/2028 ..........          963,656
    463,712       Pool #158794, 7.00%, due 09/15/2028 ........          449,111
    469,481       Pool #48760, 6.50%, due 12/15/2028 .........          442,769
    970,737       Pool #506618, 7.00%, due 03/15/2029 ........          940,171
                                                                   -------------

               TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $7,363,455) ..........................     $  7,072,900
                                                                   -------------

================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2%                                 VALUE
--------------------------------------------------------------------------------
               FINANCE - 22.9%
               AmSouth Bancorp,
$   550,000       7.75%, due 05/15/2004 ......................     $    549,482
                                                                   -------------
               Banc One Corporation,
    600,000       7.00%, due 07/15/2005 ......................          580,922
    500,000       6.875%, due 08/01/2006 .....................          480,026
                                                                   -------------
                                                                      1,060,948
                                                                   -------------
               Bank of America Corporation,
    496,000       8.375%, due 03/15/2002 .....................          504,257
    750,000       7.125%, due 03/01/2009 .....................          727,602
                                                                   -------------
                                                                      1,231,859
                                                                   -------------
               Bear Stearns Company,
    170,000       9.375%, due 06/01/2001 .....................          173,348
                                                                   -------------
               Duke Capital Corporation,
    750,000       7.50%, due 10/01/2009 ......................          736,626
                                                                   -------------
               General Electric Capital Corporation,
    100,000       7.24%, due 01/15/2002 ......................          100,268
    150,000       7.50%, due 03/15/2002 ......................          151,054
                                                                   -------------
                                                                        251,322
                                                                   -------------
               J.P. Morgan & Company,
    500,000       7.25%, due 01/15/2002 ......................          498,152
    500,000       6.00%, due 01/15/2009 ......................          444,994
                                                                   -------------
                                                                        943,146
                                                                   -------------
               Merrill Lynch & Company, Inc.,
    745,000       7.375%, due 08/17/2002 .....................          742,989
  1,000,000       7.00%, due 04/27/2008 ......................          957,499
                                                                   -------------
                                                                       1,700,488
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               NationsBank,
$   550,000       7.625%, due 04/15/2005 .....................     $    548,578
                                                                   -------------
               Regions Financial Corporation,
    350,000       7.80%, due 12/01/2002 ......................          350,700
                                                                   -------------
               Salomon, Inc.,
    507,000       7.50%, due 02/01/2003 ......................          506,893
                                                                   -------------
               Sears Roebuck Acceptance Corporation,
    700,000       6.00%, due 03/20/2003 ......................          670,710
                                                                   -------------
               SouthTrust Bank of Alabama, N.A.,
    665,000       7.00%, due 11/15/2008 ......................          637,881
                                                                   -------------
               Transamerica Financial Corporation,
  1,000,000       7.50%, due 03/15/2004 ......................          986,990
                                                                   -------------

               TOTAL FINANCE CORPORATE BONDS .................       10,348,971
                                                                   -------------

               INDUSTRIAL - 19.4%
                  BP America, Inc.,
    265,000       8.50%, due 04/15/2001 ......................          268,815
                                                                   -------------
               Coca-Cola Company,
    600,000       6.625%, due 08/01/2004 .....................          582,636
                                                                   -------------
               Conoco, Inc.,
    750,000       6.35%, due 04/15/2009 ......................          698,798
                                                                   -------------
               duPont (E.I.) de Nemours & Company,
    150,000       9.15%, due 04/15/2000 ......................          150,086
    425,000       6.75%, due 10/15/2002 ......................          420,345
                                                                   -------------
                                                                        570,431
                                                                   -------------
               Ford Motor Company,
  1,000,000       7.25%, due 10/01/2008 ......................          985,710
                                                                   -------------
               General Motors Corporation,
    565,000       7.10%, due 03/15/2006 ......................          554,726
                                                                   -------------
               Hanson Overseas,
  1,100,000       7.375%, due 01/15/2003 .....................        1,090,914
                                                                   -------------
               International Business Machines Corporation,
  1,000,000       7.25%, due 11/01/2002 ......................        1,003,604
                                                                   -------------
               Kimberly-Clark Corporation,
    240,000       8.625%, due 05/01/2001 .....................          243,930
                                                                   -------------
               Mobil Corporation,
    100,000       8.375%, due 02/12/2001 .....................          101,095
                                                                   -------------
               Philip Morris Companies, Inc.,
    700,000       7.125%, due 10/01/2004 .....................          657,017
                                                                   -------------
               Raytheon Company,
    800,000       6.50%, due 07/15/2005 ......................          754,045
                                                                   -------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    CORPORATE BONDS - 47.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               Wal-Mart Stores, Inc.,
$   170,000       9.10%, due 07/15/2000 ......................     $    171,000
    100,000       8.625%, due 04/01/2001 .....................          101,492
  1,000,000       7.50%, due 05/15/2004 ......................        1,015,667
                                                                   -------------
                                                                      1,288,159
                                                                   -------------

               TOTAL INDUSTRIAL CORPORATE BONDS ..............        8,799,880
                                                                   -------------

               UTILITY - 4.9%
               AT&T Corporation,
  1,000,000       6.00%, due 03/15/2009 ......................          903,787
                                                                   -------------
               BellSouth Corporation,
    250,000       7.75%, due 02/15/10 ........................          253,850
                                                                   -------------
               Emerson Electric Company,
    587,000       6.30%, due 11/01/2005 ......................          558,380
                                                                   -------------
               Scana Corporation,
    500,000       6.05%, due 01/13/2003 ......................          482,744
                                                                   -------------

               TOTAL UTILITY CORPORATE BONDS .................        2,198,761
                                                                   -------------

               TOTAL CORPORATE BONDS
                  (Amortized Cost $22,123,380) ...............     $ 21,347,612
                                                                   -------------

================================================================================
  PAR VALUE    MUNICIPAL OBLIGATIONS - 2.2%                            VALUE
--------------------------------------------------------------------------------
               Alabama State Public School & College Auth.,
$ 1,000,000       7.15%, due 09/01/2009 (Cost $972,490) ......     $    977,229
                                                                   -------------

================================================================================
     SHARES    MONEY MARKETS - 3.1%                                    VALUE
--------------------------------------------------------------------------------
  1,415,617    Firstar Stellar Treasury Fund (Cost $1,415,617)     $  1,415,617
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 98.6%
                  (COST $46,424,871) .........................     $ 44,512,863

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4% ..          642,928
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $ 45,155,791
                                                                   ============

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1%                           VALUE
--------------------------------------------------------------------------------
               Alabama Mental Health Finance Auth. Special Tax,
$   300,000       5.00%, due 05/01/2006 ......................     $    299,988
                                                                   -------------
               Alabama Special Care Facilities Financing Auth. Rev.,
    400,000       5.375%, due 11/01/2012 .....................          401,588
                                                                   -------------
               Alabama State, GO,
    100,000       5.70%, due 12/01/2002 ......................          102,522
                                                                   -------------
               Alabama State Industrial Access Road & Bridge Corp., GO,
    100,000       5.25%, due 06/01/2003 ......................          100,862
                                                                   -------------
               Alabama State Mun. Elec. Auth. Power Supply Rev.,
    150,000       5.625%, due 09/01/2000 .....................          150,856
    400,000       6.50%, due 09/01/2005, prerefunded
                     09/01/2001 at 101 .......................          414,708
    340,000       5.75%, due 09/01/2001 ......................          344,991
                                                                   -------------
                                                                         910,555
                                                                   -------------
               Alabama State Public School & College Auth. Rev.,
    100,000       4.40%, due 12/01/2000 ......................          100,190
    205,000       5.00%, due 12/01/2005 ......................          205,588
    250,000       5.25%, due 11/01/2005 ......................          253,852
    200,000       5.125%, due 11/01/2010 .....................          199,586
    300,000       5.00%, due 11/01/2012 ......................          291,261
    225,000       5.125%, due 11/01/2013 .....................          219,319
                                                                   -------------
                                                                      1,269,796
                                                                   -------------
               Alabama Water Pollution Control Rev.,
    190,000       6.25%, due 08/15/2004 ......................          199,971
                                                                   -------------
               Anniston, AL, GO,
    250,000       5.50%, due 01/01/2004 ......................          255,920
                                                                   -------------
               Anniston, AL, Regional Medical Center Board Hospital Rev.,
     20,000       7.375%, due 07/01/2006, ETM ................           21,211
                                                                   -------------
               Athens, AL, School Warrants,
    335,000       5.05%, due 08/01/2015 ......................          318,096
                                                                   -------------
               Auburn University, Alabama, Rev.,
    150,000       5.20%, due 06/01/2004 ......................          151,893
    325,000       5.25%, due 04/01/2005 ......................          329,417
                                                                   -------------
                                                                        481,310
                                                                   -------------
               Baldwin Co., AL,  GO,
    200,000       5.85%, due 08/01/2003 ......................          206,508
    400,000       5.00%, due 02/01/2007 ......................          399,056
    200,000       4.55%, due 02/01/2009 ......................          181,604
                                                                   -------------
                                                                        787,168
                                                                   -------------
               Baldwin Co., AL, Board of Education Rev.,
    300,000       5.90%, due 12/01/2001 ......................          303,279
                                                                   -------------
               Birmingham, AL, GO,
    100,000       5.80%, due 04/01/2002 ......................          102,115
    200,000       5.90%, due 04/01/2003 ......................          206,170
                                                                   -------------
                                                                         308,285
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Birmingham, AL, Industrial Water Board Rev.,
$   100,000       5.00%, due 03/01/2001 ......................     $    100,700
    100,000       6.00%, due 07/01/2007 ......................          106,197
                                                                   -------------
                                                                        206,897
                                                                   -------------
               Birmingham, AL, Medical Clinic Board Rev.,
     60,000       7.30%, due 07/01/2005, ETM .................           63,625
                                                                   -------------
               Birmingham, AL, Waterworks & Sewer Board Rev.,
     50,000       5.90%, due 01/01/2003 ......................           51,914
    400,000       6.15%, due 01/01/2006 ......................          416,976
                                                                   -------------
                                                                        468,890
                                                                   -------------
               Birmingham-Southern College, AL, Private Education
               Bldg. Auth. Rev.,
    500,000       5.10%, due 12/01/2012 ......................          480,215
                                                                   -------------
               DCH Health Care Auth. of Alabama Rev.,
     55,000       5.00%, due 06/01/2004 ......................           54,976
                                                                   -------------
               Decatur, AL, GO,
    300,000       5.00%, due 06/01/2009 ......................          298,020
                                                                   -------------
               Decatur, AL, Water Rev.,
    100,000       5.00%, due 05/01/2014 ......................           95,233
                                                                   -------------
               Dothan, AL, GO,
    500,000       5.50%, due 09/01/2014 ......................          504,620
                                                                   -------------
               Fairhope, AL, Public Improvements Warrants,
    295,000       5.10%, due 06/01/2014 ......................          281,126
                                                                   -------------
               Fairhope, AL, Utility Rev.,
    200,000       5.10%, due 12/01/2008 ......................          200,150
                                                                   -------------
               Florence, AL, School Warrants,
    200,000       4.65%, due 12/01/2012 ......................          185,208
    400,000       5.75%, due 09/01/2015 ......................          406,404
                                                                   -------------
                                                                        591,612
                                                                   -------------
               Greenville, AL, GO,
    300,000       5.10%, due 12/01/2009 ......................          299,751
                                                                   -------------
               Hoover, AL, Board of Education Special Tax,
    200,000       6.625%, due 02/01/2010, prerefunded
                     02/01/2001 at 102 .......................          207,812
                                                                   -------------
               Hoover, AL, Board of Education, GO,
    400,000       6.00%, due 02/15/2006 ......................          420,524
                                                                   -------------
               Houston Co., AL, GO,
    250,000       5.00%, due 07/01/2002 ......................          251,512
    300,000       5.60%, due 10/15/2014 ......................          305,352
                                                                   -------------
                                                                        556,864
                                                                   -------------
               Huntsville, AL,  GO,
    115,000       5.15%, due 08/01/2000 ......................          115,399
    100,000       5.20%, due 11/01/2000 ......................          100,630
    500,000       5.50%, due 11/01/2002 ......................          509,845
    100,000       5.90%, due 11/01/2005 ......................          104,589
    250,000       5.25%, due 11/01/2011 ......................          250,592
    300,000       5.40%, due 02/01/2010 ......................          303,714
                                                                   -------------
                                                                       1,384,769
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Huntsville, AL, Electric Systems Rev.,
$   150,000       6.10%, due 12/01/2000 ......................     $    151,866
    150,000       5.00%, due 12/01/2003 ......................          150,888
    250,000       4.80%, due 12/01/2012 ......................          235,210
                                                                   -------------
                                                                        537,964
                                                                   -------------
               Huntsville, AL, Water Systems Rev.,
    150,000       5.15%, due 05/01/2004 ......................          151,587
    150,000       5.25%, due 05/01/2005 ......................          151,694
    200,000       4.70%, due 11/01/2013 ......................          183,100
                                                                   -------------
                                                                        486,381
                                                                   -------------
               Jefferson Co., AL,  GO,
    150,000       5.55%, due 04/01/2002 ......................          152,206
    100,000       5.00%, due 04/01/2004 ......................          100,179
                                                                   -------------
                                                                        252,385
                                                                   -------------
               Jefferson Co., AL, Board of Education Capital
               Outlay Warrants,
    300,000       5.70%, due 02/15/2011 ......................          315,144
                                                                   -------------
               Jefferson Co., AL, Sewer Rev.,
    140,000       5.15%, due 09/01/2002 ......................          141,471
     50,000       5.50%, due 09/01/2003, ETM .................           51,136
    300,000       5.75%, due 09/01/2005 ......................          310,845
                                                                   -------------
                                                                        503,452
                                                                   -------------
               Lee Co., AL, GO,
    300,000       5.50%, due 02/01/2007 ......................          307,872
                                                                   -------------
               Madison Co., AL, Board of Education Capital
               Outlay Tax Antic. Warrants,
    175,000       5.20%, due 09/01/2004 ......................          179,611
    250,000       5.10%, due 09/01/2011 ......................          245,495
                                                                   -------------
                                                                        425,106
                                                                   -------------
               Madison, AL, Warrants,
    325,000       5.55%, due 04/01/2007 ......................          334,675
    200,000       4.40%, due 02/01/2011 ......................          182,148
    400,000       4.85%, due 02/01/2013 ......................          376,120
                                                                   -------------
                                                                        892,943
                                                                   -------------
               Mobile Co., AL, Board of Education Capital
               Outlay Warrants,
    400,000       5.00%, due 03/01/2008 ......................          398,176
                                                                   -------------
               Mobile Co., AL, Gas Tax Antic. Warrants,
    100,000       4.50%, due 02/01/2003 ......................           98,844
                                                                   -------------
               Mobile, AL,  GO,
    200,000       5.40%, due 08/15/2000 ......................          200,952
     25,000       6.30%, due 08/01/2001 ......................           25,590
     25,000       6.25%, due 08/01/2001 ......................           25,574
    275,000       6.20%, due 02/15/2007, ETM .................          292,496
    180,000       5.75%, due 02/15/2016 ......................          182,601
                                                                   -------------
                                                                        727,213
                                                                   -------------
               Mobile, AL, Water & Sewer Commissioners Rev.,
     55,000       6.30%, due 01/01/2003 ......................           57,034
                                                                   -------------
               Montgomery Co., AL, GO,
    100,000       5.20%, due 11/01/2006 ......................          100,846
                                                                   -------------
               Montgomery, AL, GO,
    200,000       4.70%, due 05/01/2002 ......................          199,918
    500,000       5.10%, due 10/01/2008 ......................          501,025
                                                                   -------------
                                                                         700,943
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS - 94.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               Montgomery, AL, Waterworks & Sanitation Rev.,
$   200,000       5.85%, due 03/01/2003 ......................     $    205,042
    400,000       5.60%, due 09/01/2009 ......................          411,956
                                                                   -------------
                                                                        616,998
                                                                   -------------
               Mountain Brook, AL, Board of Education Capital
               Outlay Warrants,
    405,000       4.80%, due 02/15/2011 ......................          387,241
                                                                   -------------
               Muscle Shoals, AL, GO,
    400,000       5.60%, due 08/01/2010 ......................          411,972
                                                                   -------------
               Opelika, AL, GO,
    100,000       4.60%, due 03/01/2003 ......................           99,458
    100,000       5.30%, due 07/01/2003 ......................          101,570
                                                                   -------------
                                                                        201,028
                                                                   -------------
               Scottsboro, AL, Waterworks Sewer & Gas Rev.,
    200,000       4.35%, due 08/01/2011 ......................          180,372
                                                                   -------------
               Shelby Co., AL, GO,
    205,000       5.20%, due 08/01/2000 ......................          205,744
     50,000       5.35%, due 08/01/2001 ......................           50,544
                                                                   -------------
                                                                        256,288
                                                                   -------------
               Shelby Co., AL, Hospital Board Rev.,
     35,000       6.60%, due 02/01/2001, ETM .................           35,666
     25,000       6.60%, due 02/01/2002, ETM .................           25,801
     40,000       6.60%, due 02/01/2003, ETM .................           41,818
                                                                   -------------
                                                                        103,285
                                                                   -------------
               Tuscaloosa, AL, Board of Education Special
               Tax Warrants,
     75,000       5.70%, due 02/15/2005 ......................           77,358
    125,000       6.00%, due 02/15/2009 ......................          129,911
    300,000       4.85%, due 02/15/2013 ......................          281,844
                                                                   -------------
                                                                        489,113
                                                                   -------------
               Tuscaloosa, AL, Board of Education, GO,
    100,000       5.10%, due 02/01/2004 ......................          100,823
    300,000       4.625%, due 08/01/2008 .....................          287,652
                                                                   -------------
                                                                        388,475
                                                                   -------------
               University of Alabama General Fee Series A Rev.,
     50,000       5.00%, due 11/01/2000 ......................           50,248
    240,000       5.10%, due 10/01/2002 ......................          242,239
    400,000       5.25%, due 06/01/2010 ......................          402,344
    100,000       5.375%, due 06/01/2013 .....................          100,287
                                                                   -------------
                                                                        795,118
                                                                   -------------
               Vestavia Hills, AL, Board of Education Capital
               Outlay Rev.,
     55,000       5.25%, due 02/01/2004 ......................           55,857
                                                                   -------------
               Vestavia Hills, AL, Warrants,
    125,000       4.90%, due 04/01/2005 ......................          124,639
                                                                   -------------

               TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                  OBLIGATION (GO) BONDS - 94.1%
                  (Cost $21,716,842) .........................     $  21,690,324
                                                                   -------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS - 4.7%
--------------------------------------------------------------------------------
  1,075,857    Firstar Tax-Free Fund (Cost $1,075,857) .......     $  1,075,857
                                                                   -------------

               TOTAL INVESTMENTS AT VALUE - 98.8%
                  (COST $22,792,699) .........................     $ 22,766,181

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2% ..          282,159
                                                                   -------------

               NET ASSETS - 100.0% ...........................     $ 23,048,340
                                                                   ============


ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements - The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2000:

------------------------------------------------------------------------------------------
                                              GOVERNMENT      GOVERNMENT       ALABAMA
                                                STREET          STREET         TAX FREE
                                              EQUITY FUND      BOND FUND       BOND FUND
------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $ 60,272,476    $     87,338    $    233,036
Gross unrealized depreciation ............     (1,183,194)     (1,999,346)       (329,106)
                                             ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $ 59,089,282    $ (1,912,008)   $    (96,070)
                                             ============    ============    ============
Federal income tax cost ..................   $ 60,149,198    $ 46,424,871    $ 22,862,251
                                             ============    ============    ============
------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Equity Fund and The
Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 2000, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $760,308 and $176,717, respectively, which expire through the year 2008. In addition, The Government Street Bond Fund had net realized capital losses of $145,238 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $22,178,843 and $16,307,402, respectively, for The Government Street Equity Fund, $11,563,587 and $7,842,909, respectively, for The Government Street Bond Fund, and $5,922,774 and $3,884,720, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $15,400 of its investment advisory fees for the Fund during the year ended March 31, 2000.

Certain Trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, IFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, IFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of IFS.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On March 31, 2000, The Government Street Equity Fund declared and paid a long-term capital gain distribution of $0.4190 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

In accordance with federal tax requirements, The Alabama Tax Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2000, as "exempt-interest dividends."

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
                         ------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND


                                 AUGUST 1, 2000


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS



INVESTMENT OBJECTIVES AND POLICIES............................................ 2
DESCRIPTION OF BOND RATINGS................................................... 4
INVESTMENT LIMITATIONS........................................................ 7
TRUSTEES AND OFFICERS......................................................... 8
INVESTMENT ADVISER............................................................12
ADMINISTRATOR.................................................................13
DISTRIBUTOR...................................................................14
OTHER SERVICES................................................................14
BROKERAGE.....................................................................14
SPECIAL SHAREHOLDER SERVICES..................................................15
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................18
NET ASSET VALUE DETERMINATION.................................................18
ALLOCATION OF TRUST EXPENSES..................................................18
ADDITIONAL TAX INFORMATION....................................................19
CAPITAL SHARES AND VOTING.....................................................20
CALCULATION OF PERFORMANCE DATA...............................................21
FINANCIAL STATEMENTS AND REPORTS..............................................23

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 2000. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS


The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.


Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:

Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

                                       8

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173


Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

                                       9

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


                                       10

J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230



Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

** Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1.26% of the then-outstanding shares of the Balanced Fund and less than 1% of the then-outstanding shares of the Equity Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 10.08% of the then-outstanding shares of the Balanced Fund. Also as of that same date Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 11.51% and John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, VA 23229, owned of record 6.06% of the then-outstanding shares of the Equity Fund.


                               INVESTMENT ADVISER


Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Balanced Fund paid the Adviser advisory fees of $759,276, $680,064 and $561,887, respectively.


Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid the Adviser advisory fees of $436,091, $361,874 and $259,757, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Adviser to the Funds, the Adviser serves as investment Adviser to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Adviser") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. Compensation of the Sub-Adviser was paid by the Adviser (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.18% of the average value of its daily net assets up to $25,000,000, 0.155% of such assets from $25,000,000 to $50,000,000 and 0.13% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received fees of $193,587, $175,782 and $148,539, respectively, from the Balanced Fund and $119,167, $102,461 and $76,276, respectively, from the Equity Fund.

                                   DISTRIBUTOR


IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Underwriting Agreement will automatically terminate in the event of its assignment. Tina D. Hosking is an officer of both the Trust and the Distributor.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment Advisers or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Balanced Fund was $101,739, $150,621 and $91,394, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the total amount of brokerage commissions paid by the Equity Fund was $93,495, $129,714 and $66,628, respectively.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2000 were $24,000 for the Balanced Fund and $18,000 for the Equity Fund.

As of March 31, 2000, the Balanced Fund held securities issued by Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $261,687) and Goldman, Sachs & Co. (the market value of which was $889,675). Merrill Lynch, Pierce, Fenner & Smith, Inc. and Goldman, Sachs & Co. are two of the Trust's "regular broker-dealers" (as defined in the 1940 Act).

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES


The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.


While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING


The Funds are series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000, for the ten year period ended March 31, 2000 and for the period since inception (July 3, 1989) to March 31, 2000 are 15.90%, 17.88%, 13.12% and 12.50%,
respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000, and for the period since inception (December 1, 1992) to March 31, 2000 are 24.04%, 23.30% and 17.64%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2000 were 1.92% and 0.08%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as

S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 2000

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 19, 2000
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2000.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2000, the Jamestown Balanced Fund produced a total return of 15.9% compared to the Lipper Balanced Index of 10.4%. The equity market was strong over the past twelve months, but volatility increased to historic highs as the market struggled between excellent corporate profit growth and rising interest rates. Technology stocks continued as the driving force behind the market advance with a 78.2% return over the past year. The Federal Reserve raised the Federal Funds rate five times during the past twelve months, and the Lehman Intermediate Bond Index only rose 2.1%.

The Jamestown Balanced Fund returned 18.2% on an annualized basis for the three years ended March 31, 2000, comparing favorably to the 15.6% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 17.8% versus 15.7% for the comparable Lipper Balanced Index.

The Fund grew in size to over $128 million in total net assets with 279 shareholders as of March 31, 2000.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2000, the Jamestown Equity Fund had a total return of 24.0%, outperforming the 19.3% return for the Lipper Large Cap Core Index and the 17.9% return for the S&P 500 Index. Over the twelve months, the equity market was driven by the 78.2% return generated by technology stocks. Capital Goods stocks slightly outpaced the S&P 500 with a gain of 19.2%, but all of the remaining major sectors underperformed the S&P 500. Despite very strong corporate earnings growth, the market became increasingly concerned about the Federal Reserve's desire to slow the economy by raising interest rates and volatility increased significantly.

The Jamestown Equity Fund returned 24.5% on an annualized basis for the three years ended March 31, 2000, versus 26.5% for the Lipper Large Cap Core Index. For the five year period, the Fund returned 23.3% as compared to 24.5% for the Index.

The Fund grew in size to over $77 million in total net assets with 361 shareholders as of March 31, 2000.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2000, the Jamestown Tax Exempt Virginia Fund had a total return of 0.1%, compared to -0.2% for the Lipper Intermediate Municipal Fund Index and -0.1% for the Lehman Municipal Bond Index. Yields rose and prices dropped on municipal bonds as the Federal Reserve decided to raise the federal funds rate by 25 basis points five times over the past twelve months. As of March 31, 2000, this benchmark rate stood at 6.0%.

Some key characteristics of the Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .............     7.6 years
        Average Effective Duration .............     5.9 years
        Average Weighted Coupon ................     5.31%
        SEC Yield ..............................     4.43%
        Average Credit Quality .................     AA

The Jamestown Tax Exempt Virginia Fund returned 4.3% on an annualized basis for the three years ended March 31, 2000, versus 4.4% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, the Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.7%, as to compared to the 4.9% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund grew in size to over $29 million in total net assets with 79 shareholders as of March 31, 2000.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2000, the Jamestown International Equity Fund had a total return of 39.4%. This return compares favorably with the 36.9% return generated by the Lipper International Index and the 25.1% return of the Morgan Stanley EAFE Index. The period was characterized by a strong rebound in Japan and other Asian markets after the financial and economic crisis of late 1998. Most European markets lagged the Asian markets after several years of strong outperformance.

Throughout the year, the Fund benefited from a heavy weighting in telecommunication and technology companies. As was the case in domestic markets, shares of companies in the telecommunications and technology fields led the markets higher around the globe. Foreign markets also benefited from a strong economic rebound after the currency induced problems of 1998.

For the three years ended March 31, 2000, the Jamestown International Equity Fund returned 25.2% on an annualized basis, versus 17.8% for the comparable Lipper Index and 16.3% for the EAFE Index.

The Fund grew in size to over $85 million in total net assets with 292 shareholders as of March 31, 2000.

Thank you for your continued confidence in The Jamestown Funds.

                                   Sincerely,

                                   /s/ Austin Brockenbrough, III

                                   Austin Brockenbrough, III
                                   President
                                   Jamestown Tax Exempt Virginia Fund
                                   Jamestown International Equity Fund

                                   /s/ Henry C. Spalding, Jr.

                                   Henry C. Spalding, Jr.
                                   President
                                   Jamestown Balanced Fund
                                   Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Balanced Fund                                 $33,922
Standard & Poor's 500 Index                                 $60,176
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      15.90%     17.88%         13.12%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Equity Fund                                   $32,944
Standard & Poor's 500 Index                                 $40,543
Consumer Price Index                                        $11,971
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      24.04%     23.30%         17.64%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/00
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,066
Lipper Intermediate Municipal Fund Index                    $12,619
Lehman Municipal Bond Index                                 $13,980
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       0.04%     4.74%          4.14%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/00
                                                             ------
The Jamestown International Equity Fund                     $19,478
Morgan Stanley EAFE Index                                   $15,517
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                           39.35%          18.12%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================================================================
                                                                                                    Jamestown        Jamestown
                                                                  Jamestown        Jamestown        Tax Exempt     International
                                                                   Balanced          Equity          Virginia          Equity
                                                                     Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
        Investments in securities:
                At acquisition cost ........................    $  86,007,684     $ 45,080,116     $ 29,189,683     $ 57,812,502
                                                                =============     ============     ============     ============
                At value (Note 1) ..........................    $ 127,621,603     $ 78,047,274     $ 29,010,792     $ 83,187,240
        Cash denominated in foreign currency (Note 5) ......               --               --               --        1,014,108
        Dividends receivable ...............................           40,485           33,484              854          228,963
        Interest receivable ................................          666,120               --          384,475            7,913
        Receivable for securities sold .....................               --               --          509,208        1,357,060
        Receivable for capital shares sold .................          369,902            3,000          400,000        3,000,244
        Receivable from Administrator ......................               --               --               --           38,875
        Other assets .......................................           11,555           24,227            2,067           29,543
                                                                -------------     ------------     ------------     ------------
                TOTAL ASSETS ...............................      128,709,665       78,107,985       30,307,396       88,863,946
                                                                -------------     ------------     ------------     ------------
LIABILITIES
        Bank overdraft .....................................               --               --               --          580,501
        Dividends payable ..................................           33,332            2,241           27,341               --
        Distributions payable ..............................          168,989          218,819               --               --
        Payable for securities purchased ...................               --               --        1,102,938        1,722,859
        Payable for capital shares redeemed ................          214,418           26,871           22,605          591,465
        Accrued investment advisory fees (Note 3) ..........           67,684           40,582            9,671           73,087
        Accrued administration fees (Note 3) ...............           16,910           10,743            3,565           12,390
        Net unrealized depreciation on forward foreign
                currency exchange contracts (Note 6) .......               --               --               --            4,317
        Other accrued expenses and liabilities .............            7,247               --            3,033           30,047
                                                                -------------     ------------     ------------     ------------
                TOTAL LIABILITIES ..........................          508,580          299,256        1,169,153        3,014,666
                                                                -------------     ------------     ------------     ------------
NET ASSETS .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Net assets consist of:
        Paid-in capital ....................................    $  86,734,918     $ 44,951,824     $ 29,590,313     $ 54,126,327
        Accumulated net realized gains (losses) from
                security and foreign currency transactions .               --               --         (273,179)       6,391,613
        Distributions in excess of net realized gains ......         (147,752)        (110,253)              --               --
        Net unrealized appreciation (depreciation)
                on investments .............................       41,613,919       32,967,158         (178,891)      25,374,738
        Net unrealized depreciation on translation of
                assets and liabilities in foreign currencies               --               --               --          (43,398)
                                                                -------------     ------------     ------------     ------------
Net assets .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) .........        6,466,082        2,990,536        2,975,269        4,772,780
                                                                =============     ============     ============     ============
Net asset value, offering price and redemption
        price per share (Note 1) ...........................    $       19.83     $      26.02     $       9.79     $      17.99
                                                                =============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
=================================================================================================================================
                                                                                                     Jamestown        Jamestown
                                                                   Jamestown        Jamestown        Tax Exempt     International
                                                                    Balanced          Equity          Virginia          Equity
                                                                      Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Dividends ............................................    $    633,703     $    526,930     $  1,349,019     $    944,370
        Foreign withholding taxes on dividends ...............              --               --               --         (108,753)
        Interest .............................................       2,523,311          155,258           17,785          109,668
                                                                  ------------     ------------     ------------     ------------
                TOTAL INVESTMENT INCOME ......................       3,157,014          682,188        1,366,804          945,285
                                                                  ------------     ------------     ------------     ------------
EXPENSES
        Investment advisory fees (Note 3) ....................         759,276          436,091          110,838          660,974
        Administration fees (Note 3) .........................         193,587          119,167           41,496          147,384
        Custodian fees .......................................          14,992            8,496            4,362           82,536
        Registration fees ....................................          17,081           15,218            1,871           17,976
        Professional fees ....................................          13,945            8,326            8,326           11,946
        Pricing costs ........................................          10,220              777            7,969            9,481
        Trustees' fees and expenses ..........................           8,464            8,464            8,464            8,464
        Printing of shareholder reports ......................           5,858            6,419            3,694            5,344
        Other expenses .......................................           5,157            5,928            2,378            9,137
                                                                  ------------     ------------     ------------     ------------
                TOTAL EXPENSES ...............................       1,028,580          608,886          189,398          953,242
        Expenses reimbursed through a directed
                brokerage arrangement (Note 4) ...............         (24,000)         (18,000)              --               --
                                                                  ------------     ------------     ------------     ------------
                NET EXPENSES .................................       1,004,580          590,886          189,398          953,242
                                                                  ------------     ------------     ------------     ------------

NET INVESTMENT INCOME  (LOSS) ................................       2,152,434           91,302        1,177,406           (7,957)
                                                                  ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
        Net realized gains (losses) from:
                Security transactions ........................       4,813,070        2,953,963         (273,179)       9,161,355
                Foreign currency transactions ................              --               --               --           59,241
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................      10,736,573       12,102,255         (842,700)      13,892,377
                Foreign currency translation .................              --               --               --          (48,490)
                                                                  ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
        GAINS (LOSSES) ON INVESTMENTS
        AND FOREIGN CURRENCIES ...............................      15,549,643       15,056,218       (1,115,879)      23,064,483
                                                                  ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS
        FROM OPERATIONS ......................................    $ 17,702,077     $ 15,147,520     $     61,527     $ 23,056,526
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================
                                                                         Jamestown                          Jamestown
                                                                       Balanced Fund                       Equity Fund
                                                              -------------------------------     -----------------------------
                                                                  Year              Year              Year             Year
                                                                 Ended             Ended             Ended            Ended
                                                                March 31,         March 31,         March 31,        March 31,
                                                                  2000              1999              2000             1999
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income ............................    $   2,152,434     $   2,044,580     $     91,302     $    194,305
        Net realized gains (losses) from
                security transactions ....................        4,813,070         1,234,403        2,953,963         (369,569)
        Net change in unrealized appreciation/depreciation
                on investments ...........................       10,736,573         4,507,324       12,102,255        5,043,678
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from operations ...............       17,702,077         7,786,307       15,147,520        4,868,414
                                                              -------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income .......................       (2,152,434)       (2,047,558)         (91,302)        (198,327)
        From net realized gains from security transactions       (4,880,959)       (1,302,068)      (2,680,161)              --
                                                              -------------     -------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ..................................       (7,033,393)       (3,349,626)      (2,771,463)        (198,327)
                                                              -------------     -------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ........................        8,830,494        13,392,101        8,147,118       11,342,221
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .........        6,724,517         3,140,088        2,521,395          171,755
        Payments for shares redeemed .....................      (10,826,415)       (9,573,352)      (8,651,809)      (4,982,200)
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from capital share
         transactions ....................................        4,728,596         6,958,837        2,016,704        6,531,776
                                                              -------------     -------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       15,397,280        11,395,518       14,392,761       11,201,863

NET ASSETS
        Beginning of year ................................      112,803,805       101,408,287       63,415,968       52,214,105
                                                              -------------     -------------     ------------     ------------
        End of year ......................................    $ 128,201,085     $ 112,803,805     $ 77,808,729     $ 63,415,968
                                                              =============     =============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .............................................          472,789           766,478          349,898          565,307
        Reinvested .......................................          346,587           178,274           98,084            8,737
        Redeemed .........................................         (579,486)         (554,334)        (372,354)        (248,873)
                                                              -------------     -------------     ------------     ------------
        Net increase in shares outstanding ...............          239,890           390,418           75,628          325,171
        Shares outstanding, beginning of year ............        6,226,192         5,835,774        2,914,908        2,589,737
                                                              -------------     -------------     ------------     ------------
        Shares outstanding, end of year ..................        6,466,082         6,226,192        2,990,536        2,914,908
                                                              =============     =============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      Jamestown Tax Exempt                   Jamestown
                                                                          Virginia Fund               International Equity Fund
                                                                  -----------------------------     -----------------------------
                                                                      Year             Year             Year             Year
                                                                     Ended            Ended            Ended            Ended
                                                                    March 31,        March 31,        March 31,        March 31,
                                                                      2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income (loss) .........................    $  1,177,406     $    886,964     $     (7,957)    $    178,500
        Net realized gains (losses) from:
                Security transactions ........................        (273,179)          36,651        9,161,355        2,205,161
                Foreign currency transactions ................              --               --           59,241          (56,520)
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................        (842,700)          81,607       13,892,377        1,511,375
                Foreign currency translation .................              --               --          (48,490)        (120,768)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................          61,527        1,005,222       23,056,526        3,717,748
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ...........................      (1,177,406)        (886,964)        (176,037)        (238,226)
        From net realized gains from security transactions ...         (26,368)         (11,065)      (3,331,220)              --
                                                                  ------------     ------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ......................................      (1,203,774)        (898,029)      (3,507,257)        (238,226)
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ............................       8,385,959        8,922,497       90,812,642        9,046,185
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .............         782,744          487,854        3,459,170          231,344
        Payments for shares redeemed .........................      (4,514,008)      (2,104,477)     (81,991,058)      (1,280,438)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from
        capital share transactions ...........................       4,654,695        7,305,874       12,280,754        7,997,091
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .................................       3,512,448        7,413,067       31,830,023       11,476,613

NET ASSETS
        Beginning of year ....................................      25,625,795       18,212,728       54,019,257       42,542,644
                                                                  ------------     ------------     ------------     ------------
        End of year ..........................................    $ 29,138,243     $ 25,625,795     $ 85,849,280     $ 54,019,257
                                                                  ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .................................................         851,453          871,702        5,427,637          673,952
        Reinvested ...........................................          79,693           47,603          230,579           17,619
        Redeemed .............................................        (462,080)        (206,362)      (4,847,275)        (102,274)
                                                                  ------------     ------------     ------------     ------------
        Net increase in shares outstanding ...................         469,066          712,943          810,941          589,297
        Shares outstanding, beginning of year ................       2,506,203        1,793,260        3,961,839        3,372,542
                                                                  ------------     ------------     ------------     ------------
        Shares outstanding, end of year ......................       2,975,269        2,506,203        4,772,780        3,961,839
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    18.12      $    17.38      $    15.17      $    14.77      $    12.76
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
        Net investment income ......................          0.35            0.34            0.37            0.35            0.36
        Net realized and unrealized gains
                on investments .....................          2.49            0.95            4.31            1.45            2.50
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          2.84            1.29            4.68            1.80            2.86
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.35)          (0.34)          (0.37)          (0.35)          (0.36)
        Distributions from net realized gains ......         (0.78)          (0.21)          (2.10)          (1.05)          (0.49)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (1.13)          (0.55)          (2.47)          (1.40)          (0.85)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         15.90%           7.56%          32.42%          12.29%          22.79%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  128,201      $  112,804      $  101,408      $   70,654      $   61,576
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......          0.88%           0.88%           0.90%           0.91%           0.93%

Ratio of net expenses to average net assets (a) ....          0.86%           0.86%           0.87%           0.87%           0.88%

Ratio of net investment income to average net assets          1.85%           1.95%           2.21%           2.31%           2.52%

Portfolio turnover rate ............................            62%             69%             90%             58%             72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended March 31,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................    $    21.76     $    20.16     $    15.66     $    13.96     $    11.29
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
        Net investment income ..........................          0.03           0.07           0.11           0.13           0.15
        Net realized and unrealized gains on investments          5.18           1.60           6.47           2.00           2.98
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .......................          5.21           1.67           6.58           2.13           3.13
                                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
        Dividends from net investment income ...........         (0.03)         (0.07)         (0.11)         (0.13)         (0.15)
        Distributions from net realized gains ..........         (0.92)            --          (1.97)         (0.30)         (0.31)
                                                            ----------     ----------     ----------     ----------     ----------
Total distributions ....................................         (0.95)         (0.07)         (2.08)         (0.43)         (0.46)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .........................    $    26.02     $    21.76     $    20.16     $    15.66     $    13.96
                                                            ==========     ==========     ==========     ==========     ==========

Total return ...........................................         24.04%          8.33%         43.74%         15.27%         28.00%
                                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ......................    $   77,809     $   63,416     $   52,214     $   31,180     $   17,857
                                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets ..........          0.91%          0.92%          0.93%          0.98%          1.14%

Ratio of net expenses to average net assets(a) .........          0.88%          0.89%          0.90%          0.92%          1.01%

Ratio of net investment income to average net assets ...          0.14%          0.35%          0.60%          0.85%          1.27%

Portfolio turnover rate ................................            67%            66%            59%            44%            54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    10.22      $    10.16      $     9.83      $     9.85      $     9.68
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income ......................          0.42            0.43            0.44            0.45            0.45
        Net realized and unrealized gains (losses)
                on investments .....................         (0.42)           0.07            0.33           (0.02)           0.17
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.00            0.50            0.77            0.43            0.62
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.42)          (0.43)          (0.44)          (0.45)          (0.45)
        Distributions from net realized gains ......         (0.01)          (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.44)          (0.44)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................          0.04%           4.92%           8.00%           4.39%           6.51%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   29,138      $   25,626      $   18,213      $   11,197      $    8,779
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a) ....          0.69%           0.73%           0.75%           0.75%           0.75%

Ratio of net investment income to average net assets          4.27%           4.17%           4.40%           4.51%           4.57%

Portfolio turnover rate ............................            47%             31%             33%             24%             14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------
                                                            Year            Year            Year          Period
                                                           Ended           Ended           Ended           Ended
                                                          March 31,       March 31,       March 31,      March 31,
                                                            2000            1999            1998          1997(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $    13.63      $    12.61      $     9.81      $    10.00
                                                         ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income (loss) ................         (0.00)           0.05           (0.01)          (0.01)
        Net realized and unrealized gains (losses)
                on investments and foreign currencies          5.19            1.04            2.91           (0.14)
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          5.19            1.09            2.90           (0.15)
                                                         ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ........         (0.04)          (0.07)          (0.10)          (0.04)
        Distributions from net realized gains .......         (0.79)             --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.83)          (0.07)          (0.10)          (0.04)
                                                         ----------      ----------      ----------      ----------

Net asset value at end of period ....................    $    17.99      $    13.63      $    12.61      $     9.81
                                                         ==========      ==========      ==========      ==========

Total return ........................................         39.35%           8.67%          29.67%          (1.56)%(c)
                                                         ==========      ==========      ==========      ==========

Net assets at end of period (000's) .................    $   85,849      $   54,019      $   42,543      $   29,290
                                                         ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (b) .....          1.56%           1.51%           1.56%           1.60%(c)

Ratio of net investment income (loss) to
        average net assets ..........................         (0.01)%          0.38%          (0.05)%         (0.15)%(c)

Portfolio turnover rate .............................            52%             39%             47%             70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2000:

                                               Jamestown         Jamestown       Jamestown        Jamestown
                                                Balanced          Equity        Tax Exempt      International
                                                  Fund             Fund        Virginia Fund     Equity Fund
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 43,267,359     $ 33,535,684     $    219,563     $ 28,750,360
Gross unrealized depreciation ............      (1,801,192)        (678,779)        (398,454)      (3,375,622)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 41,466,167     $ 32,856,905     $   (178,891)    $ 25,374,738
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 86,155,436     $ 45,190,369     $ 29,189,683     $ 57,812,502
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - For the year ended March 31, 2000, The Jamestown International Equity Fund reclassed net investment losses of $124,753 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2000:

-----------------------------------------------------------------------------------------------------------------------
                                                                Jamestown      Jamestown      Jamestown      Jamestown
                                                                Balanced        Equity       Tax Exempt    International
                                                                  Fund           Fund       Virginia Fund   Equity Fund
                                                               -----------    -----------    -----------    -----------
Purchases of investment securities ........................    $67,120,366    $42,668,817    $16,647,573    $40,946,687
                                                               ===========    ===========    ===========    ===========
Proceeds from sales and maturities of investment securities    $68,488,975    $43,567,254    $11,572,325    $32,780,734
                                                               ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

$25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares and an affiliate of IFS.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2000.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Settlement       To Receive           Initial        Market        Appreciation
Date            (To Deliver)           Value          Value       (Depreciation)
--------------------------------------------------------------------------------
Contracts To Sell
   04/04/00        (167,062) EUR    $  159,628     $   159,901     $    (273)
   04/28/00         (28,509) EUR        27,283          27,326           (43)
   04/28/00        (407,731) EUR       390,198         390,820          (622)
   04/03/00          (2,847) GBP         4,513           4,542           (29)
   04/05/00         (52,032) GBP        82,522          83,005          (483)
   04/06/00         (86,970) GBP       138,308         138,742          (434)
   04/04/00      (2,744,907) SEK       317,606         317,802          (196)
   04/05/00      (2,035,385) SEK       235,155         235,674          (519)
                                    ----------     -----------     ---------
Total sell contracts                 1,355,213       1,357,812        (2,599)
                                    ----------     -----------     ---------
Contracts To Buy
   04/04/00          36,028  EUR       (34,695)        (34,483)         (212)
   04/28/00         430,521  EUR      (415,453)       (412,665)       (2,788)
   04/04/00         164,496  GBP      (261,137)       (262,419)        1,282
                                    ----------     -----------     ---------
Total buy contracts                   (711,285)       (709,567)       (1,718)
                                    ----------     -----------     ---------

Net contracts                       $  643,928     $   648,245     $  (4,317)
                                    ==========     ===========     =========
--------------------------------------------------------------------------------
EUR - Euro Dollar
GBP - British Pound Sterling
SEK - Swedish Krona

7.   FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On October 31, 1999, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1023 per share, the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.0642 per share, the Jamestown Tax Exempt Virginia Fund declared and paid a long-term capital gain distribution of $0.0090 per share and the Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.7709 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000. Additionally, on March 31, 2000, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.6810 per share and the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.8593 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 68.7%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.0%
    55,000    Interpublic Group of Companies, Inc. .............   $  2,598,750
                                                                   ------------
              COMMERCIAL BANKING-- 1.8%
    18,000    Bank of America Corporation ......................        943,875
    24,000    Fannie Mae .......................................      1,354,500
                                                                   ------------
                                                                      2,298,375
                                                                   ------------
              COMMUNICATIONS-- 4.3%
    57,000    Equifax, Inc. ....................................      1,439,250
    26,000    Lucent Technologies, Inc. ........................      1,579,500
    54,000    MCI WorldCom, Inc.(a) ............................      2,446,875
                                                                   ------------
                                                                      5,465,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 20.1%
    16,000    America Online, Inc.(a) ..........................      1,076,000
    79,000    Cisco Systems, Inc.(a) ...........................      6,107,688
    34,000    Computer Sciences Corporation(a) .................      2,690,250
    36,000    Dell Computer Corporation ........................      1,941,750
    24,000    EMC Corporation(a) ...............................      3,000,000
    34,000    Intel Corporation ................................      4,485,875
    25,000    Microsoft Corporation(a) .........................      2,656,250
    48,000    Oracle Corporation(a) ............................      3,747,000
                                                                   ------------
                                                                     25,704,813
                                                                   ------------
              CONSUMER PRODUCTS-- 7.5%
    60,000    Avon Products, Inc. ..............................      1,743,750
    16,000    General Electric Company .........................      2,483,000
    20,000    International Paper Company ......................        855,000
    42,000    Kimberly-Clark Corporation .......................      2,352,000
    60,000    Sysco Corporation ................................      2,141,250
                                                                   ------------
                                                                      9,575,000
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 6.5%
    12,000    Bristol-Myers Squibb Company .....................        693,000
    21,000    Lilly (Eli) & Company ............................      1,323,000
    33,000    Merck and Company, Inc. ..........................      2,050,125
    56,000    Schering-Plough Corporation ......................      2,058,000
    23,300    Warner-Lambert Company ...........................      2,271,750
                                                                   ------------
                                                                      8,395,875
                                                                   ------------
              ELECTRONICS-- 2.8%
    18,000    Hewlett-Packard Company ..........................      2,386,125
    31,000    Solectron Corporation(a) .........................      1,241,938
                                                                   ------------
                                                                      3,628,063
                                                                   ------------
              FINANCIAL SERVICES-- 2.5%
    33,000    Capital One Financial Corporation ................      1,581,937
    27,000    Citigroup, Inc. ..................................      1,601,437
                                                                   ------------
                                                                      3,183,374
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 68.7% (Continued)                         VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS-- 2.8%
    73,000    Tyco International Ltd. ..........................   $  3,640,875
                                                                   ------------
              INSURANCE-- 2.9%
    22,000    American International Group, Inc. ...............      2,409,000
    19,000    Jefferson-Pilot Corporation ......................      1,264,688
                                                                   ------------
                                                                      3,673,688
                                                                   ------------
              MEDIA-- 1.7%
    27,000    MediaOne Group, Inc.(a) ..........................      2,187,000
                                                                   ------------
              OIL AND GAS DRILLING-- 6.6%
    48,000    Coastal Corporation ..............................      2,208,000
    22,442    Exxon Mobil Corporation ..........................      1,746,268
    54,000    Halliburton Company ..............................      2,214,000
    42,000    Texaco, Inc. .....................................      2,252,250
                                                                   ------------
                                                                      8,420,518
                                                                   ------------
              RETAIL STORES-- 5.5%
    56,000    AutoZone, Inc.(a) ................................      1,554,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    21,000    Home Depot, Inc. .................................      1,354,500
    32,500    Target Corporation ...............................      2,429,375
                                                                   ------------
                                                                      7,164,125
                                                                   ------------
              UTILITIES - TELEPHONE-- 1.7%
    46,000    BellSouth Corporation ............................      2,162,000
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $45,243,587) ...........   $ 88,098,081
                                                                   ------------

================================================================================
     PAR
    VALUE     U.S. TREASURY OBLIGATIONS-- 6.8%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.3%
$2,040,000    6.50%, due 05/31/2001 ............................   $  2,040,326
   400,000    6.375%, due 08/15/2002 ...........................        399,000
 3,000,000    5.75%, due 08/15/2003 ............................      2,938,590
 2,615,000    7.00%, due 07/15/2006 ............................      2,702,446
                                                                   ------------
                                                                      8,080,362
                                                                   ------------
              U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.5%
   410,779    3.625%, due 07/15/2002 ...........................        409,559
   218,017    3.375%, due 01/15/2007 ...........................        209,976
                                                                   ------------
                                                                        619,535
                                                                   ------------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,900,995)    $  8,699,897
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 2.5%                VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.9%
$1,000,000    6.25%, due 07/15/2004 ............................   $    969,220
 1,500,000    6.625%, due 09/15/2009 ...........................      1,442,340
                                                                   ------------
                                                                      2,411,560
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.6%
   900,000    6.25%, due 05/15/2029 ............................        811,404
                                                                   ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,370,992) ................................   $  3,222,964
                                                                   ------------

================================================================================
     PAR
    VALUE     MORTGAGE-BACKED SECURITIES-- 1.4%                        VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 0.5%
$  475,000    Pool #1471-G, 7.00%, due 03/15/2008 ..............   $    470,692
   175,000    Pool #1655-HB, 6.50%, due 10/15/2008 .............        170,844
                                                                   ------------
                                                                        641,536

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..........        414,638
   801,181    Pool #380512, 6.15%, due 08/01/2008 ..............        747,101
                                                                   ------------
                                                                      1,161,739
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,884,575)   $  1,803,275
                                                                   ------------
================================================================================
     PAR
    VALUE     ASSET-BACKED SECURITIES-- 2.0%                           VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.8%
$   360,381   Series #97-3-A1, 6.493%, adjustable rate,
                due 04/25/2006 .................................   $    357,678
    582,316   Series #98-1-A1, 6.603%, adjustable rate,
                due 01/25/2007 .................................        579,404
                                                                   ------------
                                                                        937,082
                                                                   ------------
              OTHER ASSET-BACKED SECURITIES-- 1.2%
              California Infrastructure Trust #97-1-A3,
   700,000      6.17%, due 03/25/2003 ..........................        696,717
              Fleetwood Credit Corporation Grantor Trust #95-A-A,
   229,783      8.45%, due 11/15/2010 ..........................        231,650
              MBNA Master Credit Card Trust #98-J-A,
   500,000      5.25%, due 02/15/2006 ..........................        470,625
              NationsCredit Grantor Trust #96-1-A,
   166,596      5.85%, due 09/15/2011 ..........................        159,620
                                                                   ------------
                                                                      1,558,612
                                                                   ------------

              TOTAL ASSET-BACKED SECURITIES (Cost $2,513,600) ..   $  2,495,694
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     MUNICIPAL OBLIGATIONS-- 2.9%                             VALUE
--------------------------------------------------------------------------------
              Virginia State Housing Dev. Authority Revenue,
$2,540,000      6.50%, due 10/01/2007 ..........................   $  2,427,046
 1,400,000      6.70%, due 10/01/2008 ..........................      1,349,194
                                                                   ------------

              TOTAL MUNICIPAL OBLIGATIONS (Cost $3,907,422) ....   $  3,776,240
                                                                   ------------

================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7%                                  VALUE
--------------------------------------------------------------------------------
              Associates Corporation, N.A.,
$  675,000      5.85%, due 01/15/2001 ..........................   $    668,797
              Beneficial Corporation Medium Term Notes,
   230,000      6.35%, due 12/03/2001 ..........................        227,247
              Chrysler Financial Corporation,
 1,000,000      5.90%, due 01/26/2001 ..........................        992,540
              Coca-Cola Enterprises,
   385,000      5.75%, due 11/01/2008 ..........................        344,032
              Conoco, Inc.,
   750,000      5.90%, due 04/15/2004 ..........................        714,278
              Duke Realty L.P. Medium Term Notes,
   390,000      6.75%, due 05/30/2008 ..........................        363,024
              Enron Corporation,
   750,000      6.45%, due 11/15/2001 ..........................        738,502
              Equity Residential Properties Trust,
   875,000      6.65%, due 11/15/2003 ..........................        840,070
              Finova Capital Corporation,
 1,000,000      6.25%, due 08/15/2000 ..........................        996,690
              Ford Motor Credit Company Medium Term Notes,
   250,000      8.00%, due 06/15/2002 ..........................        252,815
   475,000      7.20%, due 06/15/2007 ..........................        463,548
              General Electric Capital Corporation,
   420,000      6.52%, due 10/08/2002 ..........................        413,986
              General Motors Acceptance Corporation Medium Term Notes,
   525,000      6.65%, due 05/24/2000 ..........................        525,336
              Goldman Sachs Group,
   950,000      6.65%, due 05/15/2009 ..........................        889,675
              GTE Northwest, Inc.,
   750,000      6.30%, due 06/01/2010 ..........................        684,082
              IBM Corporation,
   650,000      6.375%, due 06/15/2000 .........................        649,805
              International Lease Finance Corporation Medium Term Notes,
   425,000      6.42%, due 09/11/2000 ..........................        424,601
   425,000      6.55%, due 09/15/2000 ..........................        424,817
              International Paper Company,
   735,000      8.68%, due 09/14/2001 ..........................        750,082
              KeyCorp Medium Term Notes,
   675,000      6.75%, due 05/29/2001 ..........................        673,313
              Manitoba (Province of) Medium Term Notes,
   205,000      5.50%, due 10/01/2008 ..........................        183,370
              May Department Stores,
   510,000      5.95%, due 11/01/2008 ..........................        466,380

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7% (Continued)                      VALUE
--------------------------------------------------------------------------------
              Merrill Lynch & Company Medium Term Notes,
$  265,000      7.26%, due 03/25/2002 ..........................   $    261,687
              National City Corporation,
   575,000      7.20%, due 05/15/2005 ..........................        563,540
              Norwest Financial, Inc.,
   615,000      5.375%, due 09/30/2003 .........................        580,369
              Pacific Bell,
   435,000      6.625%, due 11/01/2009 .........................        408,261
              Pacific Bell Medium Term Notes,
   400,000      6.875%, due 08/15/2006 .........................        388,708
              Prologis Trust,
   225,000      7.00%, due 10/01/2003 ..........................        217,546
              Sears Roebuck Acceptance Corporation,
   465,000      6.99%, due 09/30/2002 ..........................        461,196
              TRW, Inc.,
   245,000      6.25%, due 01/15/2010 ..........................        215,081
              Union Camp Corporation,
   475,000      6.50%, due 11/15/2007 ..........................        444,120
              U.S. WEST Capital Funding, Inc. Medium Term Notes,
   615,000      6.375%, due 07/15/2008 .........................        568,198
              Worldcom, Inc.,
   772,000      6.125%, due 08/15/2001 .........................        760,242
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $18,216,999) .........   $ 17,555,938
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.5%                                     VALUE
--------------------------------------------------------------------------------
 1,969,514    Firstar Stellar Treasury Fund (Cost $1,969,514) ..   $  1,969,514
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
              (Cost $86,007,684) ...............................   $127,621,603

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....        579,482
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $128,201,085
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.9%
    48,000    Interpublic Group of Companies, Inc. .............   $  2,268,000
                                                                   ------------
              COMMERCIAL BANKING-- 2.5%
    15,000    Bank of America Corporation ......................        786,562
    17,000    Fannie Mae .......................................        959,437
     4,000    Freddie Mac ......................................        176,750
                                                                   ------------
                                                                      1,922,749
                                                                   ------------
              COMMUNICATIONS-- 6.3%
    50,000    Equifax, Inc. ....................................      1,262,500
    24,000    Lucent Technologies, Inc. ........................      1,458,000
    47,500    MCI WorldCom, Inc.(a) ............................      2,152,344
                                                                   ------------
                                                                      4,872,844
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 28.0%
    14,000    America Online, Inc.(a) ..........................        941,500
    60,000    Cisco Systems, Inc.(a) ...........................      4,638,750
    30,000    Computer Sciences Corporation(a) .................      2,373,750
    32,000    Dell Computer Corporation(a) .....................      1,726,000
    21,000    EMC Corporation(a) ...............................      2,625,000
    30,000    Intel Corporation ................................      3,958,125
    23,000    Microsoft Corporation(a) .........................      2,443,750
    40,000    Oracle Corp.(a) ..................................      3,122,500
                                                                   ------------
                                                                     21,829,375
                                                                   ------------
              CONSUMER PRODUCTS-- 11.0%
    52,000    Avon Products, Inc. ..............................      1,511,250
    14,000    General Electric Company .........................      2,172,625
    19,000    International Paper Company ......................        897,750
    37,000    Kimberly-Clark Corporation .......................      2,072,000
    53,000    SYSCO Corporation ................................      1,891,438
                                                                   ------------
                                                                      8,545,063
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 9.5%
    11,000    Bristol-Myers Squibb Company .....................        635,250
    18,000    Lilly (Eli) & Company ............................      1,134,000
    29,000    Merck & Co., Inc. ................................      1,801,625
    49,000    Schering-Plough Corporation ......................      1,800,750
    20,600    Warner-Lambert Company ...........................      2,008,500
                                                                   ------------
                                                                      7,380,125
                                                                   ------------
              ELECTRONICS-- 4.1%
    16,000    Hewlett-Packard Company ..........................      2,121,000
    27,000    Solectron Corporation(a) .........................      1,081,688
                                                                   ------------
                                                                      3,202,688
                                                                   ------------
              FINANCIAL SERVICES-- 3.6%
    30,000    Capital One Financial Corporation ................      1,438,125
    23,250    Citigroup, Inc. ..................................      1,379,016
                                                                   ------------
                                                                      2,817,141
                                                                   ------------
              FIRE SYSTEMS-- 4.3%
    67,000    Tyco International, Ltd. .........................      3,341,625
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              INSURANCE-- 4.5%
    19,000    American International Group, Inc. ...............   $  2,080,500
    21,000    Jefferson-Pilot Corporation ......................      1,397,812
                                                                   ------------
                                                                      3,478,312
                                                                   ------------
              MEDIA-- 2.5%
    24,000    MediaOne Group, Inc.(a) ..........................      1,944,000
                                                                   ------------
              OIL AND GAS DRILLING --  9.6%
    43,000    Coastal Corporation ..............................      1,978,000
    19,802    Exxon Mobil Corporation ..........................      1,540,843
    49,000    Halliburton Company ..............................      2,009,000
    37,000    Texaco, Inc. .....................................      1,984,125
                                                                   ------------
                                                                      7,511,968
                                                                   ------------
              RETAIL STORES-- 7.8%
    50,000    AutoZone, Inc.(a) ................................      1,387,500
    23,000    Circuit City Stores - Circuit City Group .........      1,400,125
    18,000    Home Depot, Inc. .................................      1,161,000
    28,500    Target Corporation ...............................      2,130,375
                                                                   ------------
                                                                      6,079,000
                                                                   ------------
              UTILITIES - TELEPHONE-- 2.4%
    40,000    Bell South Corporation ...........................      1,880,000
                                                                   ------------

              TOTAL COMMON STOCKS-- 99.0% (Cost $44,105,732) ...   $ 77,072,890
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.3%                                     VALUE
--------------------------------------------------------------------------------
   974,384    Firstar Stellar Treasury Fund (Cost $974,384) ....   $    974,384
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.3%
              (Cost $45,080,116) ...............................   $ 78,047,274

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%) ...       (238,545)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,808,729
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS-- 98.5%                            VALUE
--------------------------------------------------------------------------------
              Albemarle Co., Virginia, Industrial
                Dev. Authority, Revenue,
$  750,000      3.90%, floating rate, due 10/01/2022 ...........   $    750,000
              Chesterfield Co., Virginia, GO,
   350,000      6.25%, due 07/15/2005,
                  partially prerefunded 07/15/2001 .............        364,063
   750,000      4.00%, due 01/01/2006 ..........................        701,812
              Fairfax Co., Virginia, GO,
   210,000      5.60%, due 05/01/2003 ..........................        212,337
   600,000      5.00%, due 06/01/2014 ..........................        578,706
              Fairfax Co., Virginia, Park Authority, Revenue,
   300,000      6.25%, due 07/15/2005 ..........................        312,687
              Greater Richmond, Virginia, Convention
                Center Authority, Revenue,
   550,000      5.50%, due 06/15/2008 ..........................        560,494
              Hampton, Virginia, GO,
 1,000,000      5.50%, due 02/01/2012 ..........................      1,029,750
              Hanover Co., Virginia, Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 08/15/2009 ..........................      1,100,860
   225,000      6.25%, due 10/01/2011 ..........................        233,543
              Henrico Co., Virginia, Economic Dev.
                Authority, Revenue,
 1,000,000      5.50%, due 11/01/2008 ..........................      1,030,980
              Henrico Co., Virginia, Water and Sewer, Revenue,
   500,000      4.625%, due 05/01/2017 .........................        441,030
              James City Co., Virginia, GO,
   500,000      5.25%, due 12/15/2015 ..........................        492,605
              Loudoun Co., Virginia, GO,
 1,000,000      4.50%, due 12/01/2002 ..........................        997,710
              Lynchburg, Virginia, GO,
   500,000      5.30%, due 05/01/2014 ..........................        499,090
              Medical College of Virginia Hospitals
                Authority, Revenue,
   700,000      5.00%, due 07/01/2013 ..........................        673,043
              Norfolk, Virginia,  Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 06/01/2021, prerefunded 06/01/2001 ..      1,042,830
              Norfolk, Virginia, GO,
   500,000      5.25%, due 06/01/2008 ..........................        504,460
   300,000      5.75%, due 06/01/2011 ..........................        310,665
              Petersburg, Virginia, GO,
   500,000      5.125%, due 01/15/2013 .........................        492,820
              Pocahontas Parkway Assoc., Virginia
                Toll Road, Revenue,
   900,000      5.00%, due 08/15/2005 ..........................        865,107
              Portsmouth, Virginia, GO,
   800,000      5.00%, due 08/01/2017 ..........................        748,816
              Prince William Co., Virginia, Park
                Authority, Revenue,
   250,000      6.10%, due 10/15/2004 ..........................        261,658
              Prince William Co., Virginia, Service
                Authority Water & Sewer, Revenue,
   500,000      5.00%, due 07/01/2003 ..........................        504,285
              Richmond, Virginia, GO,
   400,000      6.25%, due 01/15/2018 ..........................        407,412
              Richmond, Virginia, Metropolitan Authority,
                Expressway, Revenue,
   500,000      6.05%, due 07/15/2005 ..........................        520,880

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS -- 98.5% (Continued)               VALUE
--------------------------------------------------------------------------------
              Richmond, Virginia, Redev. & Housing
                Authority, Revenue,
$  500,000      5.00%, due 03/01/2018 ..........................   $    444,530
 1,000,000      3.95%, floating rate, due 04/01/2029 ...........      1,000,000
              Roanoke, Virginia, GO,
   300,000      6.40%, due 08/01/2012, prerefunded 08/01/2001 ..        315,168
 1,000,000      5.00%, due 08/01/2009 ..........................        997,720
              Roanoke, Virginia, Industrial Dev.
                Authority, Hospital, Revenue,
   250,000      3.85%, floating rate, due 07/01/2019 ...........        250,000
              Spotsylvania Co., Virginia, GO,
   400,000      5.75%, due 07/15/2011, prerefunded 07/15/2002 ..        415,812
              Suffolk, Virginia, GO,
   350,000      5.80%, due 06/01/2011 ..........................        366,884
              University of Virginia, Revenue,
 1,000,000      5.25%, due 06/01/2012 ..........................      1,004,120
              Upper Occoquan, Virginia, Sewer
                Authority, Revenue,
   700,000      5.00% due 07/01/2015 ...........................        663,432
              Virginia Beach, Virginia, GO,
 1,000,000      5.25%, due 08/01/2010 ..........................      1,015,070
   325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004 ..        347,500
              Virginia College Building Authority,
                Educational Facilities, Revenue,
   750,000      4.25%, due 02/01/2001 ..........................        750,585
              Virginia State Housing Dev. Authority,
                Commonwealth Mortgages, Revenue,
 1,000,000      6.05%, due 01/01/2013 ..........................      1,027,490
              Virginia State Housing Dev. Authority,
                Multi-Family, Revenue,
   150,000      6.60%, due 11/01/2012 ..........................        157,032
   150,000      6.30%, due 11/01/2015 ..........................        154,472
              Virginia State Public Building Authority, Revenue,
   500,000      6.00%, due 08/01/2003 ..........................        513,695
              Virginia State Public School Authority, Revenue,
 1,000,000      5.25%, due 08/01/2009 ..........................      1,019,140
              Virginia State Resource Authority, Solid
                Waste Disposal System, Revenue,
   500,000      5.50%, due 04/01/2015 ..........................        495,470
              Virginia State Transportation Board, Revenue,
   350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004 ..        370,958
              Virginia State, GO,
 1,000,000      5.375%, due 06/01/2003 .........................      1,021,050
              Winchester, Virginia, I20ndustrial Dev. Authority,
                Educational Facilities, Revenue,
   500,000      5.00%, due 10/01/2018 ..........................        460,305
              York Co., Virginia, Certificates of
                Participation, Revenue,
   250,000      6.625%, due 03/01/2012 .........................        256,860
                                                                   ------------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS-- 98.5% (Cost $28,863,827)   $ 28,684,936
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    MONEY MARKETS-- 1.1%                                     VALUE
--------------------------------------------------------------------------------
   325,856    Firstar Tax-Free Fund (Cost $325,856) ............   $    325,856
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.6%
              (Cost $29,189,683) ...............................   $ 29,010,792

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% .....        127,451
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 29,138,243
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 96.9%                                    VALUE
--------------------------------------------------------------------------------
              BRAZIL-- 0.9%
    31,333    Embratel Participacoes SA ........................   $    802,908
                                                                   ------------
              CANADA-- 3.9%
    16,600    BCE, Inc. ........................................      2,069,569
    21,200    The Seagram Company Ltd. .........................      1,257,281
                                                                   ------------
                                                                      3,326,850
                                                                   ------------
              FRANCE-- 8.6%
    17,216    Aventis SA .......................................        942,312
     5,760    Carrefour SA .....................................        738,023
    27,453    Rhodia SA ........................................        491,245
     8,970    Suez Lyonnaise des Eaux ..........................      1,541,577
     6,613    Total Fina Elf ...................................        990,329
     9,369    Valeo SA .........................................        461,259
    18,676    Vivendi ..........................................      2,153,463
                                                                   ------------
                                                                      7,318,208
                                                                   ------------
              GERMANY-- 14.2%
    17,772    Aventis SA .......................................        935,331
    39,136    Bayerische Motoren Werke (BMW) AG ................      1,233,952
    18,498    Dresdner Bank AG .................................        759,362
    13,471    Mannesmann AG ....................................      4,305,394
    29,770    Metallgesellschaft AG ............................        554,070
     2,571    SAP AG ...........................................      1,851,293
    10,490    Siemens AG .......................................      1,510,701
       395    United Internet AG ...............................        113,393
    18,346    Veba AG ..........................................        937,452
                                                                   ------------
                                                                     12,200,948
                                                                   ------------
              GREECE-- 0.5%
    14,200    Hellenic Telecommunications Organization SA (OTE)         404,311
                                                                   ------------
              HONG KONG-- 3.6%
   166,000    China Telecom (Hong Kong) Ltd. ...................      1,455,018
    91,000    Hutchison Whampoa Ltd. ...........................      1,642,009
                                                                   ------------
                                                                      3,097,027
                                                                   ------------
              HUNGARY-- 0.2%
     2,020    Richter Gedeon Ltd. - GDR ........................        132,816
                                                                   ------------
              ITALY-- 5.9%
   330,623    Banca Nazionale del Lavoro (BNL)(a) ..............      1,126,288
   156,522    Credito Italiano SpA .............................        623,068
   102,006    Mediaset SpA .....................................      2,026,374
   106,116    Telecom Italia SpA ...............................      1,301,774
                                                                   ------------
                                                                      5,077,504
                                                                   ------------
              JAPAN-- 26.8%
              161,000 Fuji Bank Ltd. ...........................      1,514,795
    36,000    Fujitsu Ltd. .....................................      1,105,640
    26,000    Kao Corporation ..................................        795,983
     5,400    Matsushita Communication Industrial Co., Ltd. ....        995,076
    11,000    Murata Manufacturing Company Ltd. ................      2,675,864

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              JAPAN-- 26.8% (Continued)
    72,000    Nikko Securities Company Ltd. ....................   $  1,090,898
        84    Nippon Telegraph and Telephone Corporation .......      1,334,958
    27,000    Nomura Securities Company Ltd. ...................        881,880
       103    NTT Mobile Communication Network, Inc. ...........      4,227,856
    16,000    Pioneer Corporation ..............................        453,956
     6,300    Rohm Company .....................................      2,192,853
   201,000    Sakura Bank Ltd. .................................      1,530,551
    45,000    Sanwa Bank Ltd. ..................................        468,581
     2,080    Shohkoh Fund & Company Ltd. ......................        302,169
       400    Softbank Corporation .............................        410,046
     6,000    Taisho Pharmaceutical Co., Ltd. ..................        207,088
    23,000    Takeda Chemical Industries .......................      1,637,011
     4,500    Takefugi Corporation .............................        482,621
    13,000    Yamanouchi Pharmaceutical Company Ltd. ...........        712,329
                                                                   ------------
                                                                     23,020,155
                                                                   ------------
              KOREA-- 1.4%
    12,290    Korea Telecom Corporation - ADR ..................        537,688
    17,586    SK Telecom Co., Ltd. .............................        685,843
                                                                   ------------
                                                                      1,223,531
                                                                   ------------
              MEXICO-- 0.9%
    11,734    Telefonos de Mexico SA ...........................        786,178
                                                                   ------------
              NETHERLANDS-- 11.2%
    12,158    Gucci Group NV - ADR .............................      1,081,302
    10,333    ING Groep NV .....................................        559,641
    30,609    KPN NV ...........................................      3,504,519
     6,581    KPNQwest NV ......................................        350,133
     5,058    Laurus NV ........................................         53,235
     6,848    Philips Electronics NV ...........................      1,150,681
    19,280    Vendex International NV ..........................        317,323
    38,996    VNU NV ...........................................      2,296,755
    12,845    World Online International NV ....................        287,004
                                                                   ------------
                                                                      9,600,593
                                                                   ------------
              SINGAPORE-- 1.0%
    66,000    DBS Group Holdings Ltd. ..........................        872,026
                                                                   ------------
              SPAIN-- 1.7%
    59,313    Telefonica SA ....................................      1,498,375
                                                                   ------------
              SWEDEN-- 1.9%
    18,716    Telefonaktiebolaget LM Ericsson AB ...............      1,644,149
                                                                   ------------
              SWITZERLAND-- 2.0%
     2,203    Clariant AG ......................................        829,421
       668    Novartis AG ......................................        913,594
                                                                   ------------
                                                                      1,743,015
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM-- 12.2%
    29,082    Astra Zeneca Group PLC ...........................   $  1,173,317
   248,780    British Aerospace PLC ............................      1,397,013
    78,869    Cable & Wireless PLC .............................      1,480,898
   108,355    Diageo PLC .......................................        827,129
     7,490    Energis PLC ......................................        349,861
    53,231    Glaxo Wellcome PLC ...............................      1,522,605
    47,968    Railtrack Group PLC ..............................        560,534
   160,613    Reed International PLC ...........................      1,175,436
   168,537    Somerfield PLC ...................................        149,221
    97,780    Telewest Communications PLC ......................        751,084
   188,599    Vodafone Group PLC ...............................      1,051,548
                                                                   ------------
                                                                     10,438,646
                                                                   ------------

              TOTAL COMMON STOCKS-- 96.9% (Cost $57,812,502) ...   $ 83,187,240

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.1% .....      2,662,040
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 85,849,280
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2000


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT OBJECTIVE AND POLICIES............................................  2
DESCRIPTION OF BOND RATINGS..................................................  8
INVESTMENT LIMITATIONS....................................................... 11
TRUSTEES AND OFFICERS........................................................ 13
INVESTMENT ADVISER........................................................... 16
SUB-ADVISOR.................................................................. 17
ADMINISTRATOR................................................................ 18
DISTRIBUTOR.................................................................. 19
OTHER SERVICES............................................................... 19
BROKERAGE.................................................................... 20
SPECIAL SHAREHOLDER SERVICES................................................. 20
PURCHASE OF SHARES........................................................... 22
REDEMPTION OF SHARES......................................................... 23
NET ASSET VALUE DETERMINATION................................................ 23
ALLOCATION OF TRUST EXPENSES................................................. 23
ADDITIONAL TAX INFORMATION................................................... 24
CAPITAL SHARES AND VOTING.................................................... 26
CALCULATION OF PERFORMANCE DATA.............................................. 27
FINANCIAL STATEMENTS AND REPORTS............................................. 29

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown International Equity Fund (the "Fund") dated August 1, 2000. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The

Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objective, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:


Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103

J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)

                                       13

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173


Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio


                                       14


Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230



                                       15

Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219
-----------------------------

** Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.


Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San
Francisco, California 94104 owned of record 16.68% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISER


Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio Adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2000, 1999 and 1998, the Fund paid the Adviser advisory fees of $660,974, $464,912 and $355,460, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, LLC (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own approximately an 89% interest in Oechsle Group, LLC:
Walter Oechsle, S. Dewey Keesler, Jr.,

L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, and Warren Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. Fleet Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2000, 1999 and 1998 was $330,487, $232,456 and $177,730, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR


The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.23% of the average value of its daily net assets up to $25,000,000, 0.205% of such assets from $25,000,000 to $50,000,000 and 0.18% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received from the Fund fees of $147,384, $110,789 and $86,293, respectively.


                                   DISTRIBUTOR


IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Fund pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment. Tina D. Hosking is an officer of both the Trust and the Distributor.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to prepare the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions. The Sub-Advisor may effect Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisers or any interested person of such persons.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Fund was $158,247, $95,588 and $100,229, respectively.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.


CODE OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354


PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the

Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES


The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


There is currently no charge by the Administrator for redemptions, including wire redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING


The Fund is a series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2000, and for the period since inception (April 16, 1996) to March 31, 2000 are 39.35% and 18.12%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 2000

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 19, 2000
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2000.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2000, the Jamestown Balanced Fund produced a total return of 15.9% compared to the Lipper Balanced Index of 10.4%. The equity market was strong over the past twelve months, but volatility increased to historic highs as the market struggled between excellent corporate profit growth and rising interest rates. Technology stocks continued as the driving force behind the market advance with a 78.2% return over the past year. The Federal Reserve raised the Federal Funds rate five times during the past twelve months, and the Lehman Intermediate Bond Index only rose 2.1%.

The Jamestown Balanced Fund returned 18.2% on an annualized basis for the three years ended March 31, 2000, comparing favorably to the 15.6% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 17.8% versus 15.7% for the comparable Lipper Balanced Index.

The Fund grew in size to over $128 million in total net assets with 279 shareholders as of March 31, 2000.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2000, the Jamestown Equity Fund had a total return of 24.0%, outperforming the 19.3% return for the Lipper Large Cap Core Index and the 17.9% return for the S&P 500 Index. Over the twelve months, the equity market was driven by the 78.2% return generated by technology stocks. Capital Goods stocks slightly outpaced the S&P 500 with a gain of 19.2%, but all of the remaining major sectors underperformed the S&P 500. Despite very strong corporate earnings growth, the market became increasingly concerned about the Federal Reserve's desire to slow the economy by raising interest rates and volatility increased significantly.

The Jamestown Equity Fund returned 24.5% on an annualized basis for the three years ended March 31, 2000, versus 26.5% for the Lipper Large Cap Core Index. For the five year period, the Fund returned 23.3% as compared to 24.5% for the Index.

The Fund grew in size to over $77 million in total net assets with 361 shareholders as of March 31, 2000.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2000, the Jamestown Tax Exempt Virginia Fund had a total return of 0.1%, compared to -0.2% for the Lipper Intermediate Municipal Fund Index and -0.1% for the Lehman Municipal Bond Index. Yields rose and prices dropped on municipal bonds as the Federal Reserve decided to raise the federal funds rate by 25 basis points five times over the past twelve months. As of March 31, 2000, this benchmark rate stood at 6.0%.

Some key characteristics of the Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .............     7.6 years
        Average Effective Duration .............     5.9 years
        Average Weighted Coupon ................     5.31%
        SEC Yield ..............................     4.43%
        Average Credit Quality .................     AA

The Jamestown Tax Exempt Virginia Fund returned 4.3% on an annualized basis for the three years ended March 31, 2000, versus 4.4% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, the Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.7%, as to compared to the 4.9% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund grew in size to over $29 million in total net assets with 79 shareholders as of March 31, 2000.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2000, the Jamestown International Equity Fund had a total return of 39.4%. This return compares favorably with the 36.9% return generated by the Lipper International Index and the 25.1% return of the Morgan Stanley EAFE Index. The period was characterized by a strong rebound in Japan and other Asian markets after the financial and economic crisis of late 1998. Most European markets lagged the Asian markets after several years of strong outperformance.

Throughout the year, the Fund benefited from a heavy weighting in telecommunication and technology companies. As was the case in domestic markets, shares of companies in the telecommunications and technology fields led the markets higher around the globe. Foreign markets also benefited from a strong economic rebound after the currency induced problems of 1998.

For the three years ended March 31, 2000, the Jamestown International Equity Fund returned 25.2% on an annualized basis, versus 17.8% for the comparable Lipper Index and 16.3% for the EAFE Index.

The Fund grew in size to over $85 million in total net assets with 292 shareholders as of March 31, 2000.

Thank you for your continued confidence in The Jamestown Funds.

                                   Sincerely,

                                   /s/ Austin Brockenbrough, III

                                   Austin Brockenbrough, III
                                   President
                                   Jamestown Tax Exempt Virginia Fund
                                   Jamestown International Equity Fund

                                   /s/ Henry C. Spalding, Jr.

                                   Henry C. Spalding, Jr.
                                   President
                                   Jamestown Balanced Fund
                                   Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Balanced Fund                                 $33,922
Standard & Poor's 500 Index                                 $60,176
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      15.90%     17.88%         13.12%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Equity Fund                                   $32,944
Standard & Poor's 500 Index                                 $40,543
Consumer Price Index                                        $11,971
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      24.04%     23.30%         17.64%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/00
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,066
Lipper Intermediate Municipal Fund Index                    $12,619
Lehman Municipal Bond Index                                 $13,980
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       0.04%     4.74%          4.14%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/00
                                                             ------
The Jamestown International Equity Fund                     $19,478
Morgan Stanley EAFE Index                                   $15,517
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                           39.35%          18.12%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================================================================
                                                                                                    Jamestown        Jamestown
                                                                  Jamestown        Jamestown        Tax Exempt     International
                                                                   Balanced          Equity          Virginia          Equity
                                                                     Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
        Investments in securities:
                At acquisition cost ........................    $  86,007,684     $ 45,080,116     $ 29,189,683     $ 57,812,502
                                                                =============     ============     ============     ============
                At value (Note 1) ..........................    $ 127,621,603     $ 78,047,274     $ 29,010,792     $ 83,187,240
        Cash denominated in foreign currency (Note 5) ......               --               --               --        1,014,108
        Dividends receivable ...............................           40,485           33,484              854          228,963
        Interest receivable ................................          666,120               --          384,475            7,913
        Receivable for securities sold .....................               --               --          509,208        1,357,060
        Receivable for capital shares sold .................          369,902            3,000          400,000        3,000,244
        Receivable from Administrator ......................               --               --               --           38,875
        Other assets .......................................           11,555           24,227            2,067           29,543
                                                                -------------     ------------     ------------     ------------
                TOTAL ASSETS ...............................      128,709,665       78,107,985       30,307,396       88,863,946
                                                                -------------     ------------     ------------     ------------
LIABILITIES
        Bank overdraft .....................................               --               --               --          580,501
        Dividends payable ..................................           33,332            2,241           27,341               --
        Distributions payable ..............................          168,989          218,819               --               --
        Payable for securities purchased ...................               --               --        1,102,938        1,722,859
        Payable for capital shares redeemed ................          214,418           26,871           22,605          591,465
        Accrued investment advisory fees (Note 3) ..........           67,684           40,582            9,671           73,087
        Accrued administration fees (Note 3) ...............           16,910           10,743            3,565           12,390
        Net unrealized depreciation on forward foreign
                currency exchange contracts (Note 6) .......               --               --               --            4,317
        Other accrued expenses and liabilities .............            7,247               --            3,033           30,047
                                                                -------------     ------------     ------------     ------------
                TOTAL LIABILITIES ..........................          508,580          299,256        1,169,153        3,014,666
                                                                -------------     ------------     ------------     ------------
NET ASSETS .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Net assets consist of:
        Paid-in capital ....................................    $  86,734,918     $ 44,951,824     $ 29,590,313     $ 54,126,327
        Accumulated net realized gains (losses) from
                security and foreign currency transactions .               --               --         (273,179)       6,391,613
        Distributions in excess of net realized gains ......         (147,752)        (110,253)              --               --
        Net unrealized appreciation (depreciation)
                on investments .............................       41,613,919       32,967,158         (178,891)      25,374,738
        Net unrealized depreciation on translation of
                assets and liabilities in foreign currencies               --               --               --          (43,398)
                                                                -------------     ------------     ------------     ------------
Net assets .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) .........        6,466,082        2,990,536        2,975,269        4,772,780
                                                                =============     ============     ============     ============
Net asset value, offering price and redemption
        price per share (Note 1) ...........................    $       19.83     $      26.02     $       9.79     $      17.99
                                                                =============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
=================================================================================================================================
                                                                                                     Jamestown        Jamestown
                                                                   Jamestown        Jamestown        Tax Exempt     International
                                                                    Balanced          Equity          Virginia          Equity
                                                                      Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Dividends ............................................    $    633,703     $    526,930     $  1,349,019     $    944,370
        Foreign withholding taxes on dividends ...............              --               --               --         (108,753)
        Interest .............................................       2,523,311          155,258           17,785          109,668
                                                                  ------------     ------------     ------------     ------------
                TOTAL INVESTMENT INCOME ......................       3,157,014          682,188        1,366,804          945,285
                                                                  ------------     ------------     ------------     ------------
EXPENSES
        Investment advisory fees (Note 3) ....................         759,276          436,091          110,838          660,974
        Administration fees (Note 3) .........................         193,587          119,167           41,496          147,384
        Custodian fees .......................................          14,992            8,496            4,362           82,536
        Registration fees ....................................          17,081           15,218            1,871           17,976
        Professional fees ....................................          13,945            8,326            8,326           11,946
        Pricing costs ........................................          10,220              777            7,969            9,481
        Trustees' fees and expenses ..........................           8,464            8,464            8,464            8,464
        Printing of shareholder reports ......................           5,858            6,419            3,694            5,344
        Other expenses .......................................           5,157            5,928            2,378            9,137
                                                                  ------------     ------------     ------------     ------------
                TOTAL EXPENSES ...............................       1,028,580          608,886          189,398          953,242
        Expenses reimbursed through a directed
                brokerage arrangement (Note 4) ...............         (24,000)         (18,000)              --               --
                                                                  ------------     ------------     ------------     ------------
                NET EXPENSES .................................       1,004,580          590,886          189,398          953,242
                                                                  ------------     ------------     ------------     ------------

NET INVESTMENT INCOME  (LOSS) ................................       2,152,434           91,302        1,177,406           (7,957)
                                                                  ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
        Net realized gains (losses) from:
                Security transactions ........................       4,813,070        2,953,963         (273,179)       9,161,355
                Foreign currency transactions ................              --               --               --           59,241
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................      10,736,573       12,102,255         (842,700)      13,892,377
                Foreign currency translation .................              --               --               --          (48,490)
                                                                  ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
        GAINS (LOSSES) ON INVESTMENTS
        AND FOREIGN CURRENCIES ...............................      15,549,643       15,056,218       (1,115,879)      23,064,483
                                                                  ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS
        FROM OPERATIONS ......................................    $ 17,702,077     $ 15,147,520     $     61,527     $ 23,056,526
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================
                                                                         Jamestown                          Jamestown
                                                                       Balanced Fund                       Equity Fund
                                                              -------------------------------     -----------------------------
                                                                  Year              Year              Year             Year
                                                                 Ended             Ended             Ended            Ended
                                                                March 31,         March 31,         March 31,        March 31,
                                                                  2000              1999              2000             1999
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income ............................    $   2,152,434     $   2,044,580     $     91,302     $    194,305
        Net realized gains (losses) from
                security transactions ....................        4,813,070         1,234,403        2,953,963         (369,569)
        Net change in unrealized appreciation/depreciation
                on investments ...........................       10,736,573         4,507,324       12,102,255        5,043,678
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from operations ...............       17,702,077         7,786,307       15,147,520        4,868,414
                                                              -------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income .......................       (2,152,434)       (2,047,558)         (91,302)        (198,327)
        From net realized gains from security transactions       (4,880,959)       (1,302,068)      (2,680,161)              --
                                                              -------------     -------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ..................................       (7,033,393)       (3,349,626)      (2,771,463)        (198,327)
                                                              -------------     -------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ........................        8,830,494        13,392,101        8,147,118       11,342,221
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .........        6,724,517         3,140,088        2,521,395          171,755
        Payments for shares redeemed .....................      (10,826,415)       (9,573,352)      (8,651,809)      (4,982,200)
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from capital share
         transactions ....................................        4,728,596         6,958,837        2,016,704        6,531,776
                                                              -------------     -------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       15,397,280        11,395,518       14,392,761       11,201,863

NET ASSETS
        Beginning of year ................................      112,803,805       101,408,287       63,415,968       52,214,105
                                                              -------------     -------------     ------------     ------------
        End of year ......................................    $ 128,201,085     $ 112,803,805     $ 77,808,729     $ 63,415,968
                                                              =============     =============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .............................................          472,789           766,478          349,898          565,307
        Reinvested .......................................          346,587           178,274           98,084            8,737
        Redeemed .........................................         (579,486)         (554,334)        (372,354)        (248,873)
                                                              -------------     -------------     ------------     ------------
        Net increase in shares outstanding ...............          239,890           390,418           75,628          325,171
        Shares outstanding, beginning of year ............        6,226,192         5,835,774        2,914,908        2,589,737
                                                              -------------     -------------     ------------     ------------
        Shares outstanding, end of year ..................        6,466,082         6,226,192        2,990,536        2,914,908
                                                              =============     =============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      Jamestown Tax Exempt                   Jamestown
                                                                          Virginia Fund               International Equity Fund
                                                                  -----------------------------     -----------------------------
                                                                      Year             Year             Year             Year
                                                                     Ended            Ended            Ended            Ended
                                                                    March 31,        March 31,        March 31,        March 31,
                                                                      2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income (loss) .........................    $  1,177,406     $    886,964     $     (7,957)    $    178,500
        Net realized gains (losses) from:
                Security transactions ........................        (273,179)          36,651        9,161,355        2,205,161
                Foreign currency transactions ................              --               --           59,241          (56,520)
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................        (842,700)          81,607       13,892,377        1,511,375
                Foreign currency translation .................              --               --          (48,490)        (120,768)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................          61,527        1,005,222       23,056,526        3,717,748
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ...........................      (1,177,406)        (886,964)        (176,037)        (238,226)
        From net realized gains from security transactions ...         (26,368)         (11,065)      (3,331,220)              --
                                                                  ------------     ------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ......................................      (1,203,774)        (898,029)      (3,507,257)        (238,226)
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ............................       8,385,959        8,922,497       90,812,642        9,046,185
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .............         782,744          487,854        3,459,170          231,344
        Payments for shares redeemed .........................      (4,514,008)      (2,104,477)     (81,991,058)      (1,280,438)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from
        capital share transactions ...........................       4,654,695        7,305,874       12,280,754        7,997,091
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .................................       3,512,448        7,413,067       31,830,023       11,476,613

NET ASSETS
        Beginning of year ....................................      25,625,795       18,212,728       54,019,257       42,542,644
                                                                  ------------     ------------     ------------     ------------
        End of year ..........................................    $ 29,138,243     $ 25,625,795     $ 85,849,280     $ 54,019,257
                                                                  ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .................................................         851,453          871,702        5,427,637          673,952
        Reinvested ...........................................          79,693           47,603          230,579           17,619
        Redeemed .............................................        (462,080)        (206,362)      (4,847,275)        (102,274)
                                                                  ------------     ------------     ------------     ------------
        Net increase in shares outstanding ...................         469,066          712,943          810,941          589,297
        Shares outstanding, beginning of year ................       2,506,203        1,793,260        3,961,839        3,372,542
                                                                  ------------     ------------     ------------     ------------
        Shares outstanding, end of year ......................       2,975,269        2,506,203        4,772,780        3,961,839
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    18.12      $    17.38      $    15.17      $    14.77      $    12.76
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
        Net investment income ......................          0.35            0.34            0.37            0.35            0.36
        Net realized and unrealized gains
                on investments .....................          2.49            0.95            4.31            1.45            2.50
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          2.84            1.29            4.68            1.80            2.86
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.35)          (0.34)          (0.37)          (0.35)          (0.36)
        Distributions from net realized gains ......         (0.78)          (0.21)          (2.10)          (1.05)          (0.49)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (1.13)          (0.55)          (2.47)          (1.40)          (0.85)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         15.90%           7.56%          32.42%          12.29%          22.79%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  128,201      $  112,804      $  101,408      $   70,654      $   61,576
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......          0.88%           0.88%           0.90%           0.91%           0.93%

Ratio of net expenses to average net assets (a) ....          0.86%           0.86%           0.87%           0.87%           0.88%

Ratio of net investment income to average net assets          1.85%           1.95%           2.21%           2.31%           2.52%

Portfolio turnover rate ............................            62%             69%             90%             58%             72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended March 31,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................    $    21.76     $    20.16     $    15.66     $    13.96     $    11.29
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
        Net investment income ..........................          0.03           0.07           0.11           0.13           0.15
        Net realized and unrealized gains on investments          5.18           1.60           6.47           2.00           2.98
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .......................          5.21           1.67           6.58           2.13           3.13
                                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
        Dividends from net investment income ...........         (0.03)         (0.07)         (0.11)         (0.13)         (0.15)
        Distributions from net realized gains ..........         (0.92)            --          (1.97)         (0.30)         (0.31)
                                                            ----------     ----------     ----------     ----------     ----------
Total distributions ....................................         (0.95)         (0.07)         (2.08)         (0.43)         (0.46)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .........................    $    26.02     $    21.76     $    20.16     $    15.66     $    13.96
                                                            ==========     ==========     ==========     ==========     ==========

Total return ...........................................         24.04%          8.33%         43.74%         15.27%         28.00%
                                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ......................    $   77,809     $   63,416     $   52,214     $   31,180     $   17,857
                                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets ..........          0.91%          0.92%          0.93%          0.98%          1.14%

Ratio of net expenses to average net assets(a) .........          0.88%          0.89%          0.90%          0.92%          1.01%

Ratio of net investment income to average net assets ...          0.14%          0.35%          0.60%          0.85%          1.27%

Portfolio turnover rate ................................            67%            66%            59%            44%            54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    10.22      $    10.16      $     9.83      $     9.85      $     9.68
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income ......................          0.42            0.43            0.44            0.45            0.45
        Net realized and unrealized gains (losses)
                on investments .....................         (0.42)           0.07            0.33           (0.02)           0.17
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.00            0.50            0.77            0.43            0.62
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.42)          (0.43)          (0.44)          (0.45)          (0.45)
        Distributions from net realized gains ......         (0.01)          (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.44)          (0.44)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................          0.04%           4.92%           8.00%           4.39%           6.51%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   29,138      $   25,626      $   18,213      $   11,197      $    8,779
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a) ....          0.69%           0.73%           0.75%           0.75%           0.75%

Ratio of net investment income to average net assets          4.27%           4.17%           4.40%           4.51%           4.57%

Portfolio turnover rate ............................            47%             31%             33%             24%             14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------
                                                            Year            Year            Year          Period
                                                           Ended           Ended           Ended           Ended
                                                          March 31,       March 31,       March 31,      March 31,
                                                            2000            1999            1998          1997(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $    13.63      $    12.61      $     9.81      $    10.00
                                                         ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income (loss) ................         (0.00)           0.05           (0.01)          (0.01)
        Net realized and unrealized gains (losses)
                on investments and foreign currencies          5.19            1.04            2.91           (0.14)
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          5.19            1.09            2.90           (0.15)
                                                         ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ........         (0.04)          (0.07)          (0.10)          (0.04)
        Distributions from net realized gains .......         (0.79)             --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.83)          (0.07)          (0.10)          (0.04)
                                                         ----------      ----------      ----------      ----------

Net asset value at end of period ....................    $    17.99      $    13.63      $    12.61      $     9.81
                                                         ==========      ==========      ==========      ==========

Total return ........................................         39.35%           8.67%          29.67%          (1.56)%(c)
                                                         ==========      ==========      ==========      ==========

Net assets at end of period (000's) .................    $   85,849      $   54,019      $   42,543      $   29,290
                                                         ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (b) .....          1.56%           1.51%           1.56%           1.60%(c)

Ratio of net investment income (loss) to
        average net assets ..........................         (0.01)%          0.38%          (0.05)%         (0.15)%(c)

Portfolio turnover rate .............................            52%             39%             47%             70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2000:

                                               Jamestown         Jamestown       Jamestown        Jamestown
                                                Balanced          Equity        Tax Exempt      International
                                                  Fund             Fund        Virginia Fund     Equity Fund
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 43,267,359     $ 33,535,684     $    219,563     $ 28,750,360
Gross unrealized depreciation ............      (1,801,192)        (678,779)        (398,454)      (3,375,622)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 41,466,167     $ 32,856,905     $   (178,891)    $ 25,374,738
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 86,155,436     $ 45,190,369     $ 29,189,683     $ 57,812,502
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - For the year ended March 31, 2000, The Jamestown International Equity Fund reclassed net investment losses of $124,753 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2000:

-----------------------------------------------------------------------------------------------------------------------
                                                                Jamestown      Jamestown      Jamestown      Jamestown
                                                                Balanced        Equity       Tax Exempt    International
                                                                  Fund           Fund       Virginia Fund   Equity Fund
                                                               -----------    -----------    -----------    -----------
Purchases of investment securities ........................    $67,120,366    $42,668,817    $16,647,573    $40,946,687
                                                               ===========    ===========    ===========    ===========
Proceeds from sales and maturities of investment securities    $68,488,975    $43,567,254    $11,572,325    $32,780,734
                                                               ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

$25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares and an affiliate of IFS.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2000.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Settlement       To Receive           Initial        Market        Appreciation
Date            (To Deliver)           Value          Value       (Depreciation)
--------------------------------------------------------------------------------
Contracts To Sell
   04/04/00        (167,062) EUR    $  159,628     $   159,901     $    (273)
   04/28/00         (28,509) EUR        27,283          27,326           (43)
   04/28/00        (407,731) EUR       390,198         390,820          (622)
   04/03/00          (2,847) GBP         4,513           4,542           (29)
   04/05/00         (52,032) GBP        82,522          83,005          (483)
   04/06/00         (86,970) GBP       138,308         138,742          (434)
   04/04/00      (2,744,907) SEK       317,606         317,802          (196)
   04/05/00      (2,035,385) SEK       235,155         235,674          (519)
                                    ----------     -----------     ---------
Total sell contracts                 1,355,213       1,357,812        (2,599)
                                    ----------     -----------     ---------
Contracts To Buy
   04/04/00          36,028  EUR       (34,695)        (34,483)         (212)
   04/28/00         430,521  EUR      (415,453)       (412,665)       (2,788)
   04/04/00         164,496  GBP      (261,137)       (262,419)        1,282
                                    ----------     -----------     ---------
Total buy contracts                   (711,285)       (709,567)       (1,718)
                                    ----------     -----------     ---------

Net contracts                       $  643,928     $   648,245     $  (4,317)
                                    ==========     ===========     =========
--------------------------------------------------------------------------------
EUR - Euro Dollar
GBP - British Pound Sterling
SEK - Swedish Krona

7.   FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On October 31, 1999, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1023 per share, the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.0642 per share, the Jamestown Tax Exempt Virginia Fund declared and paid a long-term capital gain distribution of $0.0090 per share and the Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.7709 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000. Additionally, on March 31, 2000, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.6810 per share and the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.8593 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 68.7%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.0%
    55,000    Interpublic Group of Companies, Inc. .............   $  2,598,750
                                                                   ------------
              COMMERCIAL BANKING-- 1.8%
    18,000    Bank of America Corporation ......................        943,875
    24,000    Fannie Mae .......................................      1,354,500
                                                                   ------------
                                                                      2,298,375
                                                                   ------------
              COMMUNICATIONS-- 4.3%
    57,000    Equifax, Inc. ....................................      1,439,250
    26,000    Lucent Technologies, Inc. ........................      1,579,500
    54,000    MCI WorldCom, Inc.(a) ............................      2,446,875
                                                                   ------------
                                                                      5,465,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 20.1%
    16,000    America Online, Inc.(a) ..........................      1,076,000
    79,000    Cisco Systems, Inc.(a) ...........................      6,107,688
    34,000    Computer Sciences Corporation(a) .................      2,690,250
    36,000    Dell Computer Corporation ........................      1,941,750
    24,000    EMC Corporation(a) ...............................      3,000,000
    34,000    Intel Corporation ................................      4,485,875
    25,000    Microsoft Corporation(a) .........................      2,656,250
    48,000    Oracle Corporation(a) ............................      3,747,000
                                                                   ------------
                                                                     25,704,813
                                                                   ------------
              CONSUMER PRODUCTS-- 7.5%
    60,000    Avon Products, Inc. ..............................      1,743,750
    16,000    General Electric Company .........................      2,483,000
    20,000    International Paper Company ......................        855,000
    42,000    Kimberly-Clark Corporation .......................      2,352,000
    60,000    Sysco Corporation ................................      2,141,250
                                                                   ------------
                                                                      9,575,000
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 6.5%
    12,000    Bristol-Myers Squibb Company .....................        693,000
    21,000    Lilly (Eli) & Company ............................      1,323,000
    33,000    Merck and Company, Inc. ..........................      2,050,125
    56,000    Schering-Plough Corporation ......................      2,058,000
    23,300    Warner-Lambert Company ...........................      2,271,750
                                                                   ------------
                                                                      8,395,875
                                                                   ------------
              ELECTRONICS-- 2.8%
    18,000    Hewlett-Packard Company ..........................      2,386,125
    31,000    Solectron Corporation(a) .........................      1,241,938
                                                                   ------------
                                                                      3,628,063
                                                                   ------------
              FINANCIAL SERVICES-- 2.5%
    33,000    Capital One Financial Corporation ................      1,581,937
    27,000    Citigroup, Inc. ..................................      1,601,437
                                                                   ------------
                                                                      3,183,374
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 68.7% (Continued)                         VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS-- 2.8%
    73,000    Tyco International Ltd. ..........................   $  3,640,875
                                                                   ------------
              INSURANCE-- 2.9%
    22,000    American International Group, Inc. ...............      2,409,000
    19,000    Jefferson-Pilot Corporation ......................      1,264,688
                                                                   ------------
                                                                      3,673,688
                                                                   ------------
              MEDIA-- 1.7%
    27,000    MediaOne Group, Inc.(a) ..........................      2,187,000
                                                                   ------------
              OIL AND GAS DRILLING-- 6.6%
    48,000    Coastal Corporation ..............................      2,208,000
    22,442    Exxon Mobil Corporation ..........................      1,746,268
    54,000    Halliburton Company ..............................      2,214,000
    42,000    Texaco, Inc. .....................................      2,252,250
                                                                   ------------
                                                                      8,420,518
                                                                   ------------
              RETAIL STORES-- 5.5%
    56,000    AutoZone, Inc.(a) ................................      1,554,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    21,000    Home Depot, Inc. .................................      1,354,500
    32,500    Target Corporation ...............................      2,429,375
                                                                   ------------
                                                                      7,164,125
                                                                   ------------
              UTILITIES - TELEPHONE-- 1.7%
    46,000    BellSouth Corporation ............................      2,162,000
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $45,243,587) ...........   $ 88,098,081
                                                                   ------------

================================================================================
     PAR
    VALUE     U.S. TREASURY OBLIGATIONS-- 6.8%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.3%
$2,040,000    6.50%, due 05/31/2001 ............................   $  2,040,326
   400,000    6.375%, due 08/15/2002 ...........................        399,000
 3,000,000    5.75%, due 08/15/2003 ............................      2,938,590
 2,615,000    7.00%, due 07/15/2006 ............................      2,702,446
                                                                   ------------
                                                                      8,080,362
                                                                   ------------
              U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.5%
   410,779    3.625%, due 07/15/2002 ...........................        409,559
   218,017    3.375%, due 01/15/2007 ...........................        209,976
                                                                   ------------
                                                                        619,535
                                                                   ------------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,900,995)    $  8,699,897
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 2.5%                VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.9%
$1,000,000    6.25%, due 07/15/2004 ............................   $    969,220
 1,500,000    6.625%, due 09/15/2009 ...........................      1,442,340
                                                                   ------------
                                                                      2,411,560
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.6%
   900,000    6.25%, due 05/15/2029 ............................        811,404
                                                                   ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,370,992) ................................   $  3,222,964
                                                                   ------------

================================================================================
     PAR
    VALUE     MORTGAGE-BACKED SECURITIES-- 1.4%                        VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 0.5%
$  475,000    Pool #1471-G, 7.00%, due 03/15/2008 ..............   $    470,692
   175,000    Pool #1655-HB, 6.50%, due 10/15/2008 .............        170,844
                                                                   ------------
                                                                        641,536

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..........        414,638
   801,181    Pool #380512, 6.15%, due 08/01/2008 ..............        747,101
                                                                   ------------
                                                                      1,161,739
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,884,575)   $  1,803,275
                                                                   ------------
================================================================================
     PAR
    VALUE     ASSET-BACKED SECURITIES-- 2.0%                           VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.8%
$   360,381   Series #97-3-A1, 6.493%, adjustable rate,
                due 04/25/2006 .................................   $    357,678
    582,316   Series #98-1-A1, 6.603%, adjustable rate,
                due 01/25/2007 .................................        579,404
                                                                   ------------
                                                                        937,082
                                                                   ------------
              OTHER ASSET-BACKED SECURITIES-- 1.2%
              California Infrastructure Trust #97-1-A3,
   700,000      6.17%, due 03/25/2003 ..........................        696,717
              Fleetwood Credit Corporation Grantor Trust #95-A-A,
   229,783      8.45%, due 11/15/2010 ..........................        231,650
              MBNA Master Credit Card Trust #98-J-A,
   500,000      5.25%, due 02/15/2006 ..........................        470,625
              NationsCredit Grantor Trust #96-1-A,
   166,596      5.85%, due 09/15/2011 ..........................        159,620
                                                                   ------------
                                                                      1,558,612
                                                                   ------------

              TOTAL ASSET-BACKED SECURITIES (Cost $2,513,600) ..   $  2,495,694
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     MUNICIPAL OBLIGATIONS-- 2.9%                             VALUE
--------------------------------------------------------------------------------
              Virginia State Housing Dev. Authority Revenue,
$2,540,000      6.50%, due 10/01/2007 ..........................   $  2,427,046
 1,400,000      6.70%, due 10/01/2008 ..........................      1,349,194
                                                                   ------------

              TOTAL MUNICIPAL OBLIGATIONS (Cost $3,907,422) ....   $  3,776,240
                                                                   ------------

================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7%                                  VALUE
--------------------------------------------------------------------------------
              Associates Corporation, N.A.,
$  675,000      5.85%, due 01/15/2001 ..........................   $    668,797
              Beneficial Corporation Medium Term Notes,
   230,000      6.35%, due 12/03/2001 ..........................        227,247
              Chrysler Financial Corporation,
 1,000,000      5.90%, due 01/26/2001 ..........................        992,540
              Coca-Cola Enterprises,
   385,000      5.75%, due 11/01/2008 ..........................        344,032
              Conoco, Inc.,
   750,000      5.90%, due 04/15/2004 ..........................        714,278
              Duke Realty L.P. Medium Term Notes,
   390,000      6.75%, due 05/30/2008 ..........................        363,024
              Enron Corporation,
   750,000      6.45%, due 11/15/2001 ..........................        738,502
              Equity Residential Properties Trust,
   875,000      6.65%, due 11/15/2003 ..........................        840,070
              Finova Capital Corporation,
 1,000,000      6.25%, due 08/15/2000 ..........................        996,690
              Ford Motor Credit Company Medium Term Notes,
   250,000      8.00%, due 06/15/2002 ..........................        252,815
   475,000      7.20%, due 06/15/2007 ..........................        463,548
              General Electric Capital Corporation,
   420,000      6.52%, due 10/08/2002 ..........................        413,986
              General Motors Acceptance Corporation Medium Term Notes,
   525,000      6.65%, due 05/24/2000 ..........................        525,336
              Goldman Sachs Group,
   950,000      6.65%, due 05/15/2009 ..........................        889,675
              GTE Northwest, Inc.,
   750,000      6.30%, due 06/01/2010 ..........................        684,082
              IBM Corporation,
   650,000      6.375%, due 06/15/2000 .........................        649,805
              International Lease Finance Corporation Medium Term Notes,
   425,000      6.42%, due 09/11/2000 ..........................        424,601
   425,000      6.55%, due 09/15/2000 ..........................        424,817
              International Paper Company,
   735,000      8.68%, due 09/14/2001 ..........................        750,082
              KeyCorp Medium Term Notes,
   675,000      6.75%, due 05/29/2001 ..........................        673,313
              Manitoba (Province of) Medium Term Notes,
   205,000      5.50%, due 10/01/2008 ..........................        183,370
              May Department Stores,
   510,000      5.95%, due 11/01/2008 ..........................        466,380

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7% (Continued)                      VALUE
--------------------------------------------------------------------------------
              Merrill Lynch & Company Medium Term Notes,
$  265,000      7.26%, due 03/25/2002 ..........................   $    261,687
              National City Corporation,
   575,000      7.20%, due 05/15/2005 ..........................        563,540
              Norwest Financial, Inc.,
   615,000      5.375%, due 09/30/2003 .........................        580,369
              Pacific Bell,
   435,000      6.625%, due 11/01/2009 .........................        408,261
              Pacific Bell Medium Term Notes,
   400,000      6.875%, due 08/15/2006 .........................        388,708
              Prologis Trust,
   225,000      7.00%, due 10/01/2003 ..........................        217,546
              Sears Roebuck Acceptance Corporation,
   465,000      6.99%, due 09/30/2002 ..........................        461,196
              TRW, Inc.,
   245,000      6.25%, due 01/15/2010 ..........................        215,081
              Union Camp Corporation,
   475,000      6.50%, due 11/15/2007 ..........................        444,120
              U.S. WEST Capital Funding, Inc. Medium Term Notes,
   615,000      6.375%, due 07/15/2008 .........................        568,198
              Worldcom, Inc.,
   772,000      6.125%, due 08/15/2001 .........................        760,242
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $18,216,999) .........   $ 17,555,938
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.5%                                     VALUE
--------------------------------------------------------------------------------
 1,969,514    Firstar Stellar Treasury Fund (Cost $1,969,514) ..   $  1,969,514
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
              (Cost $86,007,684) ...............................   $127,621,603

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....        579,482
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $128,201,085
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.9%
    48,000    Interpublic Group of Companies, Inc. .............   $  2,268,000
                                                                   ------------
              COMMERCIAL BANKING-- 2.5%
    15,000    Bank of America Corporation ......................        786,562
    17,000    Fannie Mae .......................................        959,437
     4,000    Freddie Mac ......................................        176,750
                                                                   ------------
                                                                      1,922,749
                                                                   ------------
              COMMUNICATIONS-- 6.3%
    50,000    Equifax, Inc. ....................................      1,262,500
    24,000    Lucent Technologies, Inc. ........................      1,458,000
    47,500    MCI WorldCom, Inc.(a) ............................      2,152,344
                                                                   ------------
                                                                      4,872,844
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 28.0%
    14,000    America Online, Inc.(a) ..........................        941,500
    60,000    Cisco Systems, Inc.(a) ...........................      4,638,750
    30,000    Computer Sciences Corporation(a) .................      2,373,750
    32,000    Dell Computer Corporation(a) .....................      1,726,000
    21,000    EMC Corporation(a) ...............................      2,625,000
    30,000    Intel Corporation ................................      3,958,125
    23,000    Microsoft Corporation(a) .........................      2,443,750
    40,000    Oracle Corp.(a) ..................................      3,122,500
                                                                   ------------
                                                                     21,829,375
                                                                   ------------
              CONSUMER PRODUCTS-- 11.0%
    52,000    Avon Products, Inc. ..............................      1,511,250
    14,000    General Electric Company .........................      2,172,625
    19,000    International Paper Company ......................        897,750
    37,000    Kimberly-Clark Corporation .......................      2,072,000
    53,000    SYSCO Corporation ................................      1,891,438
                                                                   ------------
                                                                      8,545,063
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 9.5%
    11,000    Bristol-Myers Squibb Company .....................        635,250
    18,000    Lilly (Eli) & Company ............................      1,134,000
    29,000    Merck & Co., Inc. ................................      1,801,625
    49,000    Schering-Plough Corporation ......................      1,800,750
    20,600    Warner-Lambert Company ...........................      2,008,500
                                                                   ------------
                                                                      7,380,125
                                                                   ------------
              ELECTRONICS-- 4.1%
    16,000    Hewlett-Packard Company ..........................      2,121,000
    27,000    Solectron Corporation(a) .........................      1,081,688
                                                                   ------------
                                                                      3,202,688
                                                                   ------------
              FINANCIAL SERVICES-- 3.6%
    30,000    Capital One Financial Corporation ................      1,438,125
    23,250    Citigroup, Inc. ..................................      1,379,016
                                                                   ------------
                                                                      2,817,141
                                                                   ------------
              FIRE SYSTEMS-- 4.3%
    67,000    Tyco International, Ltd. .........................      3,341,625
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              INSURANCE-- 4.5%
    19,000    American International Group, Inc. ...............   $  2,080,500
    21,000    Jefferson-Pilot Corporation ......................      1,397,812
                                                                   ------------
                                                                      3,478,312
                                                                   ------------
              MEDIA-- 2.5%
    24,000    MediaOne Group, Inc.(a) ..........................      1,944,000
                                                                   ------------
              OIL AND GAS DRILLING --  9.6%
    43,000    Coastal Corporation ..............................      1,978,000
    19,802    Exxon Mobil Corporation ..........................      1,540,843
    49,000    Halliburton Company ..............................      2,009,000
    37,000    Texaco, Inc. .....................................      1,984,125
                                                                   ------------
                                                                      7,511,968
                                                                   ------------
              RETAIL STORES-- 7.8%
    50,000    AutoZone, Inc.(a) ................................      1,387,500
    23,000    Circuit City Stores - Circuit City Group .........      1,400,125
    18,000    Home Depot, Inc. .................................      1,161,000
    28,500    Target Corporation ...............................      2,130,375
                                                                   ------------
                                                                      6,079,000
                                                                   ------------
              UTILITIES - TELEPHONE-- 2.4%
    40,000    Bell South Corporation ...........................      1,880,000
                                                                   ------------

              TOTAL COMMON STOCKS-- 99.0% (Cost $44,105,732) ...   $ 77,072,890
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.3%                                     VALUE
--------------------------------------------------------------------------------
   974,384    Firstar Stellar Treasury Fund (Cost $974,384) ....   $    974,384
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.3%
              (Cost $45,080,116) ...............................   $ 78,047,274

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%) ...       (238,545)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,808,729
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS-- 98.5%                            VALUE
--------------------------------------------------------------------------------
              Albemarle Co., Virginia, Industrial
                Dev. Authority, Revenue,
$  750,000      3.90%, floating rate, due 10/01/2022 ...........   $    750,000
              Chesterfield Co., Virginia, GO,
   350,000      6.25%, due 07/15/2005,
                  partially prerefunded 07/15/2001 .............        364,063
   750,000      4.00%, due 01/01/2006 ..........................        701,812
              Fairfax Co., Virginia, GO,
   210,000      5.60%, due 05/01/2003 ..........................        212,337
   600,000      5.00%, due 06/01/2014 ..........................        578,706
              Fairfax Co., Virginia, Park Authority, Revenue,
   300,000      6.25%, due 07/15/2005 ..........................        312,687
              Greater Richmond, Virginia, Convention
                Center Authority, Revenue,
   550,000      5.50%, due 06/15/2008 ..........................        560,494
              Hampton, Virginia, GO,
 1,000,000      5.50%, due 02/01/2012 ..........................      1,029,750
              Hanover Co., Virginia, Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 08/15/2009 ..........................      1,100,860
   225,000      6.25%, due 10/01/2011 ..........................        233,543
              Henrico Co., Virginia, Economic Dev.
                Authority, Revenue,
 1,000,000      5.50%, due 11/01/2008 ..........................      1,030,980
              Henrico Co., Virginia, Water and Sewer, Revenue,
   500,000      4.625%, due 05/01/2017 .........................        441,030
              James City Co., Virginia, GO,
   500,000      5.25%, due 12/15/2015 ..........................        492,605
              Loudoun Co., Virginia, GO,
 1,000,000      4.50%, due 12/01/2002 ..........................        997,710
              Lynchburg, Virginia, GO,
   500,000      5.30%, due 05/01/2014 ..........................        499,090
              Medical College of Virginia Hospitals
                Authority, Revenue,
   700,000      5.00%, due 07/01/2013 ..........................        673,043
              Norfolk, Virginia,  Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 06/01/2021, prerefunded 06/01/2001 ..      1,042,830
              Norfolk, Virginia, GO,
   500,000      5.25%, due 06/01/2008 ..........................        504,460
   300,000      5.75%, due 06/01/2011 ..........................        310,665
              Petersburg, Virginia, GO,
   500,000      5.125%, due 01/15/2013 .........................        492,820
              Pocahontas Parkway Assoc., Virginia
                Toll Road, Revenue,
   900,000      5.00%, due 08/15/2005 ..........................        865,107
              Portsmouth, Virginia, GO,
   800,000      5.00%, due 08/01/2017 ..........................        748,816
              Prince William Co., Virginia, Park
                Authority, Revenue,
   250,000      6.10%, due 10/15/2004 ..........................        261,658
              Prince William Co., Virginia, Service
                Authority Water & Sewer, Revenue,
   500,000      5.00%, due 07/01/2003 ..........................        504,285
              Richmond, Virginia, GO,
   400,000      6.25%, due 01/15/2018 ..........................        407,412
              Richmond, Virginia, Metropolitan Authority,
                Expressway, Revenue,
   500,000      6.05%, due 07/15/2005 ..........................        520,880

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS -- 98.5% (Continued)               VALUE
--------------------------------------------------------------------------------
              Richmond, Virginia, Redev. & Housing
                Authority, Revenue,
$  500,000      5.00%, due 03/01/2018 ..........................   $    444,530
 1,000,000      3.95%, floating rate, due 04/01/2029 ...........      1,000,000
              Roanoke, Virginia, GO,
   300,000      6.40%, due 08/01/2012, prerefunded 08/01/2001 ..        315,168
 1,000,000      5.00%, due 08/01/2009 ..........................        997,720
              Roanoke, Virginia, Industrial Dev.
                Authority, Hospital, Revenue,
   250,000      3.85%, floating rate, due 07/01/2019 ...........        250,000
              Spotsylvania Co., Virginia, GO,
   400,000      5.75%, due 07/15/2011, prerefunded 07/15/2002 ..        415,812
              Suffolk, Virginia, GO,
   350,000      5.80%, due 06/01/2011 ..........................        366,884
              University of Virginia, Revenue,
 1,000,000      5.25%, due 06/01/2012 ..........................      1,004,120
              Upper Occoquan, Virginia, Sewer
                Authority, Revenue,
   700,000      5.00% due 07/01/2015 ...........................        663,432
              Virginia Beach, Virginia, GO,
 1,000,000      5.25%, due 08/01/2010 ..........................      1,015,070
   325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004 ..        347,500
              Virginia College Building Authority,
                Educational Facilities, Revenue,
   750,000      4.25%, due 02/01/2001 ..........................        750,585
              Virginia State Housing Dev. Authority,
                Commonwealth Mortgages, Revenue,
 1,000,000      6.05%, due 01/01/2013 ..........................      1,027,490
              Virginia State Housing Dev. Authority,
                Multi-Family, Revenue,
   150,000      6.60%, due 11/01/2012 ..........................        157,032
   150,000      6.30%, due 11/01/2015 ..........................        154,472
              Virginia State Public Building Authority, Revenue,
   500,000      6.00%, due 08/01/2003 ..........................        513,695
              Virginia State Public School Authority, Revenue,
 1,000,000      5.25%, due 08/01/2009 ..........................      1,019,140
              Virginia State Resource Authority, Solid
                Waste Disposal System, Revenue,
   500,000      5.50%, due 04/01/2015 ..........................        495,470
              Virginia State Transportation Board, Revenue,
   350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004 ..        370,958
              Virginia State, GO,
 1,000,000      5.375%, due 06/01/2003 .........................      1,021,050
              Winchester, Virginia, I20ndustrial Dev. Authority,
                Educational Facilities, Revenue,
   500,000      5.00%, due 10/01/2018 ..........................        460,305
              York Co., Virginia, Certificates of
                Participation, Revenue,
   250,000      6.625%, due 03/01/2012 .........................        256,860
                                                                   ------------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS-- 98.5% (Cost $28,863,827)   $ 28,684,936
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    MONEY MARKETS-- 1.1%                                     VALUE
--------------------------------------------------------------------------------
   325,856    Firstar Tax-Free Fund (Cost $325,856) ............   $    325,856
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.6%
              (Cost $29,189,683) ...............................   $ 29,010,792

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% .....        127,451
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 29,138,243
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 96.9%                                    VALUE
--------------------------------------------------------------------------------
              BRAZIL-- 0.9%
    31,333    Embratel Participacoes SA ........................   $    802,908
                                                                   ------------
              CANADA-- 3.9%
    16,600    BCE, Inc. ........................................      2,069,569
    21,200    The Seagram Company Ltd. .........................      1,257,281
                                                                   ------------
                                                                      3,326,850
                                                                   ------------
              FRANCE-- 8.6%
    17,216    Aventis SA .......................................        942,312
     5,760    Carrefour SA .....................................        738,023
    27,453    Rhodia SA ........................................        491,245
     8,970    Suez Lyonnaise des Eaux ..........................      1,541,577
     6,613    Total Fina Elf ...................................        990,329
     9,369    Valeo SA .........................................        461,259
    18,676    Vivendi ..........................................      2,153,463
                                                                   ------------
                                                                      7,318,208
                                                                   ------------
              GERMANY-- 14.2%
    17,772    Aventis SA .......................................        935,331
    39,136    Bayerische Motoren Werke (BMW) AG ................      1,233,952
    18,498    Dresdner Bank AG .................................        759,362
    13,471    Mannesmann AG ....................................      4,305,394
    29,770    Metallgesellschaft AG ............................        554,070
     2,571    SAP AG ...........................................      1,851,293
    10,490    Siemens AG .......................................      1,510,701
       395    United Internet AG ...............................        113,393
    18,346    Veba AG ..........................................        937,452
                                                                   ------------
                                                                     12,200,948
                                                                   ------------
              GREECE-- 0.5%
    14,200    Hellenic Telecommunications Organization SA (OTE)         404,311
                                                                   ------------
              HONG KONG-- 3.6%
   166,000    China Telecom (Hong Kong) Ltd. ...................      1,455,018
    91,000    Hutchison Whampoa Ltd. ...........................      1,642,009
                                                                   ------------
                                                                      3,097,027
                                                                   ------------
              HUNGARY-- 0.2%
     2,020    Richter Gedeon Ltd. - GDR ........................        132,816
                                                                   ------------
              ITALY-- 5.9%
   330,623    Banca Nazionale del Lavoro (BNL)(a) ..............      1,126,288
   156,522    Credito Italiano SpA .............................        623,068
   102,006    Mediaset SpA .....................................      2,026,374
   106,116    Telecom Italia SpA ...............................      1,301,774
                                                                   ------------
                                                                      5,077,504
                                                                   ------------
              JAPAN-- 26.8%
              161,000 Fuji Bank Ltd. ...........................      1,514,795
    36,000    Fujitsu Ltd. .....................................      1,105,640
    26,000    Kao Corporation ..................................        795,983
     5,400    Matsushita Communication Industrial Co., Ltd. ....        995,076
    11,000    Murata Manufacturing Company Ltd. ................      2,675,864

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              JAPAN-- 26.8% (Continued)
    72,000    Nikko Securities Company Ltd. ....................   $  1,090,898
        84    Nippon Telegraph and Telephone Corporation .......      1,334,958
    27,000    Nomura Securities Company Ltd. ...................        881,880
       103    NTT Mobile Communication Network, Inc. ...........      4,227,856
    16,000    Pioneer Corporation ..............................        453,956
     6,300    Rohm Company .....................................      2,192,853
   201,000    Sakura Bank Ltd. .................................      1,530,551
    45,000    Sanwa Bank Ltd. ..................................        468,581
     2,080    Shohkoh Fund & Company Ltd. ......................        302,169
       400    Softbank Corporation .............................        410,046
     6,000    Taisho Pharmaceutical Co., Ltd. ..................        207,088
    23,000    Takeda Chemical Industries .......................      1,637,011
     4,500    Takefugi Corporation .............................        482,621
    13,000    Yamanouchi Pharmaceutical Company Ltd. ...........        712,329
                                                                   ------------
                                                                     23,020,155
                                                                   ------------
              KOREA-- 1.4%
    12,290    Korea Telecom Corporation - ADR ..................        537,688
    17,586    SK Telecom Co., Ltd. .............................        685,843
                                                                   ------------
                                                                      1,223,531
                                                                   ------------
              MEXICO-- 0.9%
    11,734    Telefonos de Mexico SA ...........................        786,178
                                                                   ------------
              NETHERLANDS-- 11.2%
    12,158    Gucci Group NV - ADR .............................      1,081,302
    10,333    ING Groep NV .....................................        559,641
    30,609    KPN NV ...........................................      3,504,519
     6,581    KPNQwest NV ......................................        350,133
     5,058    Laurus NV ........................................         53,235
     6,848    Philips Electronics NV ...........................      1,150,681
    19,280    Vendex International NV ..........................        317,323
    38,996    VNU NV ...........................................      2,296,755
    12,845    World Online International NV ....................        287,004
                                                                   ------------
                                                                      9,600,593
                                                                   ------------
              SINGAPORE-- 1.0%
    66,000    DBS Group Holdings Ltd. ..........................        872,026
                                                                   ------------
              SPAIN-- 1.7%
    59,313    Telefonica SA ....................................      1,498,375
                                                                   ------------
              SWEDEN-- 1.9%
    18,716    Telefonaktiebolaget LM Ericsson AB ...............      1,644,149
                                                                   ------------
              SWITZERLAND-- 2.0%
     2,203    Clariant AG ......................................        829,421
       668    Novartis AG ......................................        913,594
                                                                   ------------
                                                                      1,743,015
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM-- 12.2%
    29,082    Astra Zeneca Group PLC ...........................   $  1,173,317
   248,780    British Aerospace PLC ............................      1,397,013
    78,869    Cable & Wireless PLC .............................      1,480,898
   108,355    Diageo PLC .......................................        827,129
     7,490    Energis PLC ......................................        349,861
    53,231    Glaxo Wellcome PLC ...............................      1,522,605
    47,968    Railtrack Group PLC ..............................        560,534
   160,613    Reed International PLC ...........................      1,175,436
   168,537    Somerfield PLC ...................................        149,221
    97,780    Telewest Communications PLC ......................        751,084
   188,599    Vodafone Group PLC ...............................      1,051,548
                                                                   ------------
                                                                     10,438,646
                                                                   ------------

              TOTAL COMMON STOCKS-- 96.9% (Cost $57,812,502) ...   $ 83,187,240

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.1% .....      2,662,040
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 85,849,280
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2000


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT OBJECTIVES AND POLICIES...........................................  2
DESCRIPTION OF MUNICIPAL BOND RATINGS........................................  7
INVESTMENT LIMITATIONS.......................................................  7
TRUSTEES AND OFFICERS........................................................  9
INVESTMENT ADVISER........................................................... 12
ADMINISTRATOR................................................................ 13
DISTRIBUTOR.................................................................. 14
OTHER SERVICES............................................................... 14
BROKERAGE.................................................................... 14
SPECIAL SHAREHOLDER SERVICES................................................. 15
PURCHASE OF SHARES........................................................... 17
REDEMPTION OF SHARES......................................................... 17
NET ASSET VALUE DETERMINATION................................................ 18
ALLOCATION OF TRUST EXPENSES................................................. 18
ADDITIONAL TAX INFORMATION................................................... 18
CAPITAL SHARES AND VOTING.................................................... 19
CALCULATION OF PERFORMANCE DATA.............................................. 21
FINANCIAL STATEMENTS AND REPORTS............................................. 23

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Tax Exempt Virginia Fund (the "Fund") dated August 1, 2000. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits.

At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as

"loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

VARIABLE RATE SECURITIES. The Fund may invest in tax exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa or BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options; or

(10) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees has overall responsibilities for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:


Name, Position,                                Principal Occupation                  Compensation
Age  and Address                               During Past 5 Years                   From the Trust
------------------                             --------------------                  ---------------
Austin Brockenbrough III (age 63)              President and Managing Director           None
Trustee**                                      of Lowe, Brockenbrough & Company,
President                                      Inc., Richmond, Virginia;
The Jamestown International Equity Fund        Director of Tredegar Industries,
The Jamestown Tax Exempt Virginia Fund         Inc. (plastics manufacturer) and
6620 West Broad Street                         Wilkinson O'Grady & Co. Inc.
Suite 300                                      (global asset manager); Trustee
Richmond, Virginia  23230                      of University of Richmond

John T. Bruce (age 46)                         Principal of Flippin, Bruce &             None
Trustee and Chairman**                         Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician of Dermatology                  $12,500
Trustee**                                      Associates of Virginia, P.C.,
931 Broad Street Road                          Richmond, Virginia
Manakin Sabot, Virginia 23103


J. Finley Lee (age 60)                         Julian Price Professor Emeritus           $12,500
Trustee                                        of Business Administration
614 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of
                                               Albemarle Investment Trust
                                               (registered investment company)


                                       9

Richard Mitchell (age 51)                      Principal of T. Leavell &                 None
Trustee**                                      Associates, Inc., Mobile,
President                                      Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 61)                    Chancellor of University of               $12,500
Trustee                                        Richmond, Richmond, Virginia;
University of Richmond                         Director of Tredegar Industries,
G19 Boatright Library                          Inc. (plastics manufacturer)
Richmond, Virginia 23173



Harris V. Morrissette (age 40)                 President of Marshall Biscuit             $12,500
Trustee                                        Co. Inc., Chairman of Azalea
1500 S. Beltline Hwy.                          Aviation, Inc. (airplane fueling)
Mobile, Alabama 36693

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and General         $13,500
Trustee                                        Counsel of Stateside Associates,
2300 Clarendon Blvd.                           Inc., Arlington, Virginia;
Suite 407                                      Director of The Swiss Helvetia
Arlington, Virginia 22201                      Fund, Inc. (closed-end investment
                                               company)

John P. Ackerly IV (age 37)                    Portfolio Manager of Davenport &          None
Vice President                                 Company LLC, Richmond, Virginia.
The Davenport Equity Fund
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 55)                  Executive Vice President of               None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Daniel J. Simonson (age 36)                    Fund Accounting Manager of                None
Treasurer                                      Integrated Fund Services, Inc.
312 Walnut Street, 21st Floor                  (registered transfer agent and
Cincinnati, Ohio 45202                         administrator of the Trust),
                                               Cincinnati, Ohio


                                       10

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of            None
Vice President                                 Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 58)                       Principal of Flippin, Bruce &             None
President                                      Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 47)                     Principal of T. Leavell &                 None
Vice President                                 Associates, Inc., Mobile,
The Alabama Tax Free Bond Fund                 Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223


Tina D. Hosking (age 31)                       Vice President and Associate              None
Secretary                                      General Counsel of Integrated
312 Walnut Street, 21st Floor                  Fund Services, Inc. and of IFS
Cincinnati, Ohio 45202                         Fund Distributors, Inc.
                                               (registered broker-dealer and
                                               the Funds' principal underwriter),
                                               Cincinnati, Ohio


J Lee Keiger III (age 45)                      First Vice President and Chief            None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of Flippin, Bruce &             None
Vice President                                 Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 62)                Executive Vice President of               None
President                                      Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                    Inc., Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230



                                       11

Connie R. Taylor (age 49)                      Administrator of Lowe,                    None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of Lowe,                None
Vice President                                 Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive             None
Vice President                                 Officer of  Davenport & Company
The Davenport Equity Fund                      LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs.  Lee,  Morrill,  Morrissette,  Will  and  Witt  constitute  the  Trust's
Nominating Committee. Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the trustees as a group owned beneficially (i.e., had voting and/or investment power) 1.69% of the then-outstanding shares of the Fund. Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned of record 35.59% of the then-outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the fund.


                               INVESTMENT ADVISER


Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2000, 1999 and 1998, the Fund paid the Adviser advisory fees of $110,838, $85,055 and $56,311 (net of voluntary fee waivers of $4,939), respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Adviser to the Fund, the Adviser serves as investment Adviser to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Integrated Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.14% of the average value of its daily net assets up to $200,000,000 and 0.09% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Administrator received from the Fund fees of $41,496, $31,931 and $25,157, respectively.


                                   DISTRIBUTOR


IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Fund pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment. Tina D. Hosking is an officer of both the Trust and the Distributor.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment Advisers or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES


The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.

Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short- term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying  municipal bond  obligations,  income dividends  attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING


The Fund is a series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2000, for the five year period ended March 31, 2000 and for the period since inception (September 1, 1993) to March 31, 2000 are 0.04%, 4.74% and 4.14% respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2000 was 4.43%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 2000, based on the highest marginal combined federal and Virginia income tax rate, was 7.98%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 2000

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                              MAY 19, 2000
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2000.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2000, the Jamestown Balanced Fund produced a total return of 15.9% compared to the Lipper Balanced Index of 10.4%. The equity market was strong over the past twelve months, but volatility increased to historic highs as the market struggled between excellent corporate profit growth and rising interest rates. Technology stocks continued as the driving force behind the market advance with a 78.2% return over the past year. The Federal Reserve raised the Federal Funds rate five times during the past twelve months, and the Lehman Intermediate Bond Index only rose 2.1%.

The Jamestown Balanced Fund returned 18.2% on an annualized basis for the three years ended March 31, 2000, comparing favorably to the 15.6% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 17.8% versus 15.7% for the comparable Lipper Balanced Index.

The Fund grew in size to over $128 million in total net assets with 279 shareholders as of March 31, 2000.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2000, the Jamestown Equity Fund had a total return of 24.0%, outperforming the 19.3% return for the Lipper Large Cap Core Index and the 17.9% return for the S&P 500 Index. Over the twelve months, the equity market was driven by the 78.2% return generated by technology stocks. Capital Goods stocks slightly outpaced the S&P 500 with a gain of 19.2%, but all of the remaining major sectors underperformed the S&P 500. Despite very strong corporate earnings growth, the market became increasingly concerned about the Federal Reserve's desire to slow the economy by raising interest rates and volatility increased significantly.

The Jamestown Equity Fund returned 24.5% on an annualized basis for the three years ended March 31, 2000, versus 26.5% for the Lipper Large Cap Core Index. For the five year period, the Fund returned 23.3% as compared to 24.5% for the Index.

The Fund grew in size to over $77 million in total net assets with 361 shareholders as of March 31, 2000.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2000, the Jamestown Tax Exempt Virginia Fund had a total return of 0.1%, compared to -0.2% for the Lipper Intermediate Municipal Fund Index and -0.1% for the Lehman Municipal Bond Index. Yields rose and prices dropped on municipal bonds as the Federal Reserve decided to raise the federal funds rate by 25 basis points five times over the past twelve months. As of March 31, 2000, this benchmark rate stood at 6.0%.

Some key characteristics of the Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .............     7.6 years
        Average Effective Duration .............     5.9 years
        Average Weighted Coupon ................     5.31%
        SEC Yield ..............................     4.43%
        Average Credit Quality .................     AA

The Jamestown Tax Exempt Virginia Fund returned 4.3% on an annualized basis for the three years ended March 31, 2000, versus 4.4% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, the Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.7%, as to compared to the 4.9% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund grew in size to over $29 million in total net assets with 79 shareholders as of March 31, 2000.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2000, the Jamestown International Equity Fund had a total return of 39.4%. This return compares favorably with the 36.9% return generated by the Lipper International Index and the 25.1% return of the Morgan Stanley EAFE Index. The period was characterized by a strong rebound in Japan and other Asian markets after the financial and economic crisis of late 1998. Most European markets lagged the Asian markets after several years of strong outperformance.

Throughout the year, the Fund benefited from a heavy weighting in telecommunication and technology companies. As was the case in domestic markets, shares of companies in the telecommunications and technology fields led the markets higher around the globe. Foreign markets also benefited from a strong economic rebound after the currency induced problems of 1998.

For the three years ended March 31, 2000, the Jamestown International Equity Fund returned 25.2% on an annualized basis, versus 17.8% for the comparable Lipper Index and 16.3% for the EAFE Index.

The Fund grew in size to over $85 million in total net assets with 292 shareholders as of March 31, 2000.

Thank you for your continued confidence in The Jamestown Funds.

                                   Sincerely,

                                   /s/ Austin Brockenbrough, III

                                   Austin Brockenbrough, III
                                   President
                                   Jamestown Tax Exempt Virginia Fund
                                   Jamestown International Equity Fund

                                   /s/ Henry C. Spalding, Jr.

                                   Henry C. Spalding, Jr.
                                   President
                                   Jamestown Balanced Fund
                                   Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Balanced Fund                                 $33,922
Standard & Poor's 500 Index                                 $60,176
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      15.90%     17.88%         13.12%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/00
                                                             ------
The Jamestown Equity Fund                                   $32,944
Standard & Poor's 500 Index                                 $40,543
Consumer Price Index                                        $11,971
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      24.04%     23.30%         17.64%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/00
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,066
Lipper Intermediate Municipal Fund Index                    $12,619
Lehman Municipal Bond Index                                 $13,980
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       0.04%     4.74%          4.14%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/00
                                                             ------
The Jamestown International Equity Fund                     $19,478
Morgan Stanley EAFE Index                                   $15,517
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                           39.35%          18.12%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================================================================
                                                                                                    Jamestown        Jamestown
                                                                  Jamestown        Jamestown        Tax Exempt     International
                                                                   Balanced          Equity          Virginia          Equity
                                                                     Fund             Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
        Investments in securities:
                At acquisition cost ........................    $  86,007,684     $ 45,080,116     $ 29,189,683     $ 57,812,502
                                                                =============     ============     ============     ============
                At value (Note 1) ..........................    $ 127,621,603     $ 78,047,274     $ 29,010,792     $ 83,187,240
        Cash denominated in foreign currency (Note 5) ......               --               --               --        1,014,108
        Dividends receivable ...............................           40,485           33,484              854          228,963
        Interest receivable ................................          666,120               --          384,475            7,913
        Receivable for securities sold .....................               --               --          509,208        1,357,060
        Receivable for capital shares sold .................          369,902            3,000          400,000        3,000,244
        Receivable from Administrator ......................               --               --               --           38,875
        Other assets .......................................           11,555           24,227            2,067           29,543
                                                                -------------     ------------     ------------     ------------
                TOTAL ASSETS ...............................      128,709,665       78,107,985       30,307,396       88,863,946
                                                                -------------     ------------     ------------     ------------
LIABILITIES
        Bank overdraft .....................................               --               --               --          580,501
        Dividends payable ..................................           33,332            2,241           27,341               --
        Distributions payable ..............................          168,989          218,819               --               --
        Payable for securities purchased ...................               --               --        1,102,938        1,722,859
        Payable for capital shares redeemed ................          214,418           26,871           22,605          591,465
        Accrued investment advisory fees (Note 3) ..........           67,684           40,582            9,671           73,087
        Accrued administration fees (Note 3) ...............           16,910           10,743            3,565           12,390
        Net unrealized depreciation on forward foreign
                currency exchange contracts (Note 6) .......               --               --               --            4,317
        Other accrued expenses and liabilities .............            7,247               --            3,033           30,047
                                                                -------------     ------------     ------------     ------------
                TOTAL LIABILITIES ..........................          508,580          299,256        1,169,153        3,014,666
                                                                -------------     ------------     ------------     ------------
NET ASSETS .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Net assets consist of:
        Paid-in capital ....................................    $  86,734,918     $ 44,951,824     $ 29,590,313     $ 54,126,327
        Accumulated net realized gains (losses) from
                security and foreign currency transactions .               --               --         (273,179)       6,391,613
        Distributions in excess of net realized gains ......         (147,752)        (110,253)              --               --
        Net unrealized appreciation (depreciation)
                on investments .............................       41,613,919       32,967,158         (178,891)      25,374,738
        Net unrealized depreciation on translation of
                assets and liabilities in foreign currencies               --               --               --          (43,398)
                                                                -------------     ------------     ------------     ------------
Net assets .................................................    $ 128,201,085     $ 77,808,729     $ 29,138,243     $ 85,849,280
                                                                =============     ============     ============     ============
Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) .........        6,466,082        2,990,536        2,975,269        4,772,780
                                                                =============     ============     ============     ============
Net asset value, offering price and redemption
        price per share (Note 1) ...........................    $       19.83     $      26.02     $       9.79     $      17.99
                                                                =============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
=================================================================================================================================
                                                                                                     Jamestown        Jamestown
                                                                   Jamestown        Jamestown        Tax Exempt     International
                                                                    Balanced          Equity          Virginia          Equity
                                                                      Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Dividends ............................................    $    633,703     $    526,930     $  1,349,019     $    944,370
        Foreign withholding taxes on dividends ...............              --               --               --         (108,753)
        Interest .............................................       2,523,311          155,258           17,785          109,668
                                                                  ------------     ------------     ------------     ------------
                TOTAL INVESTMENT INCOME ......................       3,157,014          682,188        1,366,804          945,285
                                                                  ------------     ------------     ------------     ------------
EXPENSES
        Investment advisory fees (Note 3) ....................         759,276          436,091          110,838          660,974
        Administration fees (Note 3) .........................         193,587          119,167           41,496          147,384
        Custodian fees .......................................          14,992            8,496            4,362           82,536
        Registration fees ....................................          17,081           15,218            1,871           17,976
        Professional fees ....................................          13,945            8,326            8,326           11,946
        Pricing costs ........................................          10,220              777            7,969            9,481
        Trustees' fees and expenses ..........................           8,464            8,464            8,464            8,464
        Printing of shareholder reports ......................           5,858            6,419            3,694            5,344
        Other expenses .......................................           5,157            5,928            2,378            9,137
                                                                  ------------     ------------     ------------     ------------
                TOTAL EXPENSES ...............................       1,028,580          608,886          189,398          953,242
        Expenses reimbursed through a directed
                brokerage arrangement (Note 4) ...............         (24,000)         (18,000)              --               --
                                                                  ------------     ------------     ------------     ------------
                NET EXPENSES .................................       1,004,580          590,886          189,398          953,242
                                                                  ------------     ------------     ------------     ------------

NET INVESTMENT INCOME  (LOSS) ................................       2,152,434           91,302        1,177,406           (7,957)
                                                                  ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
        Net realized gains (losses) from:
                Security transactions ........................       4,813,070        2,953,963         (273,179)       9,161,355
                Foreign currency transactions ................              --               --               --           59,241
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................      10,736,573       12,102,255         (842,700)      13,892,377
                Foreign currency translation .................              --               --               --          (48,490)
                                                                  ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED
        GAINS (LOSSES) ON INVESTMENTS
        AND FOREIGN CURRENCIES ...............................      15,549,643       15,056,218       (1,115,879)      23,064,483
                                                                  ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS
        FROM OPERATIONS ......................................    $ 17,702,077     $ 15,147,520     $     61,527     $ 23,056,526
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================
                                                                         Jamestown                          Jamestown
                                                                       Balanced Fund                       Equity Fund
                                                              -------------------------------     -----------------------------
                                                                  Year              Year              Year             Year
                                                                 Ended             Ended             Ended            Ended
                                                                March 31,         March 31,         March 31,        March 31,
                                                                  2000              1999              2000             1999
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income ............................    $   2,152,434     $   2,044,580     $     91,302     $    194,305
        Net realized gains (losses) from
                security transactions ....................        4,813,070         1,234,403        2,953,963         (369,569)
        Net change in unrealized appreciation/depreciation
                on investments ...........................       10,736,573         4,507,324       12,102,255        5,043,678
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from operations ...............       17,702,077         7,786,307       15,147,520        4,868,414
                                                              -------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income .......................       (2,152,434)       (2,047,558)         (91,302)        (198,327)
        From net realized gains from security transactions       (4,880,959)       (1,302,068)      (2,680,161)              --
                                                              -------------     -------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ..................................       (7,033,393)       (3,349,626)      (2,771,463)        (198,327)
                                                              -------------     -------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ........................        8,830,494        13,392,101        8,147,118       11,342,221
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .........        6,724,517         3,140,088        2,521,395          171,755
        Payments for shares redeemed .....................      (10,826,415)       (9,573,352)      (8,651,809)      (4,982,200)
                                                              -------------     -------------     ------------     ------------
Net increase in net assets from capital share
         transactions ....................................        4,728,596         6,958,837        2,016,704        6,531,776
                                                              -------------     -------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       15,397,280        11,395,518       14,392,761       11,201,863

NET ASSETS
        Beginning of year ................................      112,803,805       101,408,287       63,415,968       52,214,105
                                                              -------------     -------------     ------------     ------------
        End of year ......................................    $ 128,201,085     $ 112,803,805     $ 77,808,729     $ 63,415,968
                                                              =============     =============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .............................................          472,789           766,478          349,898          565,307
        Reinvested .......................................          346,587           178,274           98,084            8,737
        Redeemed .........................................         (579,486)         (554,334)        (372,354)        (248,873)
                                                              -------------     -------------     ------------     ------------
        Net increase in shares outstanding ...............          239,890           390,418           75,628          325,171
        Shares outstanding, beginning of year ............        6,226,192         5,835,774        2,914,908        2,589,737
                                                              -------------     -------------     ------------     ------------
        Shares outstanding, end of year ..................        6,466,082         6,226,192        2,990,536        2,914,908
                                                              =============     =============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      Jamestown Tax Exempt                   Jamestown
                                                                          Virginia Fund               International Equity Fund
                                                                  -----------------------------     -----------------------------
                                                                      Year             Year             Year             Year
                                                                     Ended            Ended            Ended            Ended
                                                                    March 31,        March 31,        March 31,        March 31,
                                                                      2000             1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income (loss) .........................    $  1,177,406     $    886,964     $     (7,957)    $    178,500
        Net realized gains (losses) from:
                Security transactions ........................        (273,179)          36,651        9,161,355        2,205,161
                Foreign currency transactions ................              --               --           59,241          (56,520)
        Net change in unrealized appreciation/depreciation on:
                Investments ..................................        (842,700)          81,607       13,892,377        1,511,375
                Foreign currency translation .................              --               --          (48,490)        (120,768)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................          61,527        1,005,222       23,056,526        3,717,748
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ...........................      (1,177,406)        (886,964)        (176,037)        (238,226)
        From net realized gains from security transactions ...         (26,368)         (11,065)      (3,331,220)              --
                                                                  ------------     ------------     ------------     ------------
Decrease in net assets from distributions
        to shareholders ......................................      (1,203,774)        (898,029)      (3,507,257)        (238,226)
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ............................       8,385,959        8,922,497       90,812,642        9,046,185
        Net asset value of shares issued in reinvestment
                of distributions to shareholders .............         782,744          487,854        3,459,170          231,344
        Payments for shares redeemed .........................      (4,514,008)      (2,104,477)     (81,991,058)      (1,280,438)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from
        capital share transactions ...........................       4,654,695        7,305,874       12,280,754        7,997,091
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .................................       3,512,448        7,413,067       31,830,023       11,476,613

NET ASSETS
        Beginning of year ....................................      25,625,795       18,212,728       54,019,257       42,542,644
                                                                  ------------     ------------     ------------     ------------
        End of year ..........................................    $ 29,138,243     $ 25,625,795     $ 85,849,280     $ 54,019,257
                                                                  ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
        Sold .................................................         851,453          871,702        5,427,637          673,952
        Reinvested ...........................................          79,693           47,603          230,579           17,619
        Redeemed .............................................        (462,080)        (206,362)      (4,847,275)        (102,274)
                                                                  ------------     ------------     ------------     ------------
        Net increase in shares outstanding ...................         469,066          712,943          810,941          589,297
        Shares outstanding, beginning of year ................       2,506,203        1,793,260        3,961,839        3,372,542
                                                                  ------------     ------------     ------------     ------------
        Shares outstanding, end of year ......................       2,975,269        2,506,203        4,772,780        3,961,839
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    18.12      $    17.38      $    15.17      $    14.77      $    12.76
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
        Net investment income ......................          0.35            0.34            0.37            0.35            0.36
        Net realized and unrealized gains
                on investments .....................          2.49            0.95            4.31            1.45            2.50
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          2.84            1.29            4.68            1.80            2.86
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.35)          (0.34)          (0.37)          (0.35)          (0.36)
        Distributions from net realized gains ......         (0.78)          (0.21)          (2.10)          (1.05)          (0.49)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (1.13)          (0.55)          (2.47)          (1.40)          (0.85)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         15.90%           7.56%          32.42%          12.29%          22.79%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  128,201      $  112,804      $  101,408      $   70,654      $   61,576
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......          0.88%           0.88%           0.90%           0.91%           0.93%

Ratio of net expenses to average net assets (a) ....          0.86%           0.86%           0.87%           0.87%           0.88%

Ratio of net investment income to average net assets          1.85%           1.95%           2.21%           2.31%           2.52%

Portfolio turnover rate ............................            62%             69%             90%             58%             72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended March 31,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................    $    21.76     $    20.16     $    15.66     $    13.96     $    11.29
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
        Net investment income ..........................          0.03           0.07           0.11           0.13           0.15
        Net realized and unrealized gains on investments          5.18           1.60           6.47           2.00           2.98
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .......................          5.21           1.67           6.58           2.13           3.13
                                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
        Dividends from net investment income ...........         (0.03)         (0.07)         (0.11)         (0.13)         (0.15)
        Distributions from net realized gains ..........         (0.92)            --          (1.97)         (0.30)         (0.31)
                                                            ----------     ----------     ----------     ----------     ----------
Total distributions ....................................         (0.95)         (0.07)         (2.08)         (0.43)         (0.46)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .........................    $    26.02     $    21.76     $    20.16     $    15.66     $    13.96
                                                            ==========     ==========     ==========     ==========     ==========

Total return ...........................................         24.04%          8.33%         43.74%         15.27%         28.00%
                                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ......................    $   77,809     $   63,416     $   52,214     $   31,180     $   17,857
                                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets ..........          0.91%          0.92%          0.93%          0.98%          1.14%

Ratio of net expenses to average net assets(a) .........          0.88%          0.89%          0.90%          0.92%          1.01%

Ratio of net investment income to average net assets ...          0.14%          0.35%          0.60%          0.85%          1.27%

Portfolio turnover rate ................................            67%            66%            59%            44%            54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    10.22      $    10.16      $     9.83      $     9.85      $     9.68
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income ......................          0.42            0.43            0.44            0.45            0.45
        Net realized and unrealized gains (losses)
                on investments .....................         (0.42)           0.07            0.33           (0.02)           0.17
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.00            0.50            0.77            0.43            0.62
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income .......         (0.42)          (0.43)          (0.44)          (0.45)          (0.45)
        Distributions from net realized gains ......         (0.01)          (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.44)          (0.44)          (0.45)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................          0.04%           4.92%           8.00%           4.39%           6.51%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   29,138      $   25,626      $   18,213      $   11,197      $    8,779
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a) ....          0.69%           0.73%           0.75%           0.75%           0.75%

Ratio of net investment income to average net assets          4.27%           4.17%           4.40%           4.51%           4.57%

Portfolio turnover rate ............................            47%             31%             33%             24%             14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------
                                                            Year            Year            Year          Period
                                                           Ended           Ended           Ended           Ended
                                                          March 31,       March 31,       March 31,      March 31,
                                                            2000            1999            1998          1997(a)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $    13.63      $    12.61      $     9.81      $    10.00
                                                         ----------      ----------      ----------      ----------
Income (loss) from investment operations:
        Net investment income (loss) ................         (0.00)           0.05           (0.01)          (0.01)
        Net realized and unrealized gains (losses)
                on investments and foreign currencies          5.19            1.04            2.91           (0.14)
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          5.19            1.09            2.90           (0.15)
                                                         ----------      ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ........         (0.04)          (0.07)          (0.10)          (0.04)
        Distributions from net realized gains .......         (0.79)             --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.83)          (0.07)          (0.10)          (0.04)
                                                         ----------      ----------      ----------      ----------

Net asset value at end of period ....................    $    17.99      $    13.63      $    12.61      $     9.81
                                                         ==========      ==========      ==========      ==========

Total return ........................................         39.35%           8.67%          29.67%          (1.56)%(c)
                                                         ==========      ==========      ==========      ==========

Net assets at end of period (000's) .................    $   85,849      $   54,019      $   42,543      $   29,290
                                                         ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (b) .....          1.56%           1.51%           1.56%           1.60%(c)

Ratio of net investment income (loss) to
        average net assets ..........................         (0.01)%          0.38%          (0.05)%         (0.15)%(c)

Portfolio turnover rate .............................            52%             39%             47%             70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2000:

                                               Jamestown         Jamestown       Jamestown        Jamestown
                                                Balanced          Equity        Tax Exempt      International
                                                  Fund             Fund        Virginia Fund     Equity Fund
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 43,267,359     $ 33,535,684     $    219,563     $ 28,750,360
Gross unrealized depreciation ............      (1,801,192)        (678,779)        (398,454)      (3,375,622)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 41,466,167     $ 32,856,905     $   (178,891)    $ 25,374,738
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 86,155,436     $ 45,190,369     $ 29,189,683     $ 57,812,502
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - For the year ended March 31, 2000, The Jamestown International Equity Fund reclassed net investment losses of $124,753 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2000:

-----------------------------------------------------------------------------------------------------------------------
                                                                Jamestown      Jamestown      Jamestown      Jamestown
                                                                Balanced        Equity       Tax Exempt    International
                                                                  Fund           Fund       Virginia Fund   Equity Fund
                                                               -----------    -----------    -----------    -----------
Purchases of investment securities ........................    $67,120,366    $42,668,817    $16,647,573    $40,946,687
                                                               ===========    ===========    ===========    ===========
Proceeds from sales and maturities of investment securities    $68,488,975    $43,567,254    $11,572,325    $32,780,734
                                                               ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

$25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares and an affiliate of IFS.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2000.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 2000, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Settlement       To Receive           Initial        Market        Appreciation
Date            (To Deliver)           Value          Value       (Depreciation)
--------------------------------------------------------------------------------
Contracts To Sell
   04/04/00        (167,062) EUR    $  159,628     $   159,901     $    (273)
   04/28/00         (28,509) EUR        27,283          27,326           (43)
   04/28/00        (407,731) EUR       390,198         390,820          (622)
   04/03/00          (2,847) GBP         4,513           4,542           (29)
   04/05/00         (52,032) GBP        82,522          83,005          (483)
   04/06/00         (86,970) GBP       138,308         138,742          (434)
   04/04/00      (2,744,907) SEK       317,606         317,802          (196)
   04/05/00      (2,035,385) SEK       235,155         235,674          (519)
                                    ----------     -----------     ---------
Total sell contracts                 1,355,213       1,357,812        (2,599)
                                    ----------     -----------     ---------
Contracts To Buy
   04/04/00          36,028  EUR       (34,695)        (34,483)         (212)
   04/28/00         430,521  EUR      (415,453)       (412,665)       (2,788)
   04/04/00         164,496  GBP      (261,137)       (262,419)        1,282
                                    ----------     -----------     ---------
Total buy contracts                   (711,285)       (709,567)       (1,718)
                                    ----------     -----------     ---------

Net contracts                       $  643,928     $   648,245     $  (4,317)
                                    ==========     ===========     =========
--------------------------------------------------------------------------------
EUR - Euro Dollar
GBP - British Pound Sterling
SEK - Swedish Krona

7.   FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On October 31, 1999, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1023 per share, the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.0642 per share, the Jamestown Tax Exempt Virginia Fund declared and paid a long-term capital gain distribution of $0.0090 per share and the Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.7709 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000. Additionally, on March 31, 2000, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.6810 per share and the Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.8593 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 68.7%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.0%
    55,000    Interpublic Group of Companies, Inc. .............   $  2,598,750
                                                                   ------------
              COMMERCIAL BANKING-- 1.8%
    18,000    Bank of America Corporation ......................        943,875
    24,000    Fannie Mae .......................................      1,354,500
                                                                   ------------
                                                                      2,298,375
                                                                   ------------
              COMMUNICATIONS-- 4.3%
    57,000    Equifax, Inc. ....................................      1,439,250
    26,000    Lucent Technologies, Inc. ........................      1,579,500
    54,000    MCI WorldCom, Inc.(a) ............................      2,446,875
                                                                   ------------
                                                                      5,465,625
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 20.1%
    16,000    America Online, Inc.(a) ..........................      1,076,000
    79,000    Cisco Systems, Inc.(a) ...........................      6,107,688
    34,000    Computer Sciences Corporation(a) .................      2,690,250
    36,000    Dell Computer Corporation ........................      1,941,750
    24,000    EMC Corporation(a) ...............................      3,000,000
    34,000    Intel Corporation ................................      4,485,875
    25,000    Microsoft Corporation(a) .........................      2,656,250
    48,000    Oracle Corporation(a) ............................      3,747,000
                                                                   ------------
                                                                     25,704,813
                                                                   ------------
              CONSUMER PRODUCTS-- 7.5%
    60,000    Avon Products, Inc. ..............................      1,743,750
    16,000    General Electric Company .........................      2,483,000
    20,000    International Paper Company ......................        855,000
    42,000    Kimberly-Clark Corporation .......................      2,352,000
    60,000    Sysco Corporation ................................      2,141,250
                                                                   ------------
                                                                      9,575,000
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 6.5%
    12,000    Bristol-Myers Squibb Company .....................        693,000
    21,000    Lilly (Eli) & Company ............................      1,323,000
    33,000    Merck and Company, Inc. ..........................      2,050,125
    56,000    Schering-Plough Corporation ......................      2,058,000
    23,300    Warner-Lambert Company ...........................      2,271,750
                                                                   ------------
                                                                      8,395,875
                                                                   ------------
              ELECTRONICS-- 2.8%
    18,000    Hewlett-Packard Company ..........................      2,386,125
    31,000    Solectron Corporation(a) .........................      1,241,938
                                                                   ------------
                                                                      3,628,063
                                                                   ------------
              FINANCIAL SERVICES-- 2.5%
    33,000    Capital One Financial Corporation ................      1,581,937
    27,000    Citigroup, Inc. ..................................      1,601,437
                                                                   ------------
                                                                      3,183,374
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 68.7% (Continued)                         VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS-- 2.8%
    73,000    Tyco International Ltd. ..........................   $  3,640,875
                                                                   ------------
              INSURANCE-- 2.9%
    22,000    American International Group, Inc. ...............      2,409,000
    19,000    Jefferson-Pilot Corporation ......................      1,264,688
                                                                   ------------
                                                                      3,673,688
                                                                   ------------
              MEDIA-- 1.7%
    27,000    MediaOne Group, Inc.(a) ..........................      2,187,000
                                                                   ------------
              OIL AND GAS DRILLING-- 6.6%
    48,000    Coastal Corporation ..............................      2,208,000
    22,442    Exxon Mobil Corporation ..........................      1,746,268
    54,000    Halliburton Company ..............................      2,214,000
    42,000    Texaco, Inc. .....................................      2,252,250
                                                                   ------------
                                                                      8,420,518
                                                                   ------------
              RETAIL STORES-- 5.5%
    56,000    AutoZone, Inc.(a) ................................      1,554,000
    30,000    Circuit City Stores, Inc. ........................      1,826,250
    21,000    Home Depot, Inc. .................................      1,354,500
    32,500    Target Corporation ...............................      2,429,375
                                                                   ------------
                                                                      7,164,125
                                                                   ------------
              UTILITIES - TELEPHONE-- 1.7%
    46,000    BellSouth Corporation ............................      2,162,000
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $45,243,587) ...........   $ 88,098,081
                                                                   ------------

================================================================================
     PAR
    VALUE     U.S. TREASURY OBLIGATIONS-- 6.8%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.3%
$2,040,000    6.50%, due 05/31/2001 ............................   $  2,040,326
   400,000    6.375%, due 08/15/2002 ...........................        399,000
 3,000,000    5.75%, due 08/15/2003 ............................      2,938,590
 2,615,000    7.00%, due 07/15/2006 ............................      2,702,446
                                                                   ------------
                                                                      8,080,362
                                                                   ------------
              U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.5%
   410,779    3.625%, due 07/15/2002 ...........................        409,559
   218,017    3.375%, due 01/15/2007 ...........................        209,976
                                                                   ------------
                                                                        619,535
                                                                   ------------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,900,995)    $  8,699,897
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 2.5%                VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.9%
$1,000,000    6.25%, due 07/15/2004 ............................   $    969,220
 1,500,000    6.625%, due 09/15/2009 ...........................      1,442,340
                                                                   ------------
                                                                      2,411,560
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.6%
   900,000    6.25%, due 05/15/2029 ............................        811,404
                                                                   ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,370,992) ................................   $  3,222,964
                                                                   ------------

================================================================================
     PAR
    VALUE     MORTGAGE-BACKED SECURITIES-- 1.4%                        VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 0.5%
$  475,000    Pool #1471-G, 7.00%, due 03/15/2008 ..............   $    470,692
   175,000    Pool #1655-HB, 6.50%, due 10/15/2008 .............        170,844
                                                                   ------------
                                                                        641,536

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..........        414,638
   801,181    Pool #380512, 6.15%, due 08/01/2008 ..............        747,101
                                                                   ------------
                                                                      1,161,739
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,884,575)   $  1,803,275
                                                                   ------------
================================================================================
     PAR
    VALUE     ASSET-BACKED SECURITIES-- 2.0%                           VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.8%
$   360,381   Series #97-3-A1, 6.493%, adjustable rate,
                due 04/25/2006 .................................   $    357,678
    582,316   Series #98-1-A1, 6.603%, adjustable rate,
                due 01/25/2007 .................................        579,404
                                                                   ------------
                                                                        937,082
                                                                   ------------
              OTHER ASSET-BACKED SECURITIES-- 1.2%
              California Infrastructure Trust #97-1-A3,
   700,000      6.17%, due 03/25/2003 ..........................        696,717
              Fleetwood Credit Corporation Grantor Trust #95-A-A,
   229,783      8.45%, due 11/15/2010 ..........................        231,650
              MBNA Master Credit Card Trust #98-J-A,
   500,000      5.25%, due 02/15/2006 ..........................        470,625
              NationsCredit Grantor Trust #96-1-A,
   166,596      5.85%, due 09/15/2011 ..........................        159,620
                                                                   ------------
                                                                      1,558,612
                                                                   ------------

              TOTAL ASSET-BACKED SECURITIES (Cost $2,513,600) ..   $  2,495,694
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     MUNICIPAL OBLIGATIONS-- 2.9%                             VALUE
--------------------------------------------------------------------------------
              Virginia State Housing Dev. Authority Revenue,
$2,540,000      6.50%, due 10/01/2007 ..........................   $  2,427,046
 1,400,000      6.70%, due 10/01/2008 ..........................      1,349,194
                                                                   ------------

              TOTAL MUNICIPAL OBLIGATIONS (Cost $3,907,422) ....   $  3,776,240
                                                                   ------------

================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7%                                  VALUE
--------------------------------------------------------------------------------
              Associates Corporation, N.A.,
$  675,000      5.85%, due 01/15/2001 ..........................   $    668,797
              Beneficial Corporation Medium Term Notes,
   230,000      6.35%, due 12/03/2001 ..........................        227,247
              Chrysler Financial Corporation,
 1,000,000      5.90%, due 01/26/2001 ..........................        992,540
              Coca-Cola Enterprises,
   385,000      5.75%, due 11/01/2008 ..........................        344,032
              Conoco, Inc.,
   750,000      5.90%, due 04/15/2004 ..........................        714,278
              Duke Realty L.P. Medium Term Notes,
   390,000      6.75%, due 05/30/2008 ..........................        363,024
              Enron Corporation,
   750,000      6.45%, due 11/15/2001 ..........................        738,502
              Equity Residential Properties Trust,
   875,000      6.65%, due 11/15/2003 ..........................        840,070
              Finova Capital Corporation,
 1,000,000      6.25%, due 08/15/2000 ..........................        996,690
              Ford Motor Credit Company Medium Term Notes,
   250,000      8.00%, due 06/15/2002 ..........................        252,815
   475,000      7.20%, due 06/15/2007 ..........................        463,548
              General Electric Capital Corporation,
   420,000      6.52%, due 10/08/2002 ..........................        413,986
              General Motors Acceptance Corporation Medium Term Notes,
   525,000      6.65%, due 05/24/2000 ..........................        525,336
              Goldman Sachs Group,
   950,000      6.65%, due 05/15/2009 ..........................        889,675
              GTE Northwest, Inc.,
   750,000      6.30%, due 06/01/2010 ..........................        684,082
              IBM Corporation,
   650,000      6.375%, due 06/15/2000 .........................        649,805
              International Lease Finance Corporation Medium Term Notes,
   425,000      6.42%, due 09/11/2000 ..........................        424,601
   425,000      6.55%, due 09/15/2000 ..........................        424,817
              International Paper Company,
   735,000      8.68%, due 09/14/2001 ..........................        750,082
              KeyCorp Medium Term Notes,
   675,000      6.75%, due 05/29/2001 ..........................        673,313
              Manitoba (Province of) Medium Term Notes,
   205,000      5.50%, due 10/01/2008 ..........................        183,370
              May Department Stores,
   510,000      5.95%, due 11/01/2008 ..........................        466,380

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE     CORPORATE BONDS-- 13.7% (Continued)                      VALUE
--------------------------------------------------------------------------------
              Merrill Lynch & Company Medium Term Notes,
$  265,000      7.26%, due 03/25/2002 ..........................   $    261,687
              National City Corporation,
   575,000      7.20%, due 05/15/2005 ..........................        563,540
              Norwest Financial, Inc.,
   615,000      5.375%, due 09/30/2003 .........................        580,369
              Pacific Bell,
   435,000      6.625%, due 11/01/2009 .........................        408,261
              Pacific Bell Medium Term Notes,
   400,000      6.875%, due 08/15/2006 .........................        388,708
              Prologis Trust,
   225,000      7.00%, due 10/01/2003 ..........................        217,546
              Sears Roebuck Acceptance Corporation,
   465,000      6.99%, due 09/30/2002 ..........................        461,196
              TRW, Inc.,
   245,000      6.25%, due 01/15/2010 ..........................        215,081
              Union Camp Corporation,
   475,000      6.50%, due 11/15/2007 ..........................        444,120
              U.S. WEST Capital Funding, Inc. Medium Term Notes,
   615,000      6.375%, due 07/15/2008 .........................        568,198
              Worldcom, Inc.,
   772,000      6.125%, due 08/15/2001 .........................        760,242
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $18,216,999) .........   $ 17,555,938
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.5%                                     VALUE
--------------------------------------------------------------------------------
 1,969,514    Firstar Stellar Treasury Fund (Cost $1,969,514) ..   $  1,969,514
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
              (Cost $86,007,684) ...............................   $127,621,603

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....        579,482
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $128,201,085
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              ADVERTISING-- 2.9%
    48,000    Interpublic Group of Companies, Inc. .............   $  2,268,000
                                                                   ------------
              COMMERCIAL BANKING-- 2.5%
    15,000    Bank of America Corporation ......................        786,562
    17,000    Fannie Mae .......................................        959,437
     4,000    Freddie Mac ......................................        176,750
                                                                   ------------
                                                                      1,922,749
                                                                   ------------
              COMMUNICATIONS-- 6.3%
    50,000    Equifax, Inc. ....................................      1,262,500
    24,000    Lucent Technologies, Inc. ........................      1,458,000
    47,500    MCI WorldCom, Inc.(a) ............................      2,152,344
                                                                   ------------
                                                                      4,872,844
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 28.0%
    14,000    America Online, Inc.(a) ..........................        941,500
    60,000    Cisco Systems, Inc.(a) ...........................      4,638,750
    30,000    Computer Sciences Corporation(a) .................      2,373,750
    32,000    Dell Computer Corporation(a) .....................      1,726,000
    21,000    EMC Corporation(a) ...............................      2,625,000
    30,000    Intel Corporation ................................      3,958,125
    23,000    Microsoft Corporation(a) .........................      2,443,750
    40,000    Oracle Corp.(a) ..................................      3,122,500
                                                                   ------------
                                                                     21,829,375
                                                                   ------------
              CONSUMER PRODUCTS-- 11.0%
    52,000    Avon Products, Inc. ..............................      1,511,250
    14,000    General Electric Company .........................      2,172,625
    19,000    International Paper Company ......................        897,750
    37,000    Kimberly-Clark Corporation .......................      2,072,000
    53,000    SYSCO Corporation ................................      1,891,438
                                                                   ------------
                                                                      8,545,063
                                                                   ------------
              DRUGS/MEDICAL EQUIPMENT-- 9.5%
    11,000    Bristol-Myers Squibb Company .....................        635,250
    18,000    Lilly (Eli) & Company ............................      1,134,000
    29,000    Merck & Co., Inc. ................................      1,801,625
    49,000    Schering-Plough Corporation ......................      1,800,750
    20,600    Warner-Lambert Company ...........................      2,008,500
                                                                   ------------
                                                                      7,380,125
                                                                   ------------
              ELECTRONICS-- 4.1%
    16,000    Hewlett-Packard Company ..........................      2,121,000
    27,000    Solectron Corporation(a) .........................      1,081,688
                                                                   ------------
                                                                      3,202,688
                                                                   ------------
              FINANCIAL SERVICES-- 3.6%
    30,000    Capital One Financial Corporation ................      1,438,125
    23,250    Citigroup, Inc. ..................................      1,379,016
                                                                   ------------
                                                                      2,817,141
                                                                   ------------
              FIRE SYSTEMS-- 4.3%
    67,000    Tyco International, Ltd. .........................      3,341,625
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                    VALUE
--------------------------------------------------------------------------------
              INSURANCE-- 4.5%
    19,000    American International Group, Inc. ...............   $  2,080,500
    21,000    Jefferson-Pilot Corporation ......................      1,397,812
                                                                   ------------
                                                                      3,478,312
                                                                   ------------
              MEDIA-- 2.5%
    24,000    MediaOne Group, Inc.(a) ..........................      1,944,000
                                                                   ------------
              OIL AND GAS DRILLING --  9.6%
    43,000    Coastal Corporation ..............................      1,978,000
    19,802    Exxon Mobil Corporation ..........................      1,540,843
    49,000    Halliburton Company ..............................      2,009,000
    37,000    Texaco, Inc. .....................................      1,984,125
                                                                   ------------
                                                                      7,511,968
                                                                   ------------
              RETAIL STORES-- 7.8%
    50,000    AutoZone, Inc.(a) ................................      1,387,500
    23,000    Circuit City Stores - Circuit City Group .........      1,400,125
    18,000    Home Depot, Inc. .................................      1,161,000
    28,500    Target Corporation ...............................      2,130,375
                                                                   ------------
                                                                      6,079,000
                                                                   ------------
              UTILITIES - TELEPHONE-- 2.4%
    40,000    Bell South Corporation ...........................      1,880,000
                                                                   ------------

              TOTAL COMMON STOCKS-- 99.0% (Cost $44,105,732) ...   $ 77,072,890
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS-- 1.3%                                     VALUE
--------------------------------------------------------------------------------
   974,384    Firstar Stellar Treasury Fund (Cost $974,384) ....   $    974,384
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.3%
              (Cost $45,080,116) ...............................   $ 78,047,274

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%) ...       (238,545)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,808,729
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS-- 98.5%                            VALUE
--------------------------------------------------------------------------------
              Albemarle Co., Virginia, Industrial
                Dev. Authority, Revenue,
$  750,000      3.90%, floating rate, due 10/01/2022 ...........   $    750,000
              Chesterfield Co., Virginia, GO,
   350,000      6.25%, due 07/15/2005,
                  partially prerefunded 07/15/2001 .............        364,063
   750,000      4.00%, due 01/01/2006 ..........................        701,812
              Fairfax Co., Virginia, GO,
   210,000      5.60%, due 05/01/2003 ..........................        212,337
   600,000      5.00%, due 06/01/2014 ..........................        578,706
              Fairfax Co., Virginia, Park Authority, Revenue,
   300,000      6.25%, due 07/15/2005 ..........................        312,687
              Greater Richmond, Virginia, Convention
                Center Authority, Revenue,
   550,000      5.50%, due 06/15/2008 ..........................        560,494
              Hampton, Virginia, GO,
 1,000,000      5.50%, due 02/01/2012 ..........................      1,029,750
              Hanover Co., Virginia, Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 08/15/2009 ..........................      1,100,860
   225,000      6.25%, due 10/01/2011 ..........................        233,543
              Henrico Co., Virginia, Economic Dev.
                Authority, Revenue,
 1,000,000      5.50%, due 11/01/2008 ..........................      1,030,980
              Henrico Co., Virginia, Water and Sewer, Revenue,
   500,000      4.625%, due 05/01/2017 .........................        441,030
              James City Co., Virginia, GO,
   500,000      5.25%, due 12/15/2015 ..........................        492,605
              Loudoun Co., Virginia, GO,
 1,000,000      4.50%, due 12/01/2002 ..........................        997,710
              Lynchburg, Virginia, GO,
   500,000      5.30%, due 05/01/2014 ..........................        499,090
              Medical College of Virginia Hospitals
                Authority, Revenue,
   700,000      5.00%, due 07/01/2013 ..........................        673,043
              Norfolk, Virginia,  Industrial Dev.
                Authority, Revenue,
 1,000,000      6.50%, due 06/01/2021, prerefunded 06/01/2001 ..      1,042,830
              Norfolk, Virginia, GO,
   500,000      5.25%, due 06/01/2008 ..........................        504,460
   300,000      5.75%, due 06/01/2011 ..........................        310,665
              Petersburg, Virginia, GO,
   500,000      5.125%, due 01/15/2013 .........................        492,820
              Pocahontas Parkway Assoc., Virginia
                Toll Road, Revenue,
   900,000      5.00%, due 08/15/2005 ..........................        865,107
              Portsmouth, Virginia, GO,
   800,000      5.00%, due 08/01/2017 ..........................        748,816
              Prince William Co., Virginia, Park
                Authority, Revenue,
   250,000      6.10%, due 10/15/2004 ..........................        261,658
              Prince William Co., Virginia, Service
                Authority Water & Sewer, Revenue,
   500,000      5.00%, due 07/01/2003 ..........................        504,285
              Richmond, Virginia, GO,
   400,000      6.25%, due 01/15/2018 ..........................        407,412
              Richmond, Virginia, Metropolitan Authority,
                Expressway, Revenue,
   500,000      6.05%, due 07/15/2005 ..........................        520,880

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE     OBLIGATION (GO) BONDS -- 98.5% (Continued)               VALUE
--------------------------------------------------------------------------------
              Richmond, Virginia, Redev. & Housing
                Authority, Revenue,
$  500,000      5.00%, due 03/01/2018 ..........................   $    444,530
 1,000,000      3.95%, floating rate, due 04/01/2029 ...........      1,000,000
              Roanoke, Virginia, GO,
   300,000      6.40%, due 08/01/2012, prerefunded 08/01/2001 ..        315,168
 1,000,000      5.00%, due 08/01/2009 ..........................        997,720
              Roanoke, Virginia, Industrial Dev.
                Authority, Hospital, Revenue,
   250,000      3.85%, floating rate, due 07/01/2019 ...........        250,000
              Spotsylvania Co., Virginia, GO,
   400,000      5.75%, due 07/15/2011, prerefunded 07/15/2002 ..        415,812
              Suffolk, Virginia, GO,
   350,000      5.80%, due 06/01/2011 ..........................        366,884
              University of Virginia, Revenue,
 1,000,000      5.25%, due 06/01/2012 ..........................      1,004,120
              Upper Occoquan, Virginia, Sewer
                Authority, Revenue,
   700,000      5.00% due 07/01/2015 ...........................        663,432
              Virginia Beach, Virginia, GO,
 1,000,000      5.25%, due 08/01/2010 ..........................      1,015,070
   325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004 ..        347,500
              Virginia College Building Authority,
                Educational Facilities, Revenue,
   750,000      4.25%, due 02/01/2001 ..........................        750,585
              Virginia State Housing Dev. Authority,
                Commonwealth Mortgages, Revenue,
 1,000,000      6.05%, due 01/01/2013 ..........................      1,027,490
              Virginia State Housing Dev. Authority,
                Multi-Family, Revenue,
   150,000      6.60%, due 11/01/2012 ..........................        157,032
   150,000      6.30%, due 11/01/2015 ..........................        154,472
              Virginia State Public Building Authority, Revenue,
   500,000      6.00%, due 08/01/2003 ..........................        513,695
              Virginia State Public School Authority, Revenue,
 1,000,000      5.25%, due 08/01/2009 ..........................      1,019,140
              Virginia State Resource Authority, Solid
                Waste Disposal System, Revenue,
   500,000      5.50%, due 04/01/2015 ..........................        495,470
              Virginia State Transportation Board, Revenue,
   350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004 ..        370,958
              Virginia State, GO,
 1,000,000      5.375%, due 06/01/2003 .........................      1,021,050
              Winchester, Virginia, I20ndustrial Dev. Authority,
                Educational Facilities, Revenue,
   500,000      5.00%, due 10/01/2018 ..........................        460,305
              York Co., Virginia, Certificates of
                Participation, Revenue,
   250,000      6.625%, due 03/01/2012 .........................        256,860
                                                                   ------------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS-- 98.5% (Cost $28,863,827)   $ 28,684,936
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    MONEY MARKETS-- 1.1%                                     VALUE
--------------------------------------------------------------------------------
   325,856    Firstar Tax-Free Fund (Cost $325,856) ............   $    325,856
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.6%
              (Cost $29,189,683) ...............................   $ 29,010,792

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% .....        127,451
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 29,138,243
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
    SHARES    COMMON STOCKS-- 96.9%                                    VALUE
--------------------------------------------------------------------------------
              BRAZIL-- 0.9%
    31,333    Embratel Participacoes SA ........................   $    802,908
                                                                   ------------
              CANADA-- 3.9%
    16,600    BCE, Inc. ........................................      2,069,569
    21,200    The Seagram Company Ltd. .........................      1,257,281
                                                                   ------------
                                                                      3,326,850
                                                                   ------------
              FRANCE-- 8.6%
    17,216    Aventis SA .......................................        942,312
     5,760    Carrefour SA .....................................        738,023
    27,453    Rhodia SA ........................................        491,245
     8,970    Suez Lyonnaise des Eaux ..........................      1,541,577
     6,613    Total Fina Elf ...................................        990,329
     9,369    Valeo SA .........................................        461,259
    18,676    Vivendi ..........................................      2,153,463
                                                                   ------------
                                                                      7,318,208
                                                                   ------------
              GERMANY-- 14.2%
    17,772    Aventis SA .......................................        935,331
    39,136    Bayerische Motoren Werke (BMW) AG ................      1,233,952
    18,498    Dresdner Bank AG .................................        759,362
    13,471    Mannesmann AG ....................................      4,305,394
    29,770    Metallgesellschaft AG ............................        554,070
     2,571    SAP AG ...........................................      1,851,293
    10,490    Siemens AG .......................................      1,510,701
       395    United Internet AG ...............................        113,393
    18,346    Veba AG ..........................................        937,452
                                                                   ------------
                                                                     12,200,948
                                                                   ------------
              GREECE-- 0.5%
    14,200    Hellenic Telecommunications Organization SA (OTE)         404,311
                                                                   ------------
              HONG KONG-- 3.6%
   166,000    China Telecom (Hong Kong) Ltd. ...................      1,455,018
    91,000    Hutchison Whampoa Ltd. ...........................      1,642,009
                                                                   ------------
                                                                      3,097,027
                                                                   ------------
              HUNGARY-- 0.2%
     2,020    Richter Gedeon Ltd. - GDR ........................        132,816
                                                                   ------------
              ITALY-- 5.9%
   330,623    Banca Nazionale del Lavoro (BNL)(a) ..............      1,126,288
   156,522    Credito Italiano SpA .............................        623,068
   102,006    Mediaset SpA .....................................      2,026,374
   106,116    Telecom Italia SpA ...............................      1,301,774
                                                                   ------------
                                                                      5,077,504
                                                                   ------------
              JAPAN-- 26.8%
              161,000 Fuji Bank Ltd. ...........................      1,514,795
    36,000    Fujitsu Ltd. .....................................      1,105,640
    26,000    Kao Corporation ..................................        795,983
     5,400    Matsushita Communication Industrial Co., Ltd. ....        995,076
    11,000    Murata Manufacturing Company Ltd. ................      2,675,864

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              JAPAN-- 26.8% (Continued)
    72,000    Nikko Securities Company Ltd. ....................   $  1,090,898
        84    Nippon Telegraph and Telephone Corporation .......      1,334,958
    27,000    Nomura Securities Company Ltd. ...................        881,880
       103    NTT Mobile Communication Network, Inc. ...........      4,227,856
    16,000    Pioneer Corporation ..............................        453,956
     6,300    Rohm Company .....................................      2,192,853
   201,000    Sakura Bank Ltd. .................................      1,530,551
    45,000    Sanwa Bank Ltd. ..................................        468,581
     2,080    Shohkoh Fund & Company Ltd. ......................        302,169
       400    Softbank Corporation .............................        410,046
     6,000    Taisho Pharmaceutical Co., Ltd. ..................        207,088
    23,000    Takeda Chemical Industries .......................      1,637,011
     4,500    Takefugi Corporation .............................        482,621
    13,000    Yamanouchi Pharmaceutical Company Ltd. ...........        712,329
                                                                   ------------
                                                                     23,020,155
                                                                   ------------
              KOREA-- 1.4%
    12,290    Korea Telecom Corporation - ADR ..................        537,688
    17,586    SK Telecom Co., Ltd. .............................        685,843
                                                                   ------------
                                                                      1,223,531
                                                                   ------------
              MEXICO-- 0.9%
    11,734    Telefonos de Mexico SA ...........................        786,178
                                                                   ------------
              NETHERLANDS-- 11.2%
    12,158    Gucci Group NV - ADR .............................      1,081,302
    10,333    ING Groep NV .....................................        559,641
    30,609    KPN NV ...........................................      3,504,519
     6,581    KPNQwest NV ......................................        350,133
     5,058    Laurus NV ........................................         53,235
     6,848    Philips Electronics NV ...........................      1,150,681
    19,280    Vendex International NV ..........................        317,323
    38,996    VNU NV ...........................................      2,296,755
    12,845    World Online International NV ....................        287,004
                                                                   ------------
                                                                      9,600,593
                                                                   ------------
              SINGAPORE-- 1.0%
    66,000    DBS Group Holdings Ltd. ..........................        872,026
                                                                   ------------
              SPAIN-- 1.7%
    59,313    Telefonica SA ....................................      1,498,375
                                                                   ------------
              SWEDEN-- 1.9%
    18,716    Telefonaktiebolaget LM Ericsson AB ...............      1,644,149
                                                                   ------------
              SWITZERLAND-- 2.0%
     2,203    Clariant AG ......................................        829,421
       668    Novartis AG ......................................        913,594
                                                                   ------------
                                                                      1,743,015
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES    COMMON STOCKS-- 96.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM-- 12.2%
    29,082    Astra Zeneca Group PLC ...........................   $  1,173,317
   248,780    British Aerospace PLC ............................      1,397,013
    78,869    Cable & Wireless PLC .............................      1,480,898
   108,355    Diageo PLC .......................................        827,129
     7,490    Energis PLC ......................................        349,861
    53,231    Glaxo Wellcome PLC ...............................      1,522,605
    47,968    Railtrack Group PLC ..............................        560,534
   160,613    Reed International PLC ...........................      1,175,436
   168,537    Somerfield PLC ...................................        149,221
    97,780    Telewest Communications PLC ......................        751,084
   188,599    Vodafone Group PLC ...............................      1,051,548
                                                                   ------------
                                                                     10,438,646
                                                                   ------------

              TOTAL COMMON STOCKS-- 96.9% (Cost $57,812,502) ...   $ 83,187,240

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.1% .....      2,662,040
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 85,849,280
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits:
          ---------

          a.   Declaration of Trust*

          b.   Bylaws*

          c.   Incorporated by reference to Declaration of Trust and Bylaws

          d.   (i)      Investment  Advisory  Agreement for The Jamestown Equity
                        Fund*

               (ii)     Investment Advisory Agreement for The Jamestown Balanced
                        Fund*

               (iii)    Investment   Advisory   Agreement   for  The   Jamestown
                        International Equity Fund*

               (iv) Sub-Advisory Agreement for The Jamestown International Equity Fund*

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund*

               (vi) (a) Investment  Advisory  Agreements  for the FBP Contrarian
                        Balanced Fund and the FBP Contrarian Equity Fund*

                    (b) Amendments to Investment Advisory Agreements for the FBP
                        Contrarian Balanced Fund and the FBP Contrarian Equity Fund

               (vii) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

               (viii)   Investment  Advisory  Agreement for The Davenport Equity
                        Fund*

          e. Underwriting Agreements between Williamsburg Investment Trust and IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

          f.   Not Applicable

          g.   (i)  Custodian Agreement with The Northern Trust Company*

               (ii) Custodian Agreement with Firstar Bank, N.A.*

          h.   Administration, Accounting and Transfer Agency Agreement*

          i.   Opinion and Consent of Counsel*

          j.   Consent of Independent Public Accountants

          k.   Not Applicable

          l.   Not Applicable

          m.   Not Applicable

          n.   Not Applicable

          o.   Not Applicable

          p.   (i)    Code of Ethics of The Jamestown Funds

               (ii)   Code of Ethics of Lowe, Brockenbrough and Company, Inc.

               (iii)  Code of Ethics of Oechsle International Advisors, LLC

               (iv)   Code of Ethics of The Flippin, Bruce & Porter Funds

               (v)    Code of Ethics of Flippin, Bruce & Porter, Inc.

               (vi)   Code of Ethics of The Government Street Funds

               (vii)  Code of Ethics of T. Leavell & Associates, Inc.**

               (viii) Code of Ethics of The Davenport Equity Fund

               (ix)   Code of Ethics for Davenport and Company LLC

               (x)    Code of Ethics of IFS Fund Distributors, Inc.

*    Previously filed as Exhibit to Registration Statement on Form N-1A
**   To be filed by Amendment.


Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.
          ----------------

          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person Shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Trust's Advisory Agreements provide for indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

     The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------


          Lowe, Brockenbrough & Company, Inc. ("LB&C") is a registered investment advisor providing general investment advisory services to four series of Williamsburg Investment Trust: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LB&C, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

          (1)  Austin Brockenbrough III - Managing Director of LB&C.

               (a) A Trustee of Williamsburg Investment Trust, a registered investment company, and President of The Jamestown Tax Exempt Virginia Fund.

          (2)  Henry C. Spalding, Jr. - Managing Director of LB&C.

               (a) President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

          (3)  William F. Shumadine, Jr. - Managing Director

          (4)  Ernest H. Stephensen, Jr. - Vice President of LB&C.

          (5) Charles M. Caravati III - Vice President and Portfolio Manager of LB&C.

               (a) Vice President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund.

          (6)  William A.  Claiborne - Vice  President and Portfolio  Manager of
               LB&C.

          (7) Beth Ann Walk - Vice President and Municipal Bond Portfolio Manager of LB&C.

               (a)  Vice President of The Jamestown Tax Exempt Virginia Fund

          (8)  Lawrence Whitlock - Managing Director of LB&C.

          Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment advisor which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, One International Place, Boston, Massachusetts 02110.

               (1)  Oechsle Group,  L.P. (the Managing  General Partner of which
                    is  Walter   Oechsle),   a  general   partner   of   Oechsle
                    International.

               (2) Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.), a limited partner of Oechsle International.

               (3) OIA Limited Partnership Interest Trust (the trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

          Flippin,  Bruce & Porter,  Inc.  ("FBP")  is a  registered  investment advisor providing investment advisory services to two series of Williamsburg Investment Trust: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional account and individuals. The following list sets forth the business and other connections of the directors and officers of Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

               (1)  John T. Bruce - A Principal of FBP.

                    (a) Chairman of the Board of Trustees of Williamsburg Investment Trust and Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (2)  John M. Flippin - A Principal of FBP

                    (a) President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (3)  Robert Gregory Porter III - A Principal of FBP.

                    (a) Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

          T. Leavell & Associates, Inc. ("TLA") is a registered investment advisor providing investment advisory services to three series of Williamsburg Investment Trust: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633.

               (1)  Thomas W. Leavell - President and a Principal of TLA.

               (2) Dorothy G. Gambill - Secretary/Treasurer and a Principal of TLA.

               (3) Richard Mitchell - Executive Vice President and a Principal of TLA.

                    (a)  A  Trustee  of   Williamsburg   Investment   Trust  and
                         President of The Government Street Bond Fund, The Government Street Equity Fund and The Alabama Tax Free Bond Fund.

               (4)  Timothy S. Healy - Vice President and a Principal of TLA.

                    (a)  Vice President of The Alabama Tax Free Bond Fund.

               (5)  Ann Damon Haas - Vice President of TLA.

          Davenport & Company LLC ("Davenport") is a registered investment advisor providing investment advisory services to one series of Williamsburg Investment Trust, The Davenport Equity Fund. Davenport also provides investment advice to corporations, trusts, pension and profit sharing plans, other businesses and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of Davenport & Company LLC, One James Center, Richmond, Virginia, 23285.

               (1) Coleman Wortham III - President and Chief Executive Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (2) J. Lee Keiger III - First Vice President and Chief Financial Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (3) Joseph L. Antrim III - Executive Vice President and Director of Davenport

                    (a)  President of The Davenport Equity Fund

               (4) John P. Ackerly IV - First Vice President and Portfolio Manager of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (5) Michael S. Beall - Executive Vice President and Director of Research for Davenport.

               (6)  Beverley B. Munford III - Vice Chairman of Davenport.

               (7) Lisa B. Kern - Vice President and Portfolio Manager of Davenport.

               (8)  Edward R. Lawton - Senior Vice President of Davenport

               (9) James F. Lipscomp - Executive Vice President and Director of Davenport

               (10) Mary Zayde Zeugner - Vice President and Portfolio Manager of
                    Davenport

Item 27.  Principal Underwriter
          ---------------------

          (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
               Brundage, Story and Rose Investment Trust, The Bjurman Funds, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, The Gannett Welsh & Kotler Funds, the Lake Shore Family of Funds, UC Investment Trust, The Westport Funds and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                                       Position                  Position
                                       with                      with
               Name                    Distributor               Registrant

               *William F. Ledwin      Director                  None

               *Jill T. McGruder       President/                None
                                       Director

               David E. Dennison       Senior Vice               None
                                       President and
                                       Chief Operating
                                       Officer

               Maryellen Peretzky      Senior Vice               None
                                       President, Chief
                                       Administrative
                                       Officer and Secretary

               Terrie A. Wiedenheft    Senior Vice               None
                                       President, Chief
                                       Financial Officer
                                       And Treasurer

               Tina D. Hosking         Vice President and        Secretary
                                       Associate General
                                       Counsel

               Theresa M. Samocki      Vice President,           Treasurer
                                       Fund Accounting
                                       Manager

          (c)  Inapplicable


Item 28.  Locations of Accounts and Records
          ---------------------------------

          The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 312 Walnut Street, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment advisors and custodians.

Item 29.  Management Services
          -------------------

          Not Applicable

Item 30.  Undertakings
          ------------

          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 1st day of August, 2000.

                              WILLIAMSBURG INVESTMENT TRUST

                              By: /s/ John T. Bruce
                                  -------------------------
                                  John T. Bruce, Chairman

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                       Date
---------                          -----                       ----

/s/ John T. Bruce                  Trustee and Chairman        August 1, 2000
-----------------------------      (principal executive
John T. Bruce                      officer)

/s/ Daniel J. Simonson             Treasurer                   August 1, 2000
-----------------------------
Daniel J. Simonson

Austin Brockenbrough III*                Trustee

Charles M. Caravati, Jr.*                Trustee

J. Finley Lee, Jr.*                      Trustee

Richard Mitchell*                        Trustee

Richard L. Morrill*                      Trustee

Harris V. Morrissette*                   Trustee

Erwin H. Will, Jr.*                      Trustee

Samuel B. Witt III*                      Trustee

*By: /s/ Tina D. Hosking
     -------------------
     Tina D. Hosking
     Attorney-in-Fact
     August 1, 2000

                                INDEX TO EXHIBITS

Exhibit
Number         Description of Exhibit
------         ----------------------

  a.           Declaration of Trust*

  b.           Bylaws*

  c.           Not Applicable

  d. (i)       Investment Advisory Agreement for The Jamestown Equity Fund*

     (ii)      Investment Advisory Agreement for The Jamestown Balanced Fund*

     (iii) Investment Advisory Agreement for The Jamestown International Equity Fund*

     (iv)      Sub-Advisory  Agreement  for The Jamestown  International  Equity
               Fund*

     (v)       Investment  Advisory  Agreement  for  The  Jamestown  Tax  Exempt
               Virginia Fund*

     (vi) (a) Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

          (b)  Amendments  to  Investment   Advisory   Agreements  for  the  FBP
               Contrarian Balanced Fund and the FBP Contrarian Equity Fund

     (vii) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

     (viii)    Investment Advisory Agreement for The Davenport Equity Fund*

  e.           Underwriting Agreements*

  f.           Not Applicable

  g. (i)       Custodian Agreement with The Northern Trust Company*

     (ii)      Custodian Agreement with Firstar Bank, N.A.*

  h.           Administration, Accounting and Transfer Agency Agreement*

  i.           Opinion and Consent of Counsel*

  j.           Consent of Independent Public Accountants

  k.           Not Applicable

  l.           Not Applicable

  m.           Not Applicable

  n.           Not Applicable

  o.           Not Applicable

  p. (i)       Code of Ethics of The Jamestown Funds

     (ii)      Code of Ethics of Lowe, Brockenbrough and Company, Inc.

     (iii)     Code of Ethics of Oechsle International Advisors, LLC

     (iv)      Code of Ethics of The Flippin, Bruce & Porter Funds

     (v)       Code of Ethics of Flippin, Bruce & Porter, Inc.

     (vi)      Code of Ethics of The Government Street Funds

     (vii)     Code of Ethics of T. Leavell & Associates, Inc.**

     (viii)    Code of Ethics of The Davenport Equity Fund

     (ix)      Code of Ethics for Davenport and Company LLC

     (x)       Code of Ethics of IFS Fund Distributors, Inc.

-------------------
*    Previously filed as Exhibit to Registration Statement on Form N-1A.
**   To be filed by Amendment.